PROSPECTUS
                          THE USALLIANZ HIGH FIVE(R) L
                            VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       ALLIANZ LIFE(R) VARIABLE ACCOUNT B
                                       AND
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

FOR YOUR CONVENIENCE WE HAVE PROVIDED A GLOSSARY (SEE SECTION 13) THAT DEFINES KEY, CAPITALIZED TERMS THAT ARE USED IN THIS PROSPECTUS. The Contract is called "flexible purchase payment" because you can make Purchase Payments at any time and for any amount (subject to certain restrictions) during the Accumulation Phase, which is the first of the Contract's two phases.

The Contract is a "variable" contract because your Contract Values and/or variable Annuity Payments will increase or decrease depending on the performance of the underlying Investment Options you select. The variable Investment Options invest in different types of securities and follow varying investment strategies. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

The Contract is called a "deferred" annuity contract because Annuity Payments to the Payee from the Contract are deferred until the Payout Phase, the second of the Contract's two phases. Annuity Payments do not begin until a specified period of time in the future (usually when you retire) or until the Annuitant reaches a certain age (the Income Date).

The Contract provides for Living Guarantees. These guarantees include the Guaranteed Withdrawal Benefit (GWB) and either the Guaranteed Principal Value
(GPV) Benefit or the Guaranteed Account Value (GAV) Benefit. The Living Guarantees are provided as one of two packages but are not available individually. In some states, the Living Guarantees may include only one of these benefits. The Living Guarantees cannot be cancelled or elected after issue. If you prefer, you could purchase a Contract without these Living Guarantees.

At Contract issue, you may be able to select either the Living Guarantees with the Guaranteed Principal Value (GPV) Benefit or the Living Guarantees with the Guaranteed Account Value (GAV) Benefit. The GPV Benefit guarantee is based on Purchase Payments. The GAV Benefit guarantee is based on the highest anniversary Contract Value. The GPV and GAV Benefits guarantee that beginning on your fifth Contract Anniversary, and on each subsequent Contract Anniversary until the Contract terminates or you begin receiving Annuity Payments, your Contract Value will be at least equal to the GPV or GAV from five years ago, reduced by subsequent partial withdrawals. The GPV and GAV Benefits are intended to provide a level of protection for the principal you have invested in the Contract, and if you select the GAV Benefit, it also allows you to lock in some of your investment gains from prior years. However, the GPV and GAV Benefits do not provide any protection until the fifth and subsequent Contract Anniversaries, and the GAV Benefit does not lock in any investment gains until at least five years after they occur. There is no additional fee or charge for selecting the Living Guarantees with the GPV Benefit. However, there is an additional fee for selecting the guarantees provided by the GAV Benefit. The GPV and GAV Benefit guarantees are supported by automatic transfers (GPV and GAV Transfers) of amounts from the Investment Options to the Fixed Period Accounts (FPAs). Transfers from the FPAs to the Investment Options may involve a Market Value Adjustment (MVA). GPV and GAV Transfers are discussed in more detail in section 6, Guaranteed Values Under the Living Guarantees - GPV and GAV Transfers.

The GWB guarantees a minimum level of income through partial withdrawals beginning on the second Contract Anniversary.


You can purchase this Contract if all Owners and the Annuitant are age 80 or younger on the Issue Date. You can allocate your Purchase Payments to the Investment Choices available under your Contract. The Investment Choices currently include the variable Investment Options listed as follows and any available general account Investment Choice. The USAZ(R) FusionPortfoliosTM are offered by the USAllianz Variable Insurance Products Fund of Funds Trust. Each of the USAZ FusionPortfolios is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds. The USAZ FusionPortfolios have filed an exemptive order application with the Securities and Exchange Commission for authorization to acquire other types of securities. Upon receipt of regulatory approval, if granted, each USAZ FusionPortfolio may also be permitted to invest in unaffiliated mutual funds and other types of investments. For further information about the USAZ FusionPortfolios and the exemptive order application, see the prospectus for the USAZ FusionPortfolios. There is no assurance as to when or whether we will obtain such approval. You can select up to 15 Investment Options at any one time and you can allocate up to 50% of any Purchase Payment to the FPAs. One or more of the Investment Choices may not be available in your state. We may add, substitute or remove Investment Choices in the future.


AIM
USAZ AIM Basic Value Fund
USAZ AIM International Equity Fund

DAVIS
Davis VA Financial Portfolio
USAZ Davis NY Venture Fund

DREYFUS
Dreyfus IP Small Cap Stock Index Portfolio
Dreyfus Stock Index Fund
USAZ Dreyfus Founders Equity Growth Fund (2)
USAZ Dreyfus Premier Small Cap Value Fund

FRANKLIN TEMPLETON
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund (2)
Franklin U.S. Government  Fund
Franklin Zero Coupon Fund 2005 (3)
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund
USAZ Franklin Small Cap Value Fund (1)

JENNISON
Jennison 20/20 Focus Portfolio
SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio
USAZ Jennison 20/20 Focus Fund
USAZ Jennison Growth Fund

LEGG MASON
USAZ Legg Mason Growth Fund (1)
USAZ Legg Mason Value Fund

OPPENHEIMER
Oppenheimer High Income Fund/VA
USAZ Oppenheimer Emerging Growth Fund
USAZ Oppenheimer Emerging Technologies Fund
USAZ Oppenheimer Global Fund
USAZ Oppenheimer International Growth Fund
USAZ Oppenheimer Main Street Fund

PIMCO
PIMCO VIT All Asset Portfolio
PIMCO VIT Commodity Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT StocksPLUS Growth and Income Portfolio
PIMCO VIT Total Return Portfolio
USAZ PEA Renaissance Fund (2)
USAZ PEA Value Fund (2)

SALOMON BROTHERS
USAZ Salomon Brothers Large Cap Growth Fund (1)
USAZ Salomon Brothers Small Cap Growth Fund

USAZ
USAZ Fusion Balanced Fund
USAZ Fusion Growth Fund
USAZ Fusion Moderate Fund
USAZ Money Market Fund

VAN KAMPEN
USAZ Van Kampen Aggressive Growth Fund
USAZ Van Kampen Comstock Fund
USAZ Van Kampen Emerging Growth Fund
USAZ Van Kampen Equity and Income Fund
USAZ Van Kampen Global Franchise Fund
USAZ Van Kampen Growth and Income Fund
USAZ Van Kampen Mid Cap Growth Fund (2)

(1)  The  Investment  Option name and  (subadviser)  have changed as of April 4,
     2005 as follows:

     CURRENT NAME AND (SUBADVISER)                   PREVIOUS NAME AND (SUBADVISER)
     ----------------------------------------------- -------------------------------------------
     USAZ Legg Mason Growth Fund                     USAZ AIM Dent Demographic Trends Fund
     (Legg Mason Capital Management, Inc.)           (AIM Capital Management, Inc.)
     USAZ Salomon Brothers Large Cap Growth Fund     USAZ AIM Blue Chip Fund
     (Salomon Brothers Asset Management Inc.)        (AIM Capital Management, Inc.)
     USAZ Franklin Small Cap Value Fund              USAZ PIMCO NFJ Small Cap Value Fund
     (Franklin Advisory Services, LLC)               (NFJ Investment Group L.P and PIMCO
                                                      Advisers Retail Holdings, LLC)

(2) The Investment Option name has changed as of April 29, 2005.

                      CURRENT NAME                                 PREVIOUS NAME
     ----------------------------------------------- -------------------------------------------
     Franklin Small-Mid Cap Growth Securities Fund   Franklin Small Cap Fund
     USAZ Dreyfus Founders Equity Growth Fund        USAZ Dreyfus Founders Growth and Income Fund
     USAZ PEA Renaissance Fund                       USAZ PIMCO PEA Renaissance Fund
     USAZ PEA Value Fund                             USAZ PIMCO PEA Value Fund
     USAZ Van Kampen Mid Cap Growth Fund             USAZ Van Kampen Growth Fund

(3) Not available after December 16, 2005. See section 4, Investment Options for further information.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity. This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

VARIABLE ANNUITY CONTRACTS ARE COMPLEX INSURANCE AND INVESTMENT VEHICLES. BEFORE YOU INVEST, BE SURE TO ASK YOUR REGISTERED REPRESENTATIVE ABOUT THE CONTRACT'S FEATURES, BENEFITS, RISKS AND FEES, AND WHETHER THE CONTRACT IS APPROPRIATE FOR YOU BASED UPON YOUR FINANCIAL SITUATION AND OBJECTIVES.

Dated: April 29, 2005

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Summary                                                               6

Fee Tables                                                           11

1.The Variable Annuity Contract                                      14
    Ownership                                                        14
     Contract Owner                                                  14
     Joint Owner                                                     14
     Annuitant                                                       14
     Payee                                                           14
     Beneficiary                                                     15
     Assignment of a Contract                                        15

2. Annuity Payments (The Payout Phase)                               15
     Income Date                                                     15
     Annuity Payments                                                15
     Partial Annuitization                                           16
     Annuity Options                                                 16

3. Purchase                                                          18
     Purchase Payments                                               18
     Automatic Investment Plan (AIP)                                 18
     Allocation of Purchase Payments                                 18
     Tax-Free Section 1035 Exchanges                                 19
     Faxed Applications                                              19
     Free Look/Right to Examine                                      19
     Accumulation Units/Computing the Contract Value                 20

4. Investment Options                                                20
     Substitution and Limitation on
         Further Investments                                         27
     Transfers                                                       27
         Telephone and Electronic Transfers                          28
     Excessive Trading and Market Timing                             28
     Dollar Cost Averaging (DCA) Program                             30
     Flexible Rebalancing                                            30
     Financial Advisers -
         Asset Allocation Programs                                   31
     Voting Privileges                                               31

5. Our General Account                                               31
     Fixed Period Accounts (FPAs)                                    31
     Market Value Adjustment (MVA)                                   33

6. Guaranteed Values Under The Living Guarantees                     35
     Calculating the GPV and GAV                                     36
     GPV and GAV Transfers                                           38
     The GPV and GAV Fixed Account Minimums                          39
     Resetting the GPV and GAV Benefits                              39
     Other Information on the GPV and GAV Benefits                   40

7. Expenses                                                          40
     Mortality and Expense Risk (M&E) Charges                        40
     Contract Maintenance Charge                                     41
     Withdrawal Charge                                               41
       Partial Withdrawal Privilege                                  42
       Reduction or Elimination of the
         Withdrawal Charge                                           42
     Transfer Fee                                                    42
     Premium Taxes                                                   42
     Income Taxes                                                    43
     Investment Option Expenses                                      43

8. Taxes                                                             43
    Annuity Contracts in General                                     43
    Qualified Contracts                                              43
    Multiple Contracts                                               44
    Partial 1035 Exchanges                                           45
    Distributions -- Non-Qualified Contracts                         45
    Distributions -- Qualified Contracts                             45
    Assignments, Pledges and Gratuitous Transfers                    47
    Death Benefits                                                   47
    Withholding                                                      47
    Federal Estate Taxes                                             47
    Generation-Skipping Transfer Tax                                 47
    Foreign Tax Credits                                              47
    Annuity Purchases by Nonresident Aliens and Foreign
         Corporations                                                47
    Possible Tax Law Changes                                         47
    Diversification                                                  48

9. Access to Your Money                                              48
    Guaranteed Withdrawal Benefit (GWB)                              49
    Systematic Withdrawal Program                                    49
    The Minimum Distribution Program and
         Required Minimum Distribution (RMD) Payments                50
    Suspension of Payments or Transfers                              50

10.  Illustrations                                                   50

11. Death Benefit                                                    51
     Death of the Contract Owner                                     51
     Death of the Annuitant                                          52
     Traditional Guaranteed Minimum Death Benefit -
         (Traditional GMDB)                                          52
     Enhanced Guaranteed Minimum Death Benefit -
         (Enhanced GMDB)                                             52
    Death Benefit Examples                                           53
    Death Benefit Payment Options                                    54

12. Other Information                                                54
     Allianz Life                                                    54
     The Separate Account                                            54
     Distribution                                                    55
     Additional Credits for Certain Groups                           56
     Administration/USAllianz Service Center                         56
     Financial Statements                                            57

13.  Glossary                                                        57

14.  Table of Contents of the Statement of
      Additional Information                                         59

15. Privacy Notice                                                   60

Appendix A - Annual Operating Expenses for
Each Investment Option                                               61

Appendix B - Illustrations Based on the S&P 500(R)                   64

SUMMARY
--------------------------------------------------------------------------------
The sections in this summary correspond to sections in this prospectus which discuss the topics in more detail.

THE VARIABLE ANNUITY CONTRACT: The annuity Contract offered by Allianz Life provides a means for investing on a tax-deferred basis. The Contract is intended for retirement savings or other long-term investment purposes. You can purchase the Contract as a Non-Qualified Contract or as a Qualified Contract. The Contract provides several different Annuity Payment options that you can choose from. The Contract permits you to select up to 15 of the available Investment Options and you can allocate up to 50% of any Purchase Payment to the FPAs.

You may be able to select from one of two death benefits, subject to certain age restrictions. Under the Traditional Guaranteed Minimum Death Benefit (GMDB) we base the death benefit on the greater of:

o    Contract Value, or
o    total Purchase Payments adjusted for partial withdrawals.

If all Owners are age 79 or younger on the Issue Date, you can instead select the Enhanced GMDB for an additional mortality and expense risk (M&E) charge. Under the Enhanced GMDB we base the death benefit on the greater of:

o    Contract Value, or
o    total Purchase Payments adjusted for partial withdrawals, or
o    the Maximum  Anniversary  Value (MAV)  prior to any Owner's  81st  birthday
     adjusted  for  subsequent  partial   withdrawals  and  subsequent  Purchase
     Payments.

The death benefit provided by the Enhanced GMDB will never be less than the death benefit provided by the Traditional GMDB, however, it may be equal to the death benefit provided by the Traditional GMDB.

THE ENHANCED GMDB DOES NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND THE BENEFIT VALUES ARE LIMITED AFTER AGE 81. AS A RESULT, ANY OWNER WHO IS NEARING AGE 79 SHOULD DETERMINE IF PURCHASING A BENEFIT FOR WHICH THERE IS AN ADDITIONAL COST IS APPROPRIATE FOR THEIR SITUATION.

You can only select one death benefit at Contract issue and once you select a death benefit you cannot change or cancel it. The Enhanced GMDB may not be available in all states. Check with your registered representative regarding the availability of the Enhanced GMDB in your state. The death benefits are described in more detail in section 11, Death Benefit.

The Contract also offers Living Guarantees that you can select at Contract issue. You cannot add these benefits after the Issue Date. Once you select the Living Guarantees, you cannot cancel them. Under these guarantees, you will have the following benefits:

1. The Guaranteed Principal Value (GPV) Benefit or the Guaranteed Account Value (GAV) Benefit. We guarantee that beginning on your fifth Contract
     Anniversary and on each subsequent anniversary until your Income Date or Contract termination, your Contract Value will at least be equal to the GPV or GAV established five years ago adjusted for all partial withdrawals you made in the last five years. At Contract issue you may be able to select one of these benefits, each of which provides different guarantees. You cannot select both the GPV and GAV Benefits. There are no additional fees or charges for selecting the Living Guarantees with the GPV Benefit. However, there is an additional M&E charge for selecting the guarantees provided by the GAV Benefit. The GPV Benefit guarantee is based on Purchase Payments. The GAV Benefit guarantee is based on the highest anniversary Contract Value. The initial GPV/GAV under both benefits is equal to all Purchase Payments received during the first 90 days of your Contract adjusted for partial withdrawals during this period. Then on each Contract Anniversary we recalculate the GPV and GAV. The GPV is equal to the prior GPV adjusted for additional Purchase Payments and partial withdrawals. The GAV Benefit is equal to the greater of: a) the prior GAV adjusted for additional Purchase Payments and partial withdrawals, or b) the Contract Value on the Contract Anniversary. The GPV/GAV Benefits may not be available in all states. Check with your registered representative regarding the availability of the GPV/GAV Benefits in your state. For more details see section 6, Guaranteed Values Under the Living Guarantees.

YOU MUST HOLD THE CONTRACT FOR FIVE COMPLETE CONTRACT YEARS BEFORE RECEIVING ANY ADJUSTMENT TO YOUR CONTRACT VALUE FROM THE GPV OR GAV BENEFITS. THESE BENEFITS MAY NOT BE APPROPRIATE FOR YOU IF YOU INTEND TO HOLD THE CONTRACT FOR LESS THAN FIVE YEARS.

2. The Guaranteed Withdrawal Benefit (GWB). Beginning on the second Contract Anniversary, this benefit provides a guaranteed income through partial withdrawals each Contract Year, regardless of your Contract Value. The GWB is not available before the second Contract Anniversary. The GWB value is equal to total Purchase Payments adjusted for GWB partial withdrawals. Each Contract Year you can take GWB withdrawals of up to 10% of your total Purchase Payments (the partial withdrawal privilege). However, you cannot take a GWB withdrawal of more than your remaining GWB value. You can continue to take GWB withdrawals until you have withdrawn all of the GWB value, even if your Contract Value is less than or equal to zero. The GWB is non-cumulative, which means that if you do not use your 10% in a given Contract Year, it will not carry over to the next year. GWB withdrawals are made prior to any MVA, are not subject to the withdrawal charge, will be treated as withdrawals for tax purposes, and if you are younger than age 59 1/2 may also be subject to a 10% penalty tax. Any withdrawals you take in excess of the partial withdrawal privilege may be subject to a withdrawal charge, and will reduce the amount available for future GWB withdrawals. For more details see section 9, Access to Your Money.

THERE ARE NO ADDITIONAL FEES OR CHARGES FOR SELECTING THE LIVING GUARANTEES WITH THE GPV BENEFIT. HOWEVER, THERE IS AN ADDITIONAL M&E CHARGE FOR SELECTING THE LIVING GUARANTEES WITH THE GAV BENEFIT. WE MONITOR YOUR CONTRACT VALUE DAILY AND SYSTEMATICALLY TRANSFER AMOUNTS BETWEEN THE FIXED PERIOD ACCOUNTS (FPAS) AND YOUR SELECTED INVESTMENT OPTIONS TO SUPPORT THE LIVING GUARANTEES. THIS MEANS THAT YOU MAY NOT ALWAYS BE ABLE TO FULLY PARTICIPATE IN ANY UPSIDE POTENTIAL RETURNS AVAILABLE FROM THE INVESTMENT OPTIONS AND THAT YOUR CONTRACT VALUE MAY POTENTIALLY BE LESS THAN THE CONTRACT VALUE YOU WOULD HAVE WITHOUT THE LIVING GUARANTEES. ADDITIONALLY, TRANSFERS AND WITHDRAWALS OUT OF THE FPAS MAY BE SUBJECT TO A MVA, WHICH MAY INCREASE OR DECREASE YOUR CONTRACT VALUE AND/OR THE AMOUNT OF THE WITHDRAWAL OR TRANSFER.

The automatic periodic transfers in and out of the FPAs to support the Living Guarantees (GPV and GAV Transfers) may affect the flexible rebalancing program (if elected), or any asset allocation strategy you have established. In addition, to the extent that your investment in the Contract is part of a larger portfolio strategy, and you are relying on the Contract for participation in the equity markets, any GPV or GAV Transfers from an equity Investment Option into a FPA may affect this strategy. You should review the effect that a purchase of a Contract with Living Guarantees may have on your investment strategies and whether this Contract is appropriate for your situation.

The Contract may be used as part of an asset allocation program offered by brokerage firms or their associated investment advisory firms. There may be fees and charges assessed by these firms for these programs. These fees and charges would be in addition to the charges and other deductions we describe elsewhere in this prospectus. Any withdrawals made to pay these fees and charges are considered withdrawals under this Contract. Your registered representative will be able to describe the fees assessed in connection with any such program. We do not sponsor these programs, or profit from these programs, or set the fees for the programs, or assume any responsibility for the programs. For more information see section 4, Investment Options - Financial Advisers - Asset Allocation Programs.

We currently do not permit Contract Owners to borrow money from us using the Contract as security for the loan.

SOME CONTRACT FEATURES MAY NOT BE AVAILABLE IN ALL STATES.

ANNUITY PAYMENTS: The Income Date is the date the Payee begins receiving Annuity Payments. Subject to certain restrictions, you can elect to have us make Annuity Payments as a variable payout, a fixed payout, or a combination of both under a variety of Annuity Options. If you choose to have us make any part of the Annuity Payments as a variable payout, the dollar amount of the payments will go up or down based on the performance of the Investment Options. For more information see section 2, Annuity Payments (The Payout Phase).

PURCHASE: You can buy the Contract with $25,000 or more if all Owners and the Annuitant are age 80 or younger on the Issue Date. You can make additional Purchase Payments of any amount ($100 minimum if you select our automatic investment plan) any time during the Accumulation Phase. The maximum cumulative Purchase Payments we will accept without prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities). Your registered representative can help you complete the appropriate forms. For more information see section 3, Purchase.

INVESTMENT CHOICES: You can allocate Purchase Payments to the Investment Choices available under the Contract subject to certain restrictions. The principal value and investment returns on the variable Investment Options fluctuate and are not guaranteed and you can lose money. You can make transfers between Investment Choices as permitted. See section 4, Investment Options - Transfers.

OUR GENERAL ACCOUNT: You can choose to allocate up to 50% of any Purchase Payment to the Fixed Period Accounts (FPAs), which are part of our general account. The general account consists of all of our assets other than those in our variable separate accounts. We have complete ownership and control of all these assets. Only one FPA is available for Purchase Payments and transfers each Contract Year. In the first Contract Year, a FPA with a ten-year Account Period is available. Similarly, a FPA with a nine-year Account Period is available in the second Contract Year, an eight-year Account Period is available in the third year, and so on. After the tenth Contract Year, five-year rolling periods are available: in the 11th Contract Year, a five-year Account Period is available; in the 12th year, a four-year Account Period becomes available; and so on until the 16th Contract Year when a new five-year Account Period is again available.

The FPAs are credited with interest rates that vary based on the Account Period (which ranges from one to ten years), and when an allocation was made to the FPA. Generally, the interest rate is higher when the Account Period is longer, but it will never be less than the guaranteed rate stated in your Contract, which is currently 1-3% depending on your state. The interest rate on a FPA is periodically reset.

Withdrawals and transfers from the FPAs made more than 30 days prior to the end of the Account Period will reflect a Market Value Adjustment (MVA). The MVA may increase or decrease your Contract Value and/or the amount of the withdrawal or transfer. Any MVA we make, whether it is upon partial withdrawal/transfer or complete withdrawal/transfer, is also subject to a minimum and a maximum.

If you include the Living Guarantees in your Contract, we will make GPV or GAV Transfers to and from the FPAs to support these guarantees. A MVA may apply to the GPV or GAV Transfers. If you elect to include the Living Guarantees in your Contract your ability to make transfers and/or partial withdrawals from the FPAs is subject to the GPV or GAV Fixed Account Minimums.

For more information on the FPAs see section 5, Our General Account. For more information on the interaction between the FPAs and the GPV/GAV Benefits, also see section 6, Guaranteed Values Under the Living Guarantees.

EXPENSES: The Contract has insurance features and investment features, and there are costs related to each. For more information please see the Fee Tables and section 7, Expenses.

Each year, we deduct a $40 contract maintenance charge from your Contract during both the Accumulation and Payout Phases of your Contract. During the Accumulation Phase we waive this charge if the Contract Value is at least $75,000 at the time we are to deduct the charge. During the Payout Phase we waive this charge if your Contract Value on the Income Date is at least $75,000.

We deduct a mortality and expense risk (M&E) charge from the assets in the Separate Account. We calculate the M&E charge as a percentage of the average daily assets invested in a subaccount on an annual basis. The M&E charge varies during the Accumulation Phase depending upon the benefit options that apply.

                                                         M&E CHARGES
                                                  TRADITIONAL     ENHANCED
                                                     GMDB           GMDB
No Living Guarantees or Living Guarantees with       1.65%         1.85%
    the GPV Benefit
Living Guarantees with the GAV Benefit               1.75%         1.95%

During the Payout Phase, if you elect variable Annuity Payments, the M&E charge is 1.65%, regardless of the benefit options that apply. This charge is equal to the lowest charge because we do not pay a death benefit separate from the benefits provided by the Annuity Option if the Annuitant dies during the Payout Phase.

If you take money out of the Contract during the Accumulation Phase, we may assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge starts at 8% in the first year after we received a payment and declines to 0% after we have had a Purchase Payment for three complete years.

Allianz Life is responsible for paying any premium and other similar taxes assessed by states and other governmental entities (for example, municipalities). Premium taxes typically range from 0% to 3.5% of the Purchase Payment depending on the state or governmental entity. It is our current practice not to make deductions from the Contract to reimburse us for the premium taxes we pay until you make a full withdrawal from your Contract, Annuity Payments begin, or you die. Allianz Life reserves the right to change this practice in the future.


Each Investment Option deducts management fees and expenses from the amounts you have in the Investment Options. Some Investment Options also deduct Rule 12b-1 fees from Investment Option assets. For 2004, these expenses and fees, including Rule 12b-1 fees, ranged, on an annual basis, from 0.51% to 1.79% of an Investment Option's average daily net assets before expense reimbursements and fee waivers. The USAZ FusionPortfolios, which are structured as a "fund of funds," have fees at each fund level. Initially, the USAZ FusionPortfolios assess advisory fees and other expenses. In addition, the funds underlying the USAZ FusionPortfolios deduct management fees and expenses and may also pay 12b-1 fees to the distributor of the Contract for distribution and/or administrative services. However, they do not pay 12b-1 fees to the USAZ FusionPortfolios, and the USAZ FusionPortfolios do not assess 12b-1 fees. For more information regarding the fees and charges of the USAZ FusionPortfolios, please see the table of annual operating expenses for each Investment Option that appears in Appendix A of this prospectus.


You can make 12 free transfers each Contract Year. After that, we deduct a $25 transfer fee for each additional transfer. We reserve the right to restrict the number of transfers to 12 transfers per Contract Year. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Payout Phase.

We will pay sales  commissions to broker/dealers  who sell the Contracts.  For a
discussion  of  these   arrangements,   see  section  12,  Other  Information  -
Distribution.

TAXES: Your earnings are generally not taxed until you take them out. For tax purposes, if you make a withdrawal during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty. During the Payout Phase, if you apply all of your Contract Value to Annuity Payments under a Non-Qualified Contract, a portion of each Annuity Payment may be treated as a partial return of the Purchase Payment(s) and will not be taxed. The remaining portion of the Annuity Payments will be treated as ordinary income. Annuity Payments from Qualified Contracts may be treated as fully taxable income. Death benefits are taxable to the Beneficiary and may be subject to estate taxes. Other tax rules and limitations may apply to Qualified Contracts. For more information see section 8, Taxes.

ACCESS TO YOUR MONEY: You can take money out of your Contract during the Accumulation Phase. Withdrawals during the Accumulation Phase may be subject to a withdrawal charge (see section 7, Expenses). If you elect the Living Guarantees your ability to make withdrawals from the FPAs may be limited. You may also have to pay income tax and a tax penalty on any money you take out (see section 8, Taxes for more information on the tax implications of withdrawals). The IRS may apply limits on withdrawals under certain Qualified Contracts. For more information see section 9, Access to Your Money.

DEATH BENEFIT: If you die during the Accumulation Phase, the person you have chosen as a Beneficiary will receive a death benefit. The amount of the death benefit depends on the death benefit that applies. For more information see section 11, Death Benefit.

FREE LOOK/RIGHT TO EXAMINE: If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). We will pay you the Contract Value on the day we receive your request to cancel the Contract at our Service Center. This may be more or less than your original Purchase Payment. In certain states we will refund the Purchase Payment. If you purchased this Contract as an IRA, you can cancel it within seven days after receiving it and we will refund the Purchase Payment. The free look provision under the Contract is also called the right to examine. For more information see section 3, Purchase - Free Look/Right to Examine.

STATE SPECIFIC CONTRACT RESTRICTIONS: If you purchase a Contract, the Contract will be subject to the law of the state in which the Contract is issued. Some of the terms of the Contract may differ from the terms of a Contract delivered in another state because of state-specific legal requirements. Areas in which there may be state-specific Contract provisions may include:

o availability of Investment Choices, optional endorsements, Annuity Options, and/or DCA programs;
o    free look rights;
o    selection of certain Income Dates;
o    restrictions on your ability to make additional Purchase Payments;
o    deductions we make for premium taxes;
o selection of certain assumed investment rates (AIRs) for variable Annuity Payments; and
o    transfer rights.

If you would like information regarding state-specific Contract provisions, you should contact your registered representative or contact our Service Center at the toll free number listed at the back of this prospectus.

PRIVACY POLICY: WE PLACE A HIGH PRIORITY ON MAINTAINING YOUR TRUST AND CONFIDENCE. A NOTICE OF THE PRIVACY POLICY FOLLOWED BY ALLIANZ LIFE AND ITS AFFILIATED COMPANIES IS PROVIDED IN THIS PROSPECTUS TO ENHANCE YOUR UNDERSTANDING OF HOW WE PROTECT YOUR PRIVACY WHEN WE COLLECT AND USE INFORMATION ABOUT YOU, AND THE STEPS WE TAKE TO SAFEGUARD THAT INFORMATION. FOR MORE INFORMATION SEE SECTION 15, PRIVACY NOTICE.

INQUIRIES: If you have any questions about your Contract or need more information, please contact our Service Center at the phone number or address listed at the back of this prospectus.

FEE TABLES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when purchasing, owning and making a full withdrawal from the Contract. The first tables describe the fees and expenses that you will pay if you make a withdrawal from the Contract during the Accumulation Phase, or if you make transfers. Taxes, including deductions we make for premium taxes, also may apply, although they do not appear in these tables. It is our current practice not to make deductions for premium taxes until you make a full withdrawal from your Contract, Annuity Payments begin, or you die. For more information see section 7, Expenses.

CONTRACT OWNER TRANSACTION EXPENSES (1)

WITHDRAWAL CHARGE - During the Accumulation Phase (2) (as a percentage of each Purchase Payment withdrawn)

           NUMBER OF COMPLETE
               YEARS SINCE
               RECEIPT OF
            PURCHASE PAYMENT           CHARGE
            ----------------           ------
                   0                      8%
                   1                      7%
                   2                      5%
          3 years or more                 0%


TRANSFER FEE(3)..................First 12 transfers in a Contract Year are free.
                                 Thereafter, the fee is $25.

(1) If you selected a general account Investment Choice, a MVA may apply to certain transactions. This MVA may increase or decrease your Contract Value and/or your transfer or withdrawal amount. For more information, please see section 5, Our General Account - Market Value Adjustment (MVA)..

(2) You may make partial withdrawals of up to a total of 10% of total Purchase Payments in each Contract Year and we will not assess a withdrawal charge. This partial withdrawal privilege is non-cumulative, which means that if you do not use your 10% free privilege in a given year, it does not carry over to the next year. For more information, please see section 7 - Expenses - Withdrawal Charge - Partial Withdrawal Privilege. Also see
     section 9, Access to Your Money for additional options.

(3) We reserve the right to restrict the number of transfers to 12 transfers per Contract Year. Dollar cost averaging transfers, flexible rebalancing transfers and GPV or GAV Transfers are not currently counted against any free transfers we allow. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct this fee during the Payout Phase. For more information, please see section 7, Expenses - Transfer Fee.

CONTRACT OWNER PERIODIC EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including the Investment Options' fees and expenses.

DURING THE ACCUMULATION PHASE:

CONTRACT MAINTENANCE CHARGE (4)...................... $40 per Contract per year.

SEPARATE ACCOUNT ANNUAL EXPENSES

  MORTALITY AND EXPENSE RISK (M&E) CHARGES
  (as a percentage of average daily assets invested in a subaccount on an annual basis)

                                                           M&E CHARGES
                                                    TRADITIONAL     ENHANCED
                                                       GMDB         GMDB(5)
  No Living Guarantees or Living Guarantees with       1.65%         1.85%
      the GPV Benefit
  Living Guarantees with the GAV Benefit               1.75%         1.95%

DURING THE PAYOUT PHASE:

CONTRACT MAINTENANCE CHARGE (6)...................... $40 per Contract per year.

SEPARATE ACCOUNT ANNUAL EXPENSES - if you elect variable Annuity Payments

         M&E CHARGE
         (as a percentage of average daily assets invested in a subaccount on an annual basis)............................... 1.65%


(4) The charge is waived if the Contract Value is at least $75,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus (registered with the same social security number), we will determine the total value of all your Contracts. If the total value of all your Contracts is at least $75,000, the charge is waived on all your Contracts. For more information please see section 7, Expenses - Contract Maintenance Charge.

(5) The Enhanced GMDB may not be available in all states. For more information please see section 11, Death Benefit.

(6) The charge is waived if your Contract Value on the Income Date is at least $75,000. For more information please see section 7, Expenses - Contract Maintenance Charge.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. These expenses are deducted from the Investment Options' assets. These expenses will reduce the performance of the Investment Options and, therefore, will negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent calendar year. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. Please see the Investment Options' prospectuses for more information regarding the fees and expenses of the Investment Options.

                                                                                    MINIMUM                 MAXIMUM

TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES*  (INCLUDING  MANAGEMENT FEES,
DISTRIBUTION OR 12B-1 FEES, AND OTHER EXPENSES)
BEFORE FEE WAIVERS AND EXPENSE REIMBURSEMENTS                                      0.51%                    1.79%

* Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option.

Appendix A contains more details regarding the annual operating expenses for each of the variable Investment Options, including the amount and effect of any waivers and/or reimbursements.

EXAMPLES
--------------------------------------------------------------------------------
The expenses for your Contract may be different from those shown in the examples below depending upon which benefits apply.

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract Owner periodic expenses, and the annual operating expenses of the Investment Options before the effect of reimbursements and waivers.

You should not consider the examples below as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The $40 contract maintenance charge is included in the examples as a charge of 0.057% of the average daily assets invested in a subaccount based on an assumed average Contract size of $70,000.

Deductions we make for premium taxes may apply but are not reflected in these examples.

For additional information, see section 7, Expenses.

If you make a full withdrawal at the end of each time period, and assuming a $10,000 investment and a 5% annual return on your money, you may pay the following expenses for Contracts with:

a) the Enhanced GMDB and the Living Guarantees with the GAV Benefit (the highest M&E charge of 1.95%).

b) the Traditional GMDB and no Living Guarantees or Living Guarantees with the GPV Benefit (the lowest M&E charge of 1.65%).

    ---------------------------------------------------------------- -------------- ------------- ------------- --------------
    TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES BEFORE ANY        1 YEAR        3 YEARS       5 YEARS       10 YEARS
    FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
    ---------------------------------------------------------------- -------------- ------------- ------------- --------------
    ---------------------------------------------------------------- -------------- ------------- ------------- --------------
    1.79% (the maximum)                                              a) $1,252      a) $1,687     a) $1,958     a) $4,041
                                                                     b) $1,222      b) $1,600     b) $1,817     b) $3,778
    ---------------------------------------------------------------- -------------- ------------- ------------- --------------
    0.51% (the minimum)                                              a) $1,124      a) $1,310     a) $1,339     a) $2,853
                                                                     b) $1,094      b) $1,220     b) $1,188     b) $2,550
    ---------------------------------------------------------------- -------------- ------------- ------------- --------------

If you do not make a full withdrawal or if you annuitize* the Contract at the end of each time period and assuming a $10,000 investment and a 5% annual return on your money, you may pay the following expenses for Contracts with:

a) the Enhanced GMDB and the Living Guarantees with the GAV Benefit (the highest M&E charge of 1.95%).

b) the Traditional GMDB and no Living Guarantees or Living Guarantees with the GPV Benefit (the lowest M&E charge of 1.65%).

    --------------------------------------------------------------- -------------- ------------- ------------- -------------
    TOTAL ANNUAL INVESTMENT OPTION OPERATING EXPENSES BEFORE ANY       1 YEAR        3 YEARS       5 YEARS       10 YEARS
    FEE WAIVERS OR EXPENSE REIMBURSEMENTS OF:
    --------------------------------------------------------------- -------------- ------------- ------------- -------------
    --------------------------------------------------------------- -------------- ------------- ------------- -------------
    1.79% (the maximum)                                             a) $  382      a) $1,160     a) $1,958     a) $4,041
                                                                    b) $  352      b) $1,074     b) $1,817     b) $3,778
    --------------------------------------------------------------- -------------- ------------- ------------- -------------
    0.51% (the minimum)                                             a) $  255      a) $  784     a) $1,339     a) $2,853
                                                                    b) $  225      b) $  693     b) $1,188     b) $2,550
    --------------------------------------------------------------- -------------- ------------- ------------- -------------

* Your Income Date must be at least two years after your Issue Date, however, some states may require us to allow you to select an earlier Income Date.

As of April 29, 2005 no Contracts had been sold. Therefore, we have not provided any condensed financial information.

1.THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------
An annuity is a contract between you, the Contract Owner and an insurance company (in this case Allianz Life), where the insurance company promises to pay the Payee (you or someone you choose) an income, in the form of Annuity Payments. The Annuity Payments must begin on a designated date (the Income Date) that is at least two years after your Issue Date, however, some states may require us to allow you to select an earlier Income Date. Your Contract is in the Accumulation Phase until Annuity Payments begin, at which point your Contract switches to the Payout Phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract, although it may offer other features that meet your needs.

Your Investment Choices include the variable Investment Options and any available general account Investment Choice. You cannot invest in more than 15 Investment Options at any one time. Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the variable Investment Options. The variable Investment Options are designed to offer a better return than any available general account Investment Choice, however, this is not guaranteed.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase depends in large part upon the investment performance of the Investment Option(s) you select. The amount of any variable Annuity Payments we make during the Payout Phase also depends in large part upon the investment performance of any Investment Options you select for the Payout Phase.

The Contract may also contain general account Investment Choices. If you have money invested in our general account, the amount of money you are able to accumulate in your Contract during the Accumulation Phase will depend in part upon the total interest credited to your Contract. Amounts allocated to this account earn interest that we declare periodically. The Fixed Period Accounts
(FPAs) are available under our general account and you may allocate up to 50% of any Purchase Payment to them during the Accumulation Phase. The FPAs have Account Periods ranging from one to ten years. Only one FPA is available for Purchase Payments or transfers in each Contract Year. Withdrawals or transfers from the FPAs may be subject to a Market Value Adjustment (see section 5, Our General Account - Market Value Adjustment).

We will not make any changes to your Contract without your permission except as may be required by law.

OWNERSHIP

CONTRACT OWNER. You, as the Contract Owner, have all the rights under the Contract. The Contract Owner is designated at Contract issue. You can change Contract Owners at any time subject to our approval. However, there may be IRS or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any change will become effective as of the date you sign the request. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER. A Non-Qualified Contract can be owned by Joint Owners. Upon the death of either Joint Owner, the surviving Joint Owner will become the primary Beneficiary. We will then treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary. You can change Joint Owners under the same conditions as described for a Contract Owner.

ANNUITANT. The Annuitant is the individual on whose life we base Annuity Payments. You name an Annuitant (and any joint Annuitant) subject to our approval. Subject to our approval, you may change the Annuitant(s) at any time before the Income Date unless the Contract is owned by a non-individual (for example, a qualified plan or trust). You cannot change the Annuitant if the Contract is owned by a non-individual. For Qualified Contracts, the Annuitant must be the Contract Owner unless the Contract is owned by a qualified plan or is part of a custodial arrangement. If you take a partial annuitization, the Annuitant must be the Contract Owner. We do not allow you to appoint joint Annuitants for partial annuitizations.

PAYEE. The Payee is the person or entity you designate to receive Annuity Payments during the Payout Phase and the Contract Owner will receive tax reporting on those payments. You name the Payee subject to our approval. An Owner or Annuitant can be the Payee but it is not required under the Contract. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Contract Owner. The Contract Owner can change the Payee at any time.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death benefit. You name the Beneficiary at Contract issue. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not name a Beneficiary, any death benefit will be paid to your estate.

ASSIGNMENT OF A CONTRACT: An authorized request specifying the terms of an assignment of a Contract must be provided to the Service Center and approved by us. We will not be liable for any payment made or action taken before we record the assignment. An assignment may be a taxable event. We will not be responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.


2.ANNUITY PAYMENTS
(THE PAYOUT PHASE)
--------------------------------------------------------------------------------
INCOME DATE

You can annuitize your Contract and the Payee will receive regular periodic income payments (Annuity Payments) under your Contract. Your Income Date is the date Annuity Payments will begin.

Your Income Date is specified in your Contract as the latest date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant's 90th birthday, or b) ten years from the Issue Date. This limitation may not apply when the Contract is issued to a charitable remainder trust. You can make an authorized request for a different Income Date after the Issue Date, however, any such request is subject to our approval. Your Income Date must be the first day of a calendar month and must be at least two years after the Issue Date. Some states may require us to allow you to select an earlier Income Date. The Income Date will never be later than what is permitted under applicable law.

After the Income Date, the Living Guarantees and the FPAs will no longer be available. Your election to start Annuity Payments may involve a MVA if any of your Contract Value is in a general account Investment Choice on the Income Date.

ANNUITY PAYMENTS

You can elect to have us make Annuity Payments under Annuity Options 1-5 as:

o  a variable payout,
o  a fixed payout, or
o  a combination of both.

Annuity Option 6 is only available for fixed payouts in the state of Florida.

Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments) except as provided under Annuity Option 3. If you choose a variable payout, you can select up to 15 of the available Investment Options. If you do not tell us otherwise, we will base Annuity Payments on the investment allocations that were in place on the Income Date. We will not allow you to apply amounts of less than $5,000 to an Annuity Option. If your Contract Value, adjusted for any applicable MVA and any deduction we make for premium tax is less than $5,000 on the Income Date, we will refund that amount to you. Currently it is our business practice that the initial Annuity Payment exceed $50. We will contact you to discuss alternate payment arrangements if the initial Annuity Payment would be $50 or less. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event will we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract depending on how long your Contract was in force before the Income Date. As a result, it is possible that a Contract that was in force for ten years before the Income Date may receive higher fixed payout rates (and, therefore, higher fixed Annuity Payments) than a Contract that was in force for only five years before the Income Date.

If you choose to have any portion of the Annuity Payments based on the investment performance of the Investment Option(s), the dollar amount of the payments will depend upon the following factors:

o the Contract Value (adjusted for any applicable MVA and any deduction we make for premium tax) on the Income Date,
o    the age of the Annuitant and any joint Annuitant on the Income Date,
o    the Annuity Option you select,
o the assumed investment rate (AIR) and the mortality table specified in the Contract, and
o    the future performance of the Investment Option(s) you selected.

You can choose a 3%, 5% or 7% AIR. The 5% and 7% AIRs are not available in all states. Using a higher AIR results in a higher initial Annuity Payment but later payments will increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR, the variable Annuity Payments will increase. Similarly, if the actual performance is less than the AIR, the variable Annuity Payments will decrease.

The Payee will receive the Annuity Payments. You will receive tax reporting on those payments. We may require proof of the Annuitant's age before making any life contingent Annuity Payment. If the age or sex of the Annuitant are misstated, the amount payable will be the amount that would have been provided at the true age or sex.

PARTIAL ANNUITIZATION

We currently allow you to apply a portion of your Contract Value (and not the entire Contract Value) to Annuity Payments, according to the applicable annuitization rules. This is referred to as a partial annuitization. A partial annuitization will decrease the amounts available for withdrawal, payment of death benefits and any additional Annuity Payments.

Amounts you apply to a partial annuitization and Annuity Payments we make under a partial annuitization are not subject to the withdrawal charge. However, Annuity Payments we make under a partial annuitization will be treated as a partial withdrawal for tax purposes. This means that any gains in the entire Contract will be considered to be distributed before Purchase Payments. For Non-Qualified Contracts, gains are generally subject to ordinary income tax and Purchase Payments are not. For Qualified Contracts, the entire Annuity Payment we make under a partial annuitization will most likely be subject to ordinary income taxes. In addition, if you are younger than age 59 1/2, Annuity Payments under a partial annuitization may also be subject to a 10% penalty tax. Partial annuitizations may also affect the tax treatment of any future Annuity Payments. You should consult a tax adviser before requesting a partial annuitization. We may make deductions for premium taxes from partially annuitized amounts. We do not currently restrict the number of partial annuitizations for a Contract, but we reserve the right to do so.

ANNUITY OPTIONS

You can choose one of the income plans (Annuity Options) described below or any other payment option to which we agree. Prior to the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option. If you do not choose an Annuity Option prior to the Income Date, we will make Annuity Payments to the Payee as a variable payout under Annuity Option 2 with ten years of guaranteed monthly payments.

Annuity Payments will usually be lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. For example, the guaranteed initial monthly fixed payout rates under Annuity Option 4 with a guarantee period of 20 years or more are the lowest fixed rates we offer and the guaranteed initial monthly fixed payout rates under Annuity Option 1 are the highest fixed rates we offer. Annuity Payments will also be lower if you have us make Annuity Payments at an early age (for example, when the Annuitant is age 50) as opposed to waiting until the Annuitant is older (for example, when the Annuitant is age 70).

OPTION 1. LIFE ANNUITY. We will make monthly Annuity Payments during the life of the Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

OPTION 2. LIFE ANNUITY WITH MONTHLY PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. We will make monthly Annuity Payments during the life of the Annuitant. Under a full annuitization, if the Annuitant dies before the end of the selected guaranteed period, we will continue to make Annuity Payments to the Payee for the rest of the guaranteed period. Alternatively, the Contract Owner may elect to receive a lump sum payment. Under a partial annuitization, if the Annuitant dies before the end of the selected guarantee period, we will make a lump sum payment to the Contract Owner (or their Beneficiary if the Annuitant was the Contract Owner). The lump sum payment is equal to the present value of the remaining guaranteed monthly Annuity Payments, as of the date we receive proof of the Annuitant's death and a payment election form at our Service Center. For variable payouts, we base the remaining guaranteed monthly Annuity Payments on the current value of the Annuity Units and we use the AIR to calculate the present value. For fixed payouts, we calculate the present value of the lump sum using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. Proof of the Annuitant's death and return of the Contract are required prior to the payment of any lump sum. There are no additional costs associated with a lump sum payment.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. This Annuity Option is not available to you under a partial annuitization. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee will continue during the lifetime of the surviving joint Annuitant at a level of 100%, 75% or 50% of the previous amount, as selected by the Contract Owner. Monthly Annuity Payments cease with the final Annuity Payment due prior to the last surviving joint Annuitant's death.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH MONTHLY PAYMENTS OVER 5, 10, 15 OR 20 YEARS GUARANTEED. This Annuity Option is not available to you under a partial annuitization. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments will continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if the last Annuitant dies before the end of the selected guarantee period, we will continue to make Annuity Payments to the Payee for the rest of the guarantee period. Alternatively, the Contract Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed monthly Annuity Payments, as of the date we receive proof of the last surviving Annuitant's death at our Service Center. For variable payouts, we base the remaining guaranteed monthly Annuity Payments on the current value of the Annuity Units and we use the AIR to calculate the present value. For fixed payouts, we calculate the present value of the lump sum using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. Proof of death of both joint Annuitants and return of the Contract are required prior to the payment of any lump sum. There are no additional costs associated with a lump sum payment.

OPTION 5. REFUND LIFE ANNUITY. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death. After the Annuitant's death, the Payee may receive a refund. For a fixed payout, the amount of the refund will equal the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For a variable payout, the amount of the refund will depend on the current Investment Option allocation and will be the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula:

(1) x {[(2) x (3) x (4)/(5)] - [(4) x (6)]}

where:
          (1) = Annuity Unit value of the subaccount for that given Investment Option when due proof of the Annuitant's death is received at the Service Center.

          (2) = The amount applied to variable Annuity Payments on the Income Date.

          (3) = Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant's death is received at the Service Center.

          (4) = The number of Annuity Units used in determining each Annuity Payment attributable to that given subaccount when due proof of the Annuitant's death is received at the Service Center.

          (5)  = Dollar value of first Annuity Payment.

          (6)  = Number of Annuity Payments made since the Income Date.

We will base this calculation upon the allocation of Annuity Units actually in-force at the time due proof of the Annuitant's death is received at the Service Center. We will not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

OPTION 6. SPECIFIED PERIOD CERTAIN ANNUITY. This option is only available for fixed payouts in the state of Florida. This Annuity Option is not available to you under a partial annuitization. Under this option, we will make monthly Annuity Payments for a specified period of time. You elect the specified period which must be a whole number of years from 10 to 30. If the last Annuitant dies before the end of specified period certain, then we will continue to make Annuity Payments to the Payee for the rest of the period certain.


3.PURCHASE
--------------------------------------------------------------------------------
PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. The Purchase Payment requirements are:

o    The minimum initial payment we will accept is $25,000.
o You can make additional Purchase Payments of any amount ($100 minimum if you have selected the automatic investment plan).
o The maximum cumulative amount we will accept without our prior approval is $1 million (including amounts already invested in other Allianz Life variable annuities).
o If we make this Contract available as an Inherited IRA, the death benefit proceeds of the previous tax-qualified investment must be directly transferred into this Contract. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. The death benefit proceeds cannot be received by the beneficiary and then applied to an Inherited IRA Contract.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment. To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date.

This Contract is not designed for professional market timing organizations, other entities, or persons using programmed, large or frequent transfers.

When available, the Contract may be used in connection with certain tax qualified retirement plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing a Qualified Contract you should consider purchasing this Contract for its Living Guarantees, death benefit, annuity benefits and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

AUTOMATIC INVESTMENT PLAN (AIP)


The AIP is a program that allows you to make additional Purchase Payments to your Contract on a monthly or quarterly basis by electronic transfer of monies from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. The Service Center must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that can be made by AIP is $100. You may stop AIP at any time you want. We need to be notified by the first of the month in order to stop or change AIP that month. If AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions. The AIP is not available if the Qualified Contract is funding a plan that is tax qualified under Sections 401 or 403(b) of the Internal Revenue Code.


ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we will allocate your Purchase Payment to the Investment Choices as you have selected. You can allocate up to 50% of any Purchase Payment to the FPAs. We ask that you allocate your money in either whole percentages or round dollars. Transfers do not change the allocation instructions for Purchase Payments. You can instruct us how to allocate additional amounts. If you do not instruct us, we will allocate them in the same way as your most recent Purchase Payment instructions to us. You may change the allocation of future Purchase Payments without fee, penalty or other charge upon written notice or telephone instructions to the Service Center. A change will be effective for Purchase Payments received on or after we receive your notice or instructions. We do not currently accept future allocation instructions from you via email, website, or other electronic communications. This service may be available to you in the future.

We reserve the right to limit the number of Investment Options that you can invest in at one time. Currently you can select up to 15 Investment Options at any one time. We may change this in the future. However, we will always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we will issue your Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within five Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to your Contract within one Business Day. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free" exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

o    you might have to pay a withdrawal charge on your previous contract;
o    there will be a new withdrawal charge period for this Contract;
o    other charges under this Contract may be higher (or lower); and
o    the benefits may be different.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this one unless you determine that the exchange is in your best interest.

FAXED APPLICATIONS

We will accept Contract applications delivered in writing and, in most states, we will accept applications via fax. We will treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system, whether it is ours, yours or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should submit your application in writing to our Service Center. We do not currently accept applications delivered via email or website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). When you cancel the Contract within this time period, we will not assess a withdrawal charge. You will receive your Contract Value as of the day we receive your request. In certain states we may be required to give you back your Purchase Payment if you decide to cancel your Contract within ten days after receiving it (or the period required in your state). In addition, if you purchase this Contract as an IRA, you can cancel your Contract within seven days after receiving it and we will refund the Purchase Payment. In cases where we are required to refund the Purchase Payment, we reserve the right to allocate your initial Purchase Payment to the USAZ Money Market Fund until the expiration of the free look period. At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the Investment Choices as you have selected on your application except in California if you are age 60 or older. For Contract Owners in California age 60 or older, we will direct your money to the USAZ Money Market Fund during the free look period unless you specify otherwise on the appropriate form. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

Your Contract Value in the subaccounts (Separate Account Value) will go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value will also depend on the charges of the Contract, any interest you earn on the general account Investment Choices, and any MVAs made due to amounts removed from the general account Investment Choices. In order to keep track of your Separate Account Value, we use a measurement called an Accumulation Unit. If you select variable payouts during the Payout Phase of the Contract, we call this measurement an Annuity Unit.

When you make a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to an Investment Option at the daily price next determined after receipt of the Purchase Payment. The daily purchase price is normally determined as of 4:00 p.m. Eastern Time each Business Day, and any Purchase Payment received after 4:00 p.m. Eastern Time will receive the next Business Day's price. The Purchase Payments you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of Accumulation Units we credit your Contract with by dividing the amount of the Purchase Payment allocated to a subaccount by the value of the corresponding Accumulation Unit.

Every Business Day, we determine the value of an Accumulation Unit for each subaccount by multiplying the Accumulation Unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

o dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount for the previous Business Day; and
o multiplying this result by one minus the amount of the M&E charge for the current Business Day and any charges for taxes.

We calculate the value of each Accumulation Unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an Accumulation Unit may go up or down from Business Day to Business Day. We calculate the Separate Account Value by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together.

EXAMPLE: On Wednesday we receive an additional Purchase Payment of $3,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on an investment in the Investment Option you chose is $13.25. We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.41509 subaccount Accumulation Units for the Investment Option you chose. If the $3,000 payment had been received after 4:00 p.m. Eastern Time, it would have received the next Business Day's price.

4.INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

YOU SHOULD READ THE INVESTMENT OPTIONS' PROSPECTUSES CAREFULLY. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options' prospectuses. TO OBTAIN A CURRENT PROSPECTUS FOR ANY OF THE INVESTMENT OPTIONS CALL EITHER YOUR REGISTERED REPRESENTATIVE OR US (AT THE TOLL FREE PHONE NUMBER LISTED AT THE BACK OF THIS PROSPECTUS). We will send copies of the Investment Options' prospectuses to you when we issue the Contract.

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 expenses. The classes of shares currently offered by this Contract are listed in the table of annual operating expenses for each Investment Option that appears in Appendix A. For more information about share classes, see the Investment Options' prospectuses.

The investment objectives and policies of certain Investment Options may be similar to the investment objectives and policies of other portfolios that the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same investment advisers and objectives.

The USAZ FusionPortfolios are offered by the USAllianz Variable Insurance Products Fund of Funds Trust. Each of the USAZ FusionPortfolios is a "fund of funds" and diversifies its assets by investing in the shares of several other affiliated mutual funds. Upon receipt of regulatory approval, each USAZ FusionPortfolio may also be permitted to invest in unaffiliated underlying mutual funds and other types of investments.

The USAZ FusionPortfolios seek to achieve their investment objective through investment in a combination of underlying investments through an analysis that includes the implementation of a strategic asset allocation recommendation provided by Morningstar(R) Associates, LLC (Morningstar). Morningstar serves as a consultant to the manager, USAllianz Advisers, LLC, with respect to selecting the underlying investments and the asset allocations among the underlying funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contract for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the USAZ FusionPortfolios, and the USAZ FusionPortfolios do not pay service fees or 12b-1 fees. The underlying funds of the USAZ FusionPortfolios or their advisers may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more approriate to your needs. For more information about these contracts, please contact our Service Center.

The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option and the primary investments of each Investment Option.




                                                      INVESTMENT OPTIONS

---------------------------------------------- ------------------------------------- ---------------- -----------------------------

                                                         ASSET CATEGORIES
                                               ------------------------------------- ---------------- -----------------------------

Investment Management     Investment           SB S  CE  IT HB  IE  L  L  L  S  M    Objective(s)       Primary Investments
Company                   Option               ho p  aq  ne io  nq  a  a  a  m  i
                                               on e  su  tr gn  tu  r  r  r  a  d
                                               rd c  hi  em hd  ei  g  g  g  l  -
Adviser/Sub-Adviser                            ts i   v  r   s  rt  e  e  e  l  C
                                               -  a   a  mB Y   ny              a
                                               T  l   l  eo i   a   B  V  G  C  p
                                               e  t   e  dn e   t   l  a  r  a
                                               r  y   n  id l   i   e  l  o  p
                                               m      t  as d   o   n  u  w
                                                         t      n   d  e  t
                                                         e      a         h
                                                                l


----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
AIM                     USAZ AIM Basic Value                            X          Long-term     At least 65% of total assets
o  managed by           Fund                                                       growth of     in equity securities of U.S.
   USAllianz                                                                       capital       issuers that have market
   Advisers, LLC/ A I                                                                            capitalizations of greater
   M Capital                                                                                     than $500 million and that the
   Management, Inc.                                                                              portfolio managers believe to
                                                                                                 be undervalued.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- --------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- --------------------------------------------
                        USAZ AIM                                 X                 Long-term     At least 80% of net assets in
                        International Equity                                       growth of     marketable equity securities
                        Fund                                                       capital       of foreign companies that are
                                                                                                 listed on a recognized foreign
                                                                                                 securities exchange or traded
                                                                                                 in a foreign over-the-counter
                                                                                                 market.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
DAVIS                   Davis VA Financial         X                                Long-term     At least 80% in common stock
o  managed by           Portfolio                                                  growth of     of companies "principally
   Davis Advisors                                                                  capital       engaged" in financial services.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Davis NY                                   X          Long-term     Invests the majority of assets
   USAllianz            Venture Fund                                               growth of     in equity securities issued by
   Advisers, LLC/                                                                  capital       large companies with market
   Davis Selected                                                                                capitalizations of at least
   Advisers, L.P.                                                                                $10 billion that the
                                                                                                 subadviser believes are high
                                                                                                 quality.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
DREYFUS                 Dreyfus IP Small Cap                                  X    Match         Invests in a representative
o  managed by The       Stock Index Portfolio                                      performance ofsample of stocks included in
   Dreyfus Corporation                                                             the Standard &the S&P Small Cap 600 Index,
                                                                                   Poor's Small  and in futures whose
                                                                                   Cap 600 Index performance is related to the
                                                                                                 index, rather than attempt to
                                                                                                 replicate the index.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Dreyfus Stock Index                          X             Match total   Invests in all 500 stocks in
                        Fund                                                       return of the the S&P 500 in proportion to
                                                                                   S&P 500       their weighting in the index.
                                                                                   Composite
                                                                                   Stock Price
                                                                                   Index
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Dreyfus                                       X       Long-term     Primarily invests in common
   USAllianz            Founders Equity                                            growth of     stocks of large,
   Advisers, LLC/       Growth Fund                                                capital and   well-established and mature
   Founders Asset                                                                  income        companies. Normally invests at
   Management LLC                                                                                least 80% of its net assets in
                                                                                                 stocks that are included in a
                                                                                                 widely recognized index of
                                                                                                 stock market performance. May
                                                                                                 invest in non-dividend paying
                                                                                                 companies if they offer better
                                                                                                 prospects for capital
                                                                                                 appreciation. May invest up to
                                                                                                 30% of its total assets in
                                                                                                 foreign securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Dreyfus Premier                                  X    Seeks         Normally invests at least 80%
   USAllianz            Small Cap Value Fund                                       long-term     of its assets in stocks of
   Advisers, LLC/ The                                                              growth of     small U.S. companies.
   Dreyfus Corporation                                                             capital
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
FRANKLIN TEMPLETON      Global                     X                               Capital       At least 80% of net assets in
0  managed by           Communications                                             appreciation  investments of communications
   Franklin             Securities Fund                                            and current   companies anywhere in the
   Advisers, Inc.                                                                  income        world.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin Growth and                          X             Capital       Invests primarily to
                        Income Securities                                          appreciation, predominantly in a broadly
                        Fund                                                       with current  diversified portfolio of
                                                                                   income as a   equity securities that the
                                                                                   secondary goalFund's manager considers to be
                                                                                                 financially strong but
                                                                                                 undervalued by the market.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin High Income                 X                     High current  Invests primarily to
                        Fund                                                       income with   predominantly in debt
                                                                                   capital       securities offering high yield
                                                                                   appreciation  and expected total return.
                                                                                   as a secondary
                                                                                   goal
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin Income            X                               Maximize      Normally invests in debt and
                        Securities Fund                                            income while  equity securities, including
                                                                                   maintaining   corporate, foreign and U.S.
                                                                                   prospects for Treasury bonds and stocks.
                                                                                   capital
                                                                                   appreciation
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin Large Cap                                 X       Capital       At least 80% of net assets in
                        Growth Securities                                          appreciation  investments of large
                        Fund                                                                     capitalization companies,
                                                                                                 primarily to predominantly
                                                                                                 equity securities. For this
                                                                                                 Fund, large cap companies are
                                                                                                 those with market cap values
                                                                                                 within those of the top 50% of
                                                                                                 companies in the Russell 1000
                                                                                                 Index, at the time of purchase.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- --------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- --------------------------------------------
                        Franklin Real Estate       X                               Capital       At least 80% of net assets in
                        Fund                                                       appreciation  investments of companies
                                                                                   with current  operating in the real estate
                                                                                   income as a   sector.
                                                                                   secondary goal
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           Franklin Rising                                          X Long-term     At least 80% of net assets in
   Franklin             Dividends Securities                                       capital       investments of companies that
        Advisory        Fund                                                       appreciation  have paid rising dividends.
   Services, LLC                                                                   with
                                                                                   preservation
                                                                                   of capital as
                                                                                   an important
                                                                                   consideration
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           Franklin Small-Mid                                       X Long-term     At least 80% of net assets in
   Franklin             Cap Growth                                                 capital growthinvestments of small
   Advisers,            Securities Fund                                                          capitalization companies and
   Inc.                                                                                          mid capitalization companies.
                                                                                                 For this Fund, small cap
                                                                                                 companies are those with
                                                                                                 market capitalization values
                                                                                                 not exceeding  $1.5 billion or
                                                                                                 the highest market
                                                                                                 capitalization value in the
                                                                                                 Russell 2000(R)Index, whichever
                                                                                                 is greater at the time of
                                                                                                 purchase; and mid cap
                                                                                                 companies are companies with
                                                                                                 market capitalization values
                                                                                                 not exceeding $8.5 billion, at
                                                                                                 the time of purchase.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           Franklin U.S.          X                                   Income        At least 80% of its net assets
   Franklin             Government Fund                                                          in U.S. government securities,
   Advisers, Inc.                                                                                primarily fixed and variable
                                                                                                 rate mortgage-backed
                                                                                                 securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin Zero Coupon   X                                   As high an    At least 80% of net assets in
                        Fund 2005                                                  investment    zero coupon debt securities.
                                                                                   return as is
                                                                                   consistent    As the Fund approaches its
                                                                                   with capital  Target Date on December 16,
                                                                                   preservation  2005, its investments will be
                                                                                                 made up of increasingly larger
                                                                                                 amounts of short-term money
                                                                                                 market investments, including
                                                                                                 cash and cash equivalents.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Franklin Zero Coupon             X                         As high an    At least 80% of net assets in
                        Fund 2010                                                  investment    zero coupon debt securities.
                                                                                   return as is
                                                                                   consistent
                                                                                   with capital
                                                                                   preservation
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           Mutual Discovery                         X                 Capital       Invests mainly in U.S. and
   Franklin Mutual      Securities Fund                                            appreciation  foreign equity securities, and
   Advisers, LLC                                                                                 substantially in undervalued
                                                                                                 stocks, risk arbitrage
                                                                                                 securities and distressed
                                                                                                 companies.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        Mutual Shares                                           X  Capital       Invests mainly in U.S. equity
                        Securities Fund                                            appreciation, securities, and substantially
                                                                                   with income asin undervalued stocks, risk
                                                                                   a secondary   arbitrage securities and
                                                                                   goal          distressed companies.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           Templeton Developing       X                               Long-term     At least 80% of net assets in
   Templeton            Markets Securities                                         capital       emerging market investments,
   Asset                Fund                                                       appreciation  and invests primarily to
   Management, Ltd.                                                                              predominantly in equity
                                                                                                 securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o   managed by          Templeton Foreign                       X                  Long-term     At least 80% of net assets in
    Templeton           Securities Fund                                            capital growthinvestments of issuers located
    Investment                                                                                   outside the U.S., including
    Counsel, LLC                                                                                 those in emerging markets.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o   managed by          Templeton Growth                        X                  Long-term     Invests mainly in equity
    Templeton           Securities Fund                                            capital growthsecurities of companies
    Global                                                                                       located anywhere in the world,
    Advisors Limited                                                                             including those in the U.S.
                                                                                                 and in emerging markets.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Franklin Small                                   X    Long-term     At least 80% of its assets in
   USAllianz            Cap Value Fund                                             total return  investments of small
   Advisers, LLC/                                                                                capitalization companies with
   Franklin Advisory                                                                             market capitalizations under
   Services, LLC                                                                                 $2.5 billion at the time of
                                                                                                 purchase.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
JENNISON                Jennison 20/20 Focus                        X              Long-term     Invests in up to 20 value
o  managed by           Portfolio                                                  growth of     stocks and 20 growth stocks of
   Prudential                                                                      capital       mid-to-large size U.S.
   Investments                                                                                   companies.
   LLC/Jennison
   Associates, LLC
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           SP Strategic                                       X       Long-term     At least 65% of total assets
   Prudential           Partners Focused                                           growth of     in equity-related securities
   Investments          Growth Portfolio                                           capital       of U.S. companies that the
   LLC/Jennison                                                                                  adviser believes to have
   Associates, LLC -                                                                             strong capital appreciation
   Alliance Capital                                                                              potential.
   Management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o   managed by          SP William Blair                         X                 Long-term     Equity-related securities of
    Prudential          International Growth                                       growth of     foreign issuers.
    Investments         Portfolio                                                  capital
    LLC/William
    Blair & Company
    LLC
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o   managed by          USAZ Jennison 20/20                         X              Long-term     At least 80% of its total
    USAllianz           Focus Fund                                                 growth of     assets in up to 40
    Advisers,                                                                      capital       equity-related securities of
    LLC/Jennison                                                                                 U.S. companies that the
    Associates, LLC                                                                              subadviser believes have
                                                                                                 strong capital appreciation
                                                                                                 potential.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Jennison Growth                               X       Long-term     At least 65% of its total
                        Fund                                                       growth of     assets in equity-related
                                                                                   capital       securities of companies that
                                                                                                 exceed $1 billion in market
                                                                                                 capitalization at the time of
                                                                                                 investment and that the
                                                                                                 subadviser believes have
                                                                                                 above-average growth
                                                                                                 prospects.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
LEGG MASON              USAZ Legg Mason                                    X       Maximum       Invests primarily in common
o  managed by           Growth Fund                                                long-term     stocks or securities
   USAllianz                                                                       capital       convertible into or
   Advisers, LLC/Legg                                                              appreciation  exchangeable for common stock.
   Mason Capital                                                                   with minimum  May invest up to 25% of total
   Management, Inc.                                                                long-term riskassets in foreign securities.
                                                                                   to principal
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Legg Mason                              X             Long-term     Invests primarily in equity
                        Value Fund                                                 growth of     securities that, in the
                                                                                   capital       subadviser's opinion, offer
                                                                                                 the potential for capital
                                                                                                 growth.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
OPPENHEIMER             Oppenheimer High                     X                     High level of High-yield fixed-income
o  managed by           Income Fund/VA                                             current incomesecurities of domestic and
   OppenheimerFunds,                                                               foreign issuers.
   Inc.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Oppenheimer                                     X     Capital       Invests in companies that have
   USAllianz            Emerging Growth Fund                                       appreciation  the potential to become
   Advisers, LLC/                                                                                leaders in new emerging
   OppenheimerFunds,                                                                             markets.
   Inc.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Oppenheimer          X                                Long-term     At least 80% of assets in
                        Emerging                                                   capital       common stocks of U.S. and
                        Technologies Fund                                          appreciation  foreign technology companies
                                                                                                 believed by the subadviser to
                                                                                                 have significant growth
                                                                                                 potential.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Oppenheimer                         X                 Capital       Invests mainly in common
                        Global Fund                                                appreciation  stocks of companies in the
                                                                                                 U.S. and foreign countries,
                                                                                                 including countries with
                                                                                                 developed or emerging
                                                                                                 markets.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Oppenheimer                         X                 Long-term     Common stocks of growth
                        International Growth                                       capital       companies that are domiciled
                        Fund                                                       appreciation  outside the U.S. or have their
                                                                                                 primary operations outside the
                                                                                                 U.S.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Oppenheimer                             X             High total    Common stocks of U.S.
                        Main Street Fund                                           return        companies of different
                                                                                                 capitalization ranges,
                                                                                                 currently focusing on
                                                                                                 large-capitalization issuers.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
PIMCO                   PIMCO VIT All Asset       X                                Maximum real  Invests in institutional class
o  managed by           Portfolio                                                  return        shares of the PIMCO Funds and
   Pacific Investment                                                              consistent    does not invest directly in
   Management Company                                                              with          stocks or bonds of other
   LLC                                                                             preservation  issuers.
                                                                                   of real
                                                                                   capital and
                                                                                   prudent
                                                                                   investment
                                                                                   management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT Commodity       X                                Maximum real  Invests in commodity-linked
                        Portfolio                                                  return        derivative instruments backed
                                                                                   consistent    by a portfolio of
                                                                                   with prudent  inflation-indexed securities
                                                                                   investment    and other fixed income
                                                                                   management    instruments.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT Emerging               X                         Maximum total At least 80% of its assets in
                        Markets Bond                                               return,       fixed income instruments of
                        Portfolio                                                  consistent    issuers that economically are
                                                                                   with          tied to countries with
                                                                                   preservation  emerging securities markets.
                                                                                   of capital and
                                                                                   prudent
                                                                                   investment
                                                                                   management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT Global                 X                         Maximum total At least 80% of its assets in
                        Bond Portfolio                                             return,       fixed income instruments in at
                                                                                   consistent    least 3 countries (one of
                                                                                   with          which may be the U.S.), which
                                                                                   preservation  may be represented by futures
                                                                                   of capital andcontracts. Invests primarily
                                                                                   prudent       in securities of issuers
                                                                                   investment    located in economically
                                                                                   management    developed countries.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT High Yield                 X                     Maximum total At least 80% of assets in
                        Portfolio                                                  return,       high-yield securities ("junk
                                                                                   consistent    bonds") rated below investment
                                                                                   with          grade, but at least "B" by
                                                                                   preservation  Moody's or S&P. Effective June
                                                                                   of capital and1, 2004 the quality guideline
                                                                                   prudent       changed, permitting investment
                                                                                   investment    in securities with
                                                                                   management    lower-quality credit ratings.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT Real                   X                         Maximum real  At least 65% of its total
                        Return Portfolio                                           return,       assets in inflation-indexed
                                                                                   consistent    bonds of varying maturities
                                                                                   with          issued by the U.S. and
                                                                                   preservation  non-U.S. governments, their
                                                                                   of real       agencies or
                                                                                   capital and   government-sponsored entities,
                                                                                   prudent       and corporations.
                                                                                   investment
                                                                                   management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT StocksPLUS                               X       Total return  Substantially in S&P 500
                        Growth and Income                                          exceeding thatderivatives, backed by a
                        Portfolio                                                  of the S&P 500portfolio of fixed income
                                                                                                 instruments.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        PIMCO VIT Total                  X                         Maximum total At least 65% of assets in
                        Return Portfolio                                           return,       fixed income instruments of
                                                                                   consistent    varying maturities.
                                                                                   with
                                                                                   preservation
                                                                                   of capital and
                                                                                   prudent
                                                                                   investment
                                                                                   management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ PEA Renaissance                                     X Long-term     At least 65% of total assets
   USAllianz            Fund                                                       growth of     in common stocks of companies
   Advisers, LLC/PEA                                                               capital and   with below-average valuations
   Capital LLC                                                                     income        whose business fundamentals
                                                                                                 are expected to improve.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ PEA Value Fund                             X          Long-term     At least 65% of its total
                                                                                   growth of     assets in common stocks of
                                                                                   capital and   companies with market
                                                                                   income        capitalizations of more than
                                                                                                 $5 billion at the time of
                                                                                                 investment.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
SALOMON BROTHERS        USAZ Salomon                                       X       Long-term     At least 80% of its assets in
o  managed by           Brothers Large Cap                                         growth of     equity securities and related
   USAllianz            Growth Fund                                                capital       investments of U.S.large
   Advisers, LLC                                                                                 capitalization issuers that have
   /Salomon Brothers                                                                             market capitalizations at the
   Asset Management                                                                              time of purchase similar to
   Inc.                                                                                          companies in the Russell 1000
                                                                                                 Index. Also may invest in
                                                                                                 preferred stocks, warrants and
                                                                                                 convertible securities and up
                                                                                                 to 15% of its assets in
                                                                                                 securities of foreign issuers.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Salomon                                         X     Long-term     At lease 80% of its assets in
                        Brothers Small Cap                                         growth of     equity securities and related
                        Growth Fund                                                capital       investments of companies with
                                                                                                 market capitalization values, at
                                                                                                 the time of purchase, not
                                                                                                 exceeding the greater of (i) $3
                                                                                                 billion or (ii) the highest
                                                                                                 month-end market capitalization
                                                                                                 value of any stock in the
                                                                                                 Russell 2000 Index for the
                                                                                                 previous 12 months.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
USAZ                    USAZ Fusion Balanced   X  X  X  X   X   X   X  X  X  X  X  Long-term     Allocation among the
o  managed by           Fund                                                       capital       underlying investments, to
   USAllianz                                                                       appreciation  achieve a range generally from
   Advisers, LLC                                                                   with          45% to 55% of assets in equity
                                                                                   preservation  funds or equity securities
                                                                                   of capital as with the remaining balance
                                                                                   an important  invested in fixed income funds
                                                                                   consideration or fixed income securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Fusion Growth     X  X  X  X   X   X   X  X  X  X  X  Long-term     Allocation among the
                        Fund                                                       capital       underlying investments, to
                                                                                   appreciation  achieve a range generally from
                                                                                                 75% to 85% of assets in equity
                                                                                                 funds or equity securities
                                                                                                 with the remaining balance
                                                                                                 invested in fixed income funds
                                                                                                 or fixed income securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Fusion Moderate   X  X  X  X   X   X   X  X  X  X  X  Long-term     Allocation among the
                        Fund                                                       capital       underlying investments, to
                                                                                   appreciation  achieve a range generally from
                                                                                                 60% to 70% of assets in equity
                                                                                                 funds or equity securities
                                                                                                 with the remaining balance
                                                                                                 invested in fixed income funds
                                                                                                 or fixed income securities.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
o  managed by           USAZ Money Market             X                            Current incomeAt least 80% of total assets
   USAllianz            Fund                                                       consistent    in portfolio of high quality,
   Advisers, LLC/                                                                  with stabilitymoney market investments.
   Prudential                                                                      of principal
   Investment
   Management, Inc.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
Van Kampen              USAZ Van Kampen                                         X  Capital growthAt least 65% of total assets
o   managed by          Aggressive Growth                                                        in common stocks and other
    USAllianz           Fund                                                                     equity securities the adviser
    Advisers, LLC/Van                                                                            believes have an above-average
    Kampen Asset                                                                                 potential for capital growth.
    Management
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen                                 X          Capital growthInvests in equity securities,
                        Comstock Fund                                              and income    including common stocks,
                                                                                                 preferred stocks and
                                                                                                 securities convertible into
                                                                                                 common and preferred stocks.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen                                    X       Capital       Invests primarily in a
                        Emerging Growth Fund                                       appreciation  portfolio of common stocks of
                                                                                                 emerging growth companies.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen            X                               Highest       Invests at least 65% of its
                        Equity and Income                                          possible      total assets in
                        Fund                                                       income        income-producing equity
                                                                                   consistent    securities.
                                                                                   with safety of
                                                                                   principal with
                                                                                   long-term
                                                                                   growth of
                                                                                   capital as an
                                                                                   important
                                                                                   secondary
                                                                                   objective
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen                          X                 Long term     Invests primarily in a
                        Global Franchise Fund                                      capital       non-diversified portfolio of
                                                                                   appreciation  publicly traded equity
                                                                                                 securities of issuers located
                                                                                                 throughout the world that it
                                                                                                 believes have, among other
                                                                                                 things, resilient business
                                                                                                 franchises and growth
                                                                                                 potential.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen                                 X          Income and    Invests primarily in
                        Growth and Income                                          long-term     income-producing equity
                        Fund                                                       growth of     securities, including common
                                                                                   capital       stocks and convertible
                                                                                                 securities; also in
                                                                                                 non-convertible preferred
                                                                                                 stocks and debt securities
                                                                                                 rated "investment grade."
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------
                        USAZ Van Kampen Mid                                      X Capital growthAt least 80% of total assets
                        Cap Growth Fund                                                          in common stocks and other
                                                                                                 equity securities of mid
                                                                                                 capitalization growth
                                                                                                 companies.
----------------------- ---------------------- -- -- -- --- --- --- -- -- -- -- -- ---------------------------------------------



THE FRANKLIN ZERO COUPON FUND 2005 WILL MATURE ON DECEMBER 16, 2005. If you have any Contract Value allocated to this Investment Option you will need to reallocate it to another available Investment Option prior to the maturity date. If no selection has been made by you prior to the maturity date, the Contract Value held in the subaccount underlying your Contract will be automatically transferred to the USAZ Money Market Fund. We will notify you in writing at least 30 days prior to the maturity.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies, which may or may not be affiliated with Allianz Life. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate USAllianz Investor Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others. The amounts we receive under these arrangements may be significant. In addition, our affiliate USAllianz Investor Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option's assets on an ongoing basis, over time they will increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of the Investment Options you have selected. Substitutions may be made with respect to existing investments, the investment of future Purchase Payments, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We may limit further investment in, or transfers to, an Investment Option if marketing, tax considerations, or investment considerations warrant. We also may close Investment Options to allocations of Purchase Payments or Contract Value, or both, at any time and at our sole discretion. The fund companies which sell shares of the Investment Options to us pursuant to participation agreements may terminate those agreements and discontinue offering their shares to us. We may not substitute any shares without notice to you and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law.

TRANSFERS

You can make transfers among the Investment Choices subject to certain restrictions. Transfers may be subject to a transfer fee and transfers from certain types of general account Investment Choices may be subject to a MVA. We currently allow you to make as many transfers as you want to each Contract Year. We may change this practice in the future. There is no minimum required transfer amount. This product is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and excessive or inappropriate transfer activity may be restricted.

The following applies to any transfer:

o We may choose not to allow you to make transfers during the free look/right to examine period.
o    Your request for a transfer must clearly state:
     -    which Investment Choices are involved in the transfer; and
     -    how much the transfer is for.
o    Transfers from a general account Investment Choice may be subject to a MVA.
o If you elect the Living Guarantees, you can make transfers from the FPAs to the extent that the GPV or GAV Fixed Account Minimum is met (see section 6, Guaranteed Values Under the Living Guarantees - The GPV and GAV Fixed Account Minimums). These transfers may be subject to a MVA unless the transfers are made within 30 days before the end of the Account Period.
o You cannot make any transfers within seven calendar days prior to your Income Date.
o After the Income Date, you cannot make a transfer from a fixed payout Annuity Option to a variable payout Annuity Option.
o After the Income Date, you can make transfers from a variable payout Annuity Option to a fixed payout Annuity Option.
o Your right to make transfers is subject to modification if we determine, in our sole discretion, that exercising of the right by one or more Contract Owners is, or may be, to the disadvantage of other Contract Owners. For more information see our discussion of "Excessive Trading and Market Timing" in this section.

If we reject a transfer request, we will call your registered representative to request alternate instructions. If we are unable to contact your registered representative, we will contact you directly.

We reserve the right to modify the transfer provisions subject to applicable state law at any time without prior notice to any party.


The Investment Options may in the future add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Contract Owner requesting the transfer has engaged or is engaging in market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options' prospectuses regarding any applicable transfer restrictions. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.


TELEPHONE AND ELECTRONIC TRANSFERS. You can make transfers by telephone, website, or by fax. We may allow you to authorize someone else to make transfers by telephone, website or fax on your behalf. We will accept instructions from either you or a Joint Owner unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given us by telephone or by website are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We tape record all telephone instructions and log all website instructions. We reserve the right to discontinue or modify the telephone, website, and fax transfer privileges at any time and for any reason.

We do not currently accept transfer instructions from you via email, or via electronic communications other than the website. This service may be available to you in the future.


Please note that telephone, fax and/or the website may not always be available. Any telephone, fax and/or computer system, whether it is ours, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer by writing to our Service Center.


EXCESSIVE TRADING AND MARKET TIMING

Your ability to make transfers under the Contract is subject to modification if we determine, in our sole opinion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as "potentially disruptive trading") may have harmful effects for other Contract Owners, Annuitants and Beneficiaries. These risks and harmful effects include:

o dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value;
o an adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely; and
o    increased brokerage and administrative expenses.

In order to attempt to protect our Contract Owners and the Investment Options from potentially disruptive trading, we have adopted certain market timing policies and procedures. Under our market timing policy, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, the modifications we may apply include (but are not limited to):


o limiting the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.),
o restricting the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges),
o requiring a minimum time period between each transfer (for example, prohibiting transfers into a particular Investment Option within a specified period of time after a transfer out of that Investment Option),
o not accepting transfer requests made on your behalf by an asset allocation and/or market timing service,
o limiting the dollar amount that may be transferred into or out of any Investment Option at any one time,
o imposing redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options),
o    prohibiting transfers into specific Investment Options, or
o    imposing other limitations or restrictions.


We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser's, subadviser's or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently we attempt to DETER disruptive trading as follows. If a Contract Owner's transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send the Contract Owner a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone, or website and requiring Contract Owners to submit all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole opinion, that the transfers are disadvantageous to other Contract Owners. We will notify a Contract Owner in writing if we impose transfer restrictions.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of your Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Contract Owners from the potential effects of disruptive trading, while also abiding by Contract Owners' legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. As such, we attempt to protect Contract Owners' interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Contract Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the USAZ Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee that:

o our monitoring will be 100% successful in detecting all potentially disruptive trading activity, and
o revoking a Contract Owner's telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.


In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Contract Owners.


We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of fund shares are subject to acceptance by the relevant Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option if the purchase of shares in the corresponding Investment Option portfolio is not accepted for any reason.

Allianz Life retains some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a Contract Owner is engaging in disruptive trading, we may revoke their fax transfer privileges. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit the Contract Owner from transferring into that Investment Option.


The retention of some level of discretion by Allianz Life may result in disparate treatment among market timers and it is possible that other Contract Owners could incur adverse consequences if some Contract Owners are able to engage in practices that may constitute market timing that result in negative effects.


DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program allows you to systematically transfer a set amount of money each month or quarter from any one Investment Option to other Investment Options. The Investment Option you transfer from may not be the Investment Option you transfer to in this program. You cannot dollar cost average to or from a general account Investment Choice. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase. Generally, the DCA program requires a $1,500 minimum allocation and participation for at least six months.

All DCA transfers will be made on the tenth day of the month or the next Business Day if the tenth is not a Business Day. You can elect this program by properly completing the DCA form provided by us. Your participation in the program will end when any of the following occurs:

o    the number of desired transfers has been made;
o you do not have enough money in the Investment Option(s) to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
o you request to terminate the program (your request must be received at our Service Center by the first of the month to terminate that month); or
o    the Contract is terminated.

If you participate in the DCA program there are no fees for the transfers made under this program, we do not currently count these transfers against the free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

FLEXIBLE REBALANCING

You can choose to have us rebalance your account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among the different Investment Options. The general account Investment Choices are not part of flexible rebalancing. You can direct us to automatically readjust your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis to return to your selected Investment Option allocations. Flexible rebalancing transfers will be made on the 20th day of the month or the previous Business Day if the 20th is not a Business Day. If you participate in the flexible rebalancing program there are no fees for the transfers made under this program, we do not currently count these transfers against any free transfers that we allow, and you will not be charged additional fees for participating in or terminating from this program. If you elect the Living Guarantees, the automatic transfers that we make (GPV or GAV Transfers) in and out of the FPAs to support the guarantees may affect your flexible rebalancing program. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To participate in this program, your request must be received in good order at our Service Center by the eighth of the month so that we may rebalance your account on the 20th of the month. To terminate your participation in this program, your request must also be received at the Service Center by the eighth of the month to terminate that month.

FINANCIAL ADVISERS - ASSET ALLOCATION PROGRAMS

If you have or establish a relationship with a personal financial adviser and the advisory agreement provides that you will pay all or a portion of your adviser's fees out of your Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a partial withdrawal of your Contract Value to pay for the services of the financial adviser. Any fee that is withdrawn will be treated as a withdrawal under the terms of this Contract. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution and may be included in your gross income for federal tax purposes and, if you are under age 59 1/2, may be subject to a tax penalty. If the Contract is Qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from the adviser. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we will obtain from you and other affected Contract Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that it is no longer required to comply with the above, we will vote the shares in our own right. Only Contract Owners have voting privileges under the Contract. Annuitants, Beneficiaries and other persons have no voting privileges unless they are also the Contract Owner.

We determine your voting interest in the Investment Options as follows:

o You are permitted to cast votes based on the dollar amount of Investment Option shares that you hold through the subaccount Accumulation/Annuity Units in your Contract on the record date. We count fractional votes.
o    We will determine the number of shares that you can vote.
o You will receive any proxy materials and a form to give us voting instructions as well as periodic reports relating to the Investment Options in which you have an interest.

5.OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------
Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all assets in our general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

Currently we only offer the Fixed Period Accounts as Investment Choices under our general account. Any amounts allocated to these Investment Choices under our general account become part of our general account. Additionally, any amounts that you allocate to fixed Annuity Payments during the Payout Phase become part of our general account. We may change the terms of the general account Investment Choices in the future. Please contact us for the most current terms.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

FIXED PERIOD ACCOUNTS (FPAS)

FPAs are a type of Investment Choice available under our general account. We will credit any Contract Value in the FPAs with interest. FPAs are available only during the Accumulation Phase. Money removed from a FPA may be subject to a MVA, which may increase or decrease your Contract Value and/or the amount of the withdrawal or transfer.

FPAs have Account Periods of anywhere from one to ten years. An Account Period is the amount of time we expect money to remain in a FPA. Only one FPA of a specific Account Period is available for Purchase Payments or transfers in each Contract Year.

You can allocate up to 50% of any Purchase Payment to a FPA. If you allocate any portion of the initial Purchase Payment to a FPA on the Issue Date, we will apply that portion to a FPA with a ten-year Account Period. We will also apply any additional transfers or portions of Purchase Payments allocated to a FPA during the first Contract Year to this ten-year Account Period. Similarly, a nine-year Account Period is available for allocations in the second Contract Year, an eight-year Account Period is available in the third year, and so on. After the tenth Contract Year, there are five-year rolling Account Periods. In the 11th through the 15th Contract Years allocations can be made to a FPA with an Account Period equal to one plus the remaining number of complete Contract Years to the end of the 15th Contract Year. For example, in the 11th Contract Year a five-year Account Period is available; in the 12th Contract Year a four-year Account Period is available, and so on until the 16th Contract Year when a new five-year Account Period is again available.

Allocations to the FPAs are credited with interest rates that vary based on the Account Period and when the allocation was made. Generally, the longer the Account Period, the higher the interest rate. However, the interest rate will never be less than the guaranteed rate stated in your Contract, which is currently 1-3% depending on your state.

Generally, the initial interest rate is set on the date the first allocation is made to a FPA and will remain in effect until the second Contract Anniversary following the allocation. On that Contract Anniversary, the amount initially allocated to the FPA (plus interest) is then credited with the interest rate that we declare for all FPAs with the same Account Period and duration. This interest rate remains in effect for that entire Contract Year. On every Contract Anniversary we can set a new rate for the next Contract Year for all FPAs with the same Account Period and duration. For FPAs with a one-year Account Period, the interest rate is set at the start of the Account Period and is effective for any amounts allocated to the FPAs during the Contract Year. The interest rate for new allocations to a FPA may be different from the interest rate declared for amounts already in the FPAs. For example, new transfers to a FPA later in the third Contract Year may receive a different interest rate than the rate applied to amounts that were allocated to a FPA earlier in that Contract Year.

Any withdrawal or transfer (whether through your request or through our GPV or GAV Transfers to maintain the Living Guarantees) from a FPA may be subject to a Market Value Adjustment. Any MVA we make, whether it is upon partial withdrawal/transfer or complete withdrawal/transfer, is also subject to a minimum and a maximum.

PARTIAL WITHDRAWALS DURING THE ACCUMULATION PHASE: Unless you instruct us otherwise, we will take any partial withdrawal pro rata from the Investment Options. If the Contract Value in the Investment Options is less than the partial withdrawal you request, the remaining amount will come from the FPAs subject to the GPV or GAV Fixed Account Minimums. We will account for transfers or partial withdrawals from the FPAs on a first-in, first-out (FIFO) basis. That is, a transfer or a partial withdrawal from the FPAs will reduce the Contract Value in the oldest FPA, then the next oldest, and so on.

IF YOU ELECT THE LIVING GUARANTEES: Your ability to make transfers and/or partial withdrawals from the FPAs is subject to the GPV or GAV Fixed Account Minimum. You can transfer or make a partial withdrawal from the FPAs that would reduce the Fixed Account Value in the FPAs below this minimum by resetting the GPV or GAV Benefit (see section 6, Guaranteed Values Under the Living Guarantees
- The GPV and GAV Fixed Account Minimums).

IF YOU DON'T ELECT THE LIVING GUARANTEES: If you request a partial transfer or partial withdrawal from the FPAs and the amount you request to receive is greater than the Fixed Account Value in the FPAs after adjustment for any applicable MVA, we will treat your request as a request for a complete transfer or full withdrawal from the FPAs. Additionally, we will treat any request for a partial withdrawal from the FPAs that would reduce the Fixed Account Value in the FPAs below $1,000 as a request for a full withdrawal from the FPAs.


MINNESOTA CONTRACTS: We hold amounts allocated to the FPAs in a nonunitized separate account that we established under Minnesota insurance law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the FPAs. State insurance law prohibits us from charging this separate account with the liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the FPAs. This guarantee is based on the continued claims paying ability of Allianz Life.


FOR CONTRACTS ISSUED IN UTAH, PENNSYLVANIA, ALABAMA AND WASHINGTON: The FPAs are not directly available to you and they are not subject to a Market Value Adjustment. The FPAs are only available to receive GPV or GAV Transfers that we make during the Accumulation Phase if your Contract includes the Living Guarantees. You cannot allocate Purchase Payments to the FPAs and you cannot transfer Contract Value to or from the FPAs. You also cannot request withdrawals directly from the FPAs. If your Contract includes Living Guarantees and you request a partial withdrawal, we will take the partial withdrawal on a pro rata basis from the Investment Options. If the amount in the Investment Options is less than the partial withdrawal you request, the remaining amount will come from the FPAs on a FIFO basis.

MARKET VALUE ADJUSTMENT (MVA)

A MVA is an adjustment we make for transfers or withdrawals from a FPA that occur at any time other than 30 days before the end of an Account Period. There will be no MVA for transfers or withdrawals that occur within 30 days before the end of the Account Period. The end of the Account Period will first occur on your tenth Contract Anniversary and then on every fifth Contract Anniversary after that (for example, the 15th Contract Anniversary, the 20th Contract Anniversary, etc.). You will receive a notice mailed at least 30 days in advance of the period in which we will not apply a MVA. We will allocate any amounts (including the GPV or GAV Fixed Account Minimum, if applicable) for which we have not received instructions at the end of the Account Period to another FPA with a five-year Account Period.

We also will not apply MVAs to amounts withdrawn for withdrawal charges, the contract maintenance charge, deductions we make for premium taxes, death claims, or for amounts you receive if you return the Contract under the free look/right to examine provision. We determine any withdrawal charges based on market value adjusted withdrawals.

Upon a transfer or full withdrawal of the Contract Value from the FPAs we will apply the MVA to the amount of the withdrawal or transfer. At the time of transfer or withdrawal, the Market Value Adjustment formula compares the interest rate that applies to the FPA from which amounts are being removed to the current interest rate offered on new allocations to a FPA of the same Account Period. A MVA can be either positive or negative, depending on the interest rate currently offered on a FPA as shown in the following table. Any MVA we make, whether it is upon partial withdrawal/transfer or complete withdrawal/transfer, is also subject to a minimum and a maximum.

If the interest rate on the FPA
FROM WHICH AMOUNTS ARE BEING REMOVED IS...                   THEN THE MVA IS...
------------------------------------------                   ------------------

Less than the current interest rate for new
allocations to a FPA of the same Account Period                   negative

Equal to the current interest rate for new
allocations to a FPA of the same Account Period                   zero

Greater than the current interest rate for new
allocations to a FPA of the same Account Period                   positive

The MVA formula is [(1+I)/(1+J)]N where:

     I = current interest rate earned in the FPA from which amounts are being transferred or withdrawn.

     J = current interest rate for new allocations to a FPA with an Account Period equal to the remaining term (rounded up) in the current Account Period.

     N = number of days from the date of transfer/withdrawal from the FPA to the next Contract Anniversary divided by 365, plus the number of whole years remaining in the Account Period.

The MVA is also subject to a minimum and a maximum. The minimum and maximum apply upon a partial withdrawal/transfer and/or a complete withdrawal or transfer.

The MVA minimum is equal to the greater of (a) or (b), with the result then divided by (c), where:

      (a) = the FPA guaranteed minimum value.
      (b) = all allocations to the FPAs less partial withdrawals (including any withdrawal charges) and transfers from the FPAs.
      (c) = the Fixed Account Value.

The MVA maximum is equal to (a) divided by the greater of (b) or (c), where:

      (a) = the Fixed Account Value.
      (b) = the FPA guaranteed minimum value.
      (c) = all allocations to the FPAs less partial withdrawals (including any withdrawal charges) and transfers from the FPAs.

THE FPA GUARANTEED MINIMUM VALUE IS EQUAL TO:

o 87.5% of all allocations to the FPAs, less all partial withdrawals (including any withdrawal charges) and transfers from the FPAs, accumulated at the minimum guaranteed interest rate specified in the Contract (which is currently 1-3% depending on your state)

   PLUS

o upon a full withdrawal, the amount of the withdrawal charge that we assign to the FPAs. We base this amount on the percentage of Contract Value in the FPAs (for example, if 25% of the Contract Value is in the FPAs, then upon a full withdrawal we would assign 25% of any withdrawal charge to the FPAs).

All partial withdrawals and transfers in this calculation of the FPA guaranteed minimum value do not reflect any MVA.

MVA EXAMPLES

The following examples show the effect of the MVA on a Contract.

o You purchase a Contract with an initial Purchase Payment of $100,000. You do not select the Living Guarantees. The minimum guaranteed interest rate on the FPAs is 3%.
o You allocate $10,000 of your initial Purchase Payments to a FPA with a ten-year Account Period and an interest rate of 6%.
o    You make no additional Purchase Payments.
o On July 1 of your sixth Contract Year your Fixed Account Value in the FPA is $13,777.88. The sixth Contract Year is not a leap year.
o The withdrawal charge period for your initial Purchase Payment has expired by the sixth Contract Year, so there will be no withdrawal charge on amounts withdrawn from the Contract during the sixth Contract Year.

The FPA guaranteed minimum value on July 1 of the sixth Contract Year is equal to:

     87.5% of all allocations to the FPAs less partial withdrawals and transfers accumulated at the guaranteed minimum interest rate for 5 years and 181 days = ((87.5% x ($10,000)-$0)x1.03((181/365)+5) = $10,293.43

The MVA minimum on July 1 of the sixth Contract Year is equal to:

     the greater of the FPA guaranteed minimum value, or all allocations to the FPAs less partial withdrawals and transfers, divided by the Fixed Account Value = $10,293.43 / $13,777.88 = 0.747098

The MVA maximum on July 1 of the sixth Contract Year is equal to:

     The Fixed Account Value divided by the greater of the FPA guaranteed minimum value, or all allocations to the FPAs less partial withdrawals and transfers = $13,777.88 / $10,293.43 = 1.338512

EXAMPLE OF A POSITIVE MVA ON FULL WITHDRAWAL FROM THE FIXED PERIOD ACCOUNT ON JULY 1 OF THE SIXTH CONTRACT YEAR:

Assume that the current interest rate for a FPA with a five-year Account Period is 5%.

The  MVA on  July 1 of the  sixth  Contract  Year  is  equal  to:
  [1.06/1.05]((184/365)+4) = 1.043618.

Because the MVA is less than the MVA maximum (1.338512), we will use the MVA to calculate the amount you will receive after we withdraw all of the Fixed Account Value from the FPA = $13,777.88 x 1.043618 = $14,378.84. In other words, the amount we would withdraw from the FPA is $13,777.88, and the amount you would receive after application of the MVA is $14,378.84.

EXAMPLE OF A NEGATIVE MVA ON A PARTIAL WITHDRAWAL OR TRANSFER FROM A FIXED PERIOD ACCOUNT ON JULY 1 OF THE SIXTH CONTRACT YEAR:

Assume that the current interest rate for a FPA with a five-year Account Period is 7%. You request that we withdraw $4,000 from the FPA and send you a check.

The MVA on July 1 of the sixth Contract Year is equal to:
 [1.06/1.07]((184/365)+4) = 0.958589.

Because the MVA is larger than the MVA minimum (0.747098), we will use the MVA to calculate the amount we will withdraw from the FPA in order to send you a check for $4,000 after we apply the MVA. The amount we would withdraw from the FPA = $4,000 / 0.958589 = $4,172.80. In other words, we would withdraw from the FPA $4,172.80, and you would receive $4,000 after application of the MVA.

If you had instead requested we transfer $4,000 from the FPA to the variable Investment Option(s), we would instead apply the MVA to the amount transferred, instead of applying the MVA to the Fixed Account Value in the FPA. The amount we would transfer into the variable Investment Options = $4,000 x 0.958589 = $3,834.36. In other words, we would transfer $4,000 out of the FPA, and we would transfer $3,834.36 into your selected Investment Option(s).


6.GUARANTEED VALUES UNDER THE LIVING GUARANTEES
--------------------------------------------------------------------------------
If you choose to include Living Guarantees in your Contract, your Contract will provide a long term GPV or GAV Benefit during the Accumulation Phase. Living Guarantees must be selected at Contract issue and cannot be cancelled after issue. At Contract issue you may be able to select either the Guaranteed Principal Value (GPV) Benefit or the Guaranteed Account Value (GAV) Benefit, each of which provides a different guarantee. You cannot select both the GPV and the GAV Benefits. Under the GPV Benefit the guarantee is based on Purchase Payments. Under the GAV Benefit the guarantee is based on the highest anniversary Contract Value. There are no additional fees or charges for selecting the Living Guarantees with the GPV Benefit. However, there is an additional M&E charge for selecting the guarantees provided by the GAV Benefit.

ONE OR BOTH OF THESE BENEFITS MAY NOT BE AVAILABLE IN ALL STATES. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.

Your Separate Account Value will increase or decrease depending on the performance of the underlying Investment Options you have selected. Depending on market conditions, you can make or lose value in the Investment Options. However, the GPV and GAV Benefits are intended to provide a level of protection for the principal you have invested in the Contract, and if you select the GAV Benefit, it also allows you to lock in some of your investment gains from prior years.

The GPV and GAV Benefits guarantee that beginning on your fifth Contract Anniversary, and on each subsequent Contract Anniversary until your Income Date or Contract termination, your Contract Value will be at least equal to the GPV or GAV established five years ago, less all GPV or GAV adjusted partial withdrawals you made in the last five years. If your Contract Value is less than this guaranteed amount on the fifth and subsequent Contract Anniversaries, we credit the difference to your Contract Value from our general account.

Assuming no partial withdrawals, the GPV and GAV Benefits have the effect of guaranteeing that beginning with your fifth Contract Anniversary (and on each subsequent anniversary until your Income Date or Contract termination) your Contract Value will be at least equal to the initial GPV or GAV or the GPV or GAV from any Contract Anniversary that occurred at least five years ago. This type of guarantee is sometimes referred to as a "high water mark." For example, assuming no withdrawals, on your 12th Contract Anniversary, the GPV and GAV Benefits guarantee your Contract Value will be at least the highest GPV or GAV established initially, or on any Contract Anniversary up to and including the seventh Contract Anniversary; that is, the "high water mark" from that period.

As noted above, if on a Contract Anniversary, your Contract Value is less than the GPV or GAV established five years ago, we will credit your Contract with an amount equal to that difference. We will allocate this credit to your Investment Options in proportion to the amount of Separate Account Value in each of the Investment Options on the date of allocation. The application of this credit may be referred to as a True Up to the Contract Value.

An additional Purchase Payment does not become part of the value guaranteed by the GPV and GAV Benefits until it is at least five years old, however, an additional Purchase Payment will immediately increase your Contract Value. Therefore, if you make a large additional Purchase Payment, the advantage of the GPV and GAV Benefits may be diminished because it may decrease the likelihood that you would receive a credit or True Up to your Contract. For example, if on the fifth Contract Anniversary your Contract Value is less than the GPV or GAV from five years ago, we True Up your Contract Value to equal that GPV or GAV. Alternatively, if you made a large additional Purchase Payment in the fourth
Contract Year that increases your Contract Value on the fifth Contract Anniversary so that it is greater than the GPV or GAV from five years ago we would not make a True Up to your Contract. To get the maximum benefit from these guarantees, you may want to consider purchasing a new Contract with the additional Purchase Payment. This example assumes you make no partial withdrawals. Any withdrawals you take may reduce the GPV or GAV by a greater amount than the withdrawal. If the Contract Value at the time of withdrawal is greater than the GPV/GAV, the GPV/GAV will be reduced by the dollar amount of the withdrawal. If the Contract Value at the time of withdrawal is less than the GPV/GAV, the GPV/GAV may be reduced by more than the withdrawal amount.

CALCULATING THE GPV AND GAV

The GPV and GAV Benefits guarantee that beginning on your fifth Contract Anniversary (and on each subsequent Contract Anniversary until your Income Date or Contract termination), your Contract Value will be at least equal to the GPV or GAV established five years ago, reduced by the sum of all GPV or GAV adjusted partial withdrawals that you have made in the last five years.

The initial GPV or GAV is equal to all Purchase Payments received during the first 90 days of your Contract less any GPV or GAV adjusted partial withdrawals taken during this period. We then recalculate the GVP or GAV on every Contract Anniversary.

GPV BENEFIT: On the first Contract Anniversary, the GPV is equal to the initial GPV plus any additional Purchase Payments received during the remainder of the first Contract Year and minus any GPV adjusted partial withdrawals you made during the remainder of the first Contract Year. On the second and any subsequent Contract Anniversaries, the GPV is equal to the GPV from the previous Contract Anniversary plus any additional Purchase Payments received in the previous Contract Year and minus any GPV adjusted partial withdrawals you made in the previous Contract Year.

GAV BENEFIT: On the first Contract Anniversary, the GAV is equal to the greater of A or B, where:

     A = The initial GAV plus any additional Purchase Payments received during the remainder of the first Contract Year and minus any GAV adjusted partial withdrawals you made during the remainder of the first Contract Year.

     B    = Your Contract Value on the first Contract Anniversary.

On the second and any subsequent Contract Anniversaries, the GAV is equal to the greater of C or D, where:

     C = The GAV from the previous Contract Anniversary plus any additional Purchase Payments received in the previous Contract Year and minus any GAV adjusted partial withdrawals you made in the previous Contract Year.

     D    = Your Contract Value on that Contract Anniversary.

GPV OR GAV ADJUSTED PARTIAL WITHDRAWALS PRIOR TO THE SECOND CONTRACT ANNIVERSARY = PW X (GPV OR GAV)

GPV OR GAV ADJUSTED PARTIAL WITHDRAWALS ON OR AFTER THE SECOND CONTRACT ANNIVERSARY = FPW + (RPW X (GPV OR GAV))

          PW = The amount of the partial withdrawal including any applicable withdrawal charge, but prior to any MVA.

          FPW = The amount of the partial withdrawal (prior to any MVA) that together with any other previous partial withdrawals (prior to any MVA) taken during the Contract Year does not exceed 10% of total Purchase Payments (the partial withdrawal privilege).

          RPW = The remaining amount of the partial withdrawal including any applicable withdrawal charge, but prior to any MVA.

          GPV  or GAV = The greater of one or (a) divided by (b) where:
               (a) = the GPV or GAV on the day of (but prior to) the partial withdrawal.
               (b) = the Contract Value on the day of (but prior to) the partial withdrawal, adjusted for any applicable MVA.

GAV EXAMPLE
-----------

o You purchase the Contract with an initial Purchase Payment of $100,000. You elect the Living Guarantees with the GAV Benefit. You make no additional Purchase Payments.
o The Contract Value on the first Contract Anniversary is $120,000, and on the second Contract Anniversary it's $135,000
o You take a partial withdrawal of $20,000 (including the withdrawal charge) in the third Contract Year when the Contract Value on the date of (but prior to) the partial withdrawal is $160,000. There is no MVA on the partial withdrawal amount. You take no other partial withdrawals.
o    The Contract Value on the third Contract Anniversary is $150,000.

         The initial GAV                                                        $100,000
                                                                                --------

         The GAV on the first Contract Anniversary equals the greater of A or B:
              A) the initial GAV plus any  additional  payments  made during the remainder  of the first  Contract  Year minus any GAV  adjusted partial  withdrawals  made  during the  remainder  of the first
                 Contract Year =
                  $100,000 + 0 - 0 =  $100,000
              B) the Contract Value on the first Contract
                  Anniversary = $120,000
         The GAV on the first Contract Anniversary                              $120,000
                                                                                --------
         The GAV on the second Contract  Anniversary  equals the greater of C or
           D:
              C) the GAV from the first Contract Anniversary, plus payments made in the second Contract Year, minus any GAV  adjusted  partial withdrawals  made in the second Contract Year
                 $120,000 + 0 - 0 = $120,000
              D) the Contract Value on the second anniversary = $135,000

         The GAV on the second Contract Anniversary                             $135,000

         Calculating the GAV adjusted  partial  withdrawal in the third Contract
           Year:
              The amount of the partial withdrawal subject to the
                  partial withdrawal privilege (10% of total Purchase
                  Payments) =  0.10  x  $100,000  =                              $10,000
         PLUS
              The remaining amount of the partial withdrawal (including
                  any withdrawal charge)                                          10,000
              Multiplied by the greater of a) or b) where:
                  a) one, or
                  b)  the GAV divided by the Contract Value on the
                       date of (but prior to) the partial withdrawal =
                       $135,0000/$160,0000  =  0.84                            x       1
                                                                                --------
                                                                                 $10,000
         Total GAV adjusted partial withdrawal                                   $20,000

         The GAV on the third Contract Anniversary equals the greater of C or D:
              C)  the GAV from the second  Contract  Anniversary  plus  payments made in the third Contract Year minus any GAV adjusted partial withdrawals  made in the third  Contract Year = $135,000 + 0 -
                  $20,000 = $115,000
              D)  the  Contract  Value  on  the  third  Contract  Anniversary  =
                  $150,000
         The GAV on the third Contract Anniversary                              $150,000
                                                                                --------

APPLYING THE GAV BENEFIT:

o    On your fourth Contract Anniversary your Contract Value is $135,000.

o On your fifth Contract Anniversary your Contract Value is $105,000. Your GAV from five years ago (the Issue Date) is $100,000. We subtract all the GAV adjusted partial withdrawals you made in the last five years ($20,000), for a total of $80,000. Your Contract Value is greater than the benefit amount so there is no adjustment to your Contract Value on the fifth Contract Anniversary.

o On your sixth Contract Anniversary your Contract Value is $108,000. Your GAV from five years ago (the first Contract Anniversary) is $120,000. We subtract all the GAV adjusted partial withdrawals you made in the last five years ($20,000), for a total of $100,000. Your Contract Value is greater than the benefit amount so there is no adjustment to your Contract Value on the sixth Contract Anniversary.

o On your seventh Contract Anniversary your Contract Value is $110,000. Your GAV from five years ago (the second Contract Anniversary) is $135,000. We subtract all the GAV adjusted partial withdrawals you made in the last five years ($20,000), for a total of $115,000. Your Contract Value is less than the benefit amount so we will True Up your Contract Value to equal this amount by applying a $5,000 credit to your Investment Options on the seventh Contract Anniversary.

Application of the GAV Benefit in tabular form:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Contract Value
                              --------------                  guaranteed under the  Amount credited to your
                                                                GAV Benefit (does    Contract under the GAV
                                                               not apply until the  Benefit (does not apply
                                                                  5th Contract       until the 5th Contract  Contract Value after
                              Contract Value       GAV            Anniversary)            Anniversary)              True Up
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Initial                          $100,000        $100,000              --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1st Contract Anniversary         $120,000        $120,000              --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
2nd Contract Anniversary         $135,000        $135,000              --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
3rd Contract Anniversary         $150,000        $150,000              --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
4th Contract Anniversary         $135,000        $150,000              --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
5th Contract Anniversary         $105,000        $150,000          $80,000                 No credit.              $105,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
6th Contract Anniversary         $108,000        $150,000         $100,000                 No credit.              $108,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
7th Contract Anniversary         $110,000        $150,000         $115,000                   $5,000                $115,000
-----------------------------------------------------------------------------------------------------------------------------------

GPV AND GAV TRANSFERS

To make the GPV and GAV Benefits available, we monitor your Contract Value daily, and periodically may transfer amounts between the FPAs and the Investment Options you choose. We will transfer amounts from the Investment Options to the FPAs to the extent we deem, at our sole discretion, necessary to support the guarantees under the Contract. We will transfer amounts to the FPAs proportionally from all the Investment Options. We use a mathematical model to make the GPV or GAV Transfers. This mathematical model may be revised periodically resulting in modifications to the way in which transfers occur.

Each Business Day, we compare your Contract Value, the value of your future GPV or GAV Benefit guarantee, and the time until each future guarantee becomes effective. Based on this comparison, we may transfer some or all of your Contract Value to or from the FPAs, except that:

o during the first two Contract Years the Fixed Account Value immediately after any transfer to the FPAs is limited to 50% of your Purchase Payments; and
o any transfers from the FPAs will not include any amount needed to maintain the percentage you allocated to the FPAs according to your most recent allocation instructions. For example, if your most recent allocation instructions indicate you want 10% of your Purchase Payment allocated to the FPAs, we will make sure that when we transfer amounts out of the FPAs that we maintain a balance of 10% of your Contract Value in the FPAs.

These GPV/GAV Transfers are not subject to any transfer fee and do not count against any free transfers we allow. Transfers out of a FPA may be subject to a MVA (see section 5, Our General Account - Market Value Adjustment). Any GPV or GAV Transfer from the FPAs to the Investment Options will be allocated according to your most recent allocation instructions excluding any allocation you may have made to the FPAs. You have complete discretion over the allocation of your Contract Value in the Investment Options. You may transfer amounts into or out of the FPAs subject to the GPV or GAV Fixed Account Minimum.

Transfers to the FPAs occur when Contract Value declines relative to the GPV or GAV. The factors influencing GPV or GAV Transfers include:

o    your Contract Value,
o the volatility of your selected Investment Options (the higher the volatility, the higher the likelihood of GPV or GAV Transfers),
o    the GPV or GAV,
o    the time remaining until application of the GPV or GAV Benefit,
o    the interest rates on the FPAs,
o    additional Purchase Payments,
o    partial withdrawals, and
o    GPV or GAV resets.

The amount of the GPV or GAV Transfer may vary depending on the severity of these factors and their impact on your Contract. The initial GPV or GAV Transfer may involve a substantial portion of your Contract Value. Small changes in your Separate Account Value relative to your Fixed Account Value will not trigger a transfer, but accumulated small changes may trigger a GPV or GAV Transfer.

When a GPV or GAV Transfer occurs, we allocate the transferred Contract Value to the available FPA. The Contract Value allocated to the FPA will remain in the FPA until the performance of your Investment Options recovers sufficiently to support the guarantee provided by the GPV or GAV Benefits. It can be expected that in some instances money will transfer out of the FPAs more slowly than it was transferred in, particularly as the time until the application of the GPV or GAV Benefits shortens. As the time remaining until application of the GPV or GAV Benefit shortens, GPV or GAV Transfers;

o    to the FPAs become more likely, and
o Contract Value relative to the GPV or GAV must increase in order for GAV Transfers from the FPAs to occur.

Please see the SAI for more details on the GPV and GAV Transfers.

WE WILL TRANSFER AMOUNTS FROM THE INVESTMENT OPTIONS TO THE FPAS TO THE EXTENT WE DEEM, IN OUR SOLE DISCRETION, NECESSARY TO SUPPORT THE LIVING GUARANTEES. YOU SHOULD VIEW THE GPV AND GAV BENEFITS AS A WAY TO PERMIT YOU TO INVEST IN THE VARIABLE INVESTMENT OPTIONS WHILE STILL HAVING YOUR PRINCIPAL (AND UNDER THE GAV BENEFIT, SOME OF YOUR INVESTMENT GAINS) PROTECTED TO THE EXTENT PROVIDED BY THE GPV OR GAV BENEFITS. YOU SHOULD NOT VIEW THE GPV AND GAV BENEFITS AS A "MARKET TIMING" OR OTHER TYPE OF INVESTMENT PROGRAM DESIGNED TO ENHANCE YOUR EARNINGS UNDER THE CONTRACT. IF WE MAKE TRANSFERS FROM YOUR CHOSEN INVESTMENT OPTIONS TO THE FPAS DURING A MARKET DOWNTURN, LESS OF YOUR CONTRACT VALUE WILL BE AVAILABLE TO PARTICIPATE IN ANY UPSIDE POTENTIAL OF THE INVESTMENT OPTIONS IF THERE IS A SUBSEQUENT RECOVERY. THIS MAY POTENTIALLY PROVIDE LESS CONTRACT VALUE THAN IF YOU DID NOT SELECT THE LIVING GUARANTEES.

YOU DO NOT HAVE ANY PROTECTION UNDER THE GPV OR GAV BENEFITS UNLESS YOU HOLD THE CONTRACT FOR AT LEAST FIVE YEARS. IF YOU THINK THAT YOU MAY TERMINATE THE CONTRACT OR ELECT TO BEGIN ANNUITY PAYMENTS BEFORE YOU HAVE HELD THE CONTRACT FOR AT LEAST FIVE YEARS, YOU SHOULD CONSIDER WHETHER PURCHASING THE CONTRACT AND ELECTING THE LIVING GUARANTEES IS IN YOUR BEST INTERESTS.

THE GPV AND GAV FIXED ACCOUNT MINIMUMS

The GPV and GAV Fixed Account Minimums are the amount we require to be kept in the FPAs to maintain the guarantee protection provided by the GPV or GAV Benefits. You can transfer amounts into or out of the FPAs subject to the GPV or GAV Fixed Account Minimums. You can transfer or make a partial withdrawal from the FPAs that would reduce the amount in the FPAs below these minimums by resetting the GPV or GAV Benefits. If you allocate or transfer amounts to the FPAs, the amounts we need to transfer to the FPAs in order to maintain the guarantee provided by the GPV and GAV Benefits will be less. If you withdraw or transfer amounts out of the FPAs (subject to the GPV and GAV Fixed Account Minimums), the amounts we need to transfer to the FPAs in order to maintain the guarantee provided by the GPV and GAV Benefits will be greater.

RESETTING THE GPV AND GAV BENEFITS

FOR CONTRACTS ISSUED IN UTAH, PENNSYLVANIA, ALABAMA AND WASHINGTON: The reset feature is not available.

You may elect to reset the operation of the GPV or GAV Benefits at any time, as long as the reset date is at least 90 days from any earlier reset date and the reset provision is available in your state. Upon a reset, we will transfer 100% of your Contract Value to the Investment Choices on the reset date according to your most recent allocation instructions unless you instruct us otherwise. If you reset the operation of the GPV or GAV Benefits, the first Contract Anniversary on which your Contract Value will be guaranteed under the GPV and GAV Benefits will be the Contract Anniversary occurring five years after the Contract Anniversary that occurs on or after the reset date. This means that we will not make a True Up to the Contract anytime between the reset date and the sixth Contract Anniversary after the reset date (or the fifth Contract Anniversary if you reset on a Contract Anniversary). The GPV or GAV on the reset date is the greater of:

o the last GPV or GAV calculated before the reset date, plus any additional Purchase Payments received since the last GPV/GAV calculation, and minus any GPV/GAV adjusted partial withdrawals you made since that calculation, or
o    your Contract Value.

If your Contract Value on the reset date is less than the GPV or GAV at that time, the GPV or GAV Transfers to the FPAs will occur more rapidly and at a larger amount than those for a new Contract with Purchase Payments equal to the Contract Value on the reset date. This occurs because the guarantee available to you on the reset date is larger than the guarantees available for a new Contract.

On the Contract Anniversary that occurs on or after the reset date, the GPV under the GPV Benefit is equal to the:

o    the GPV established on the reset date,
o plus any additional Purchase Payments received since the reset date, and o minus any GPV adjusted partial withdrawals you made since the reset date.

On the Contract Anniversary that occurs on or after the reset date, the new GAV under the GAV Benefit is equal to the greater of:

o the GAV established on the reset date, plus any additional Purchase Payments received since the reset date, and minus any GAV adjusted partial withdrawals you made since the reset date; or
o     your Contract Value.

On each subsequent Contract Anniversary, the new GPV or GAV is calculated as previously described (see "Calculating the GPV and GAV" in this section).

OTHER INFORMATION ON THE GPV AND GAV BENEFITS

Once we make any GPV or GAV credits (True Ups) to your Contract as a result of the GPV and GAV Benefits, the True Ups become part of your Contract Value and are available for immediate withdrawal. Such a withdrawal may be subject to a MVA or withdrawal charges. Also, as part of the Contract Value in the Investment Options, any True Ups will reflect the investment performance of the Investment Options you chose.

The GPV or GAV Benefits will terminate upon the earliest of:

o   the Income Date, or
o   Contract termination.


7.EXPENSES
--------------------------------------------------------------------------------
There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGES

Each Business Day, during the Accumulation Phase, we make a deduction from your Separate Account assets for M&E charges. We do this as part of our calculation of the value of the Accumulation and Annuity Units. We calculate the M&E charges as a percentage of the average daily assets invested in a subaccount on an annual basis. The amount of the M&E charge during the Accumulation Phase depends on the benefit options that apply.

                                                         M&E CHARGES
                                                  TRADITIONAL     ENHANCED
                                                     GMDB           GMDB
No Living Guarantees or Living Guarantees with       1.65%         1.85%
    the GPV Benefit
Living Guarantees with the GAV Benefit               1.75%         1.95%

During the Payout Phase, if you elect variable Annuity Payments, the M&E charge is 1.65% of the average daily assets invested in a subaccount on an annual basis regardless of the benefit options that apply. This charge is equal to the lowest charge because we do not pay a death benefit separate from the benefits provided by the Annuity Option if the Annuitant dies during the Payout Phase.

These charges compensate us for all the insurance benefits provided by your Contract, for example:

o    our contractual obligation to make Annuity Payments,
o    the death benefits,
o    certain expenses related to the Contract, and
o for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charges are sufficient to cover such costs and risks, any excess will be profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

CONTRACT MAINTENANCE CHARGE

We deduct $40 from your Contract annually as a contract maintenance charge during the Accumulation and Payout Phases. We deduct this charge on the last day of each Contract Year and we deduct it pro rata from the Investment Options in which you are invested, assuming there is at least $40 in the Investment Options. If there is an insufficient amount in the Investment Options, the charge is deducted first from the Investment Options, and any remaining amount is deducted from the FPAs. During the Payout Phase we will collect a portion of the charge out of each Annuity Payment.

During the Accumulation Phase we will not deduct the charge if your Contract Value is at least $75,000 at the time we are to deduct the charge. If you own more than one Contract offered under this prospectus, we will determine the total value of all your Contracts. If the total value of all Contracts registered under the same social security number is at least $75,000, we will not assess the contract maintenance charge. Currently, the charge is also waived during the Payout Phase if the Contract Value on the Income Date is at least $75,000. If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will look to the Annuitant to determine if we will assess the charge. If you make a full withdrawal from your Contract other than on a Contract Anniversary, we will deduct the contract maintenance charge.

The charge is for administrative expenses such as: preparation of the Contract, confirmations, annual statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and system costs.

WITHDRAWAL CHARGE

During the Accumulation Phase, you can make withdrawals from your Contract. A withdrawal charge applies if all or part of the amount withdrawn is from Purchase Payments we received within three years before the withdrawal.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a "first-in-first-out" (FIFO) basis. We treat amounts withdrawn from your Contract in the following order:

1. First we withdraw any Purchase Payments that are beyond the withdrawal charge period shown in your Contract (for example, Purchase Payments that are three or more years old). We do not assess a withdrawal charge on these Purchase Payments.

2. Then, we withdraw any Purchase Payments that are under the partial withdrawal privilege, and we do not assess a withdrawal charge.

3. Next, we withdraw Purchase Payments that are within the withdrawal charge period shown in your Contract. We do assess a withdrawal charge on these payments. However, we withdraw payments on a FIFO basis, which may help reduce the amount of the total withdrawal charge you will pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.

4. Finally, we withdraw any Contract earnings. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment you make and the amount of the withdrawal charge depends upon the length of time since you made your Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is:

           NUMBER OF COMPLETE
               YEARS SINCE
               RECEIPT OF
            PURCHASE PAYMENT           CHARGE
            ----------------           ------
                   0                    8%
                   1                    7%
                   2                    5%
          3 years or more               0%

After we have had a Purchase Payment for three full years, there is no charge when you withdraw that Purchase Payment. However, withdrawals from a general account Investment Choice may be subject to a Market Value Adjustment. We calculate the charge at the time of each withdrawal.

The amount we actually deduct from your Contract will be the amount you request plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount and we pay you the amount you requested. Unless you instruct us otherwise, we will make any partial withdrawal pro rata from the Investment Options. If the amount in the Investment Options is less than the partial withdrawal, then the remaining amount will come pro rata from any other available Investment Choices.

EXAMPLE: Assume you request a partial withdrawal of $1,000. There is a withdrawal charge of 5% and there is no MVA. The total partial withdrawal amount we actually deduct from your Contract is $1,052.63 and we pay you $1,000. We determine this amount as follows:

   AMOUNT REQUESTED             OR      $1,000         =      $1,052.63
------------------------                ------
1 - WITHDRAWAL CHARGE                    0.95

We do not assess the withdrawal charge on any payments paid out as Annuity Payments or as death benefits. The withdrawal charge compensates us for expenses associated with selling the Contract.

Withdrawals may have tax consequences, and prior to age 59 1/2, may be subject to a 10% penalty tax.

NOTE: FOR TAX PURPOSES, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY YOU PUT INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

Unless you instruct us otherwise, we will make any partial withdrawal (including any withdrawal charge) pro rata from the Investment Choices unless you have a general account Investment Choice with a MVA. If you have a general account Investment Choice with a MVA, we will make any partial withdrawal (including any withdrawal charge) pro rata from the Investment Options. If the amount in the Investment Options is less than the partial withdrawal, then the remaining amount will come pro rata from any other available Investment Choices. Partial withdrawals from a general account Investment Choice may involve a MVA, which may increase or decrease your Contract Value and/or the proceeds you receive.

PARTIAL WITHDRAWAL PRIVILEGE. Each Contract Year, you can make multiple withdrawals (prior to any MVA) of up to 10% of your total Purchase Payments and we will not deduct a withdrawal charge from this amount. This right is non-cumulative, which means that if you do not use your partial withdrawal privilege in a given Contract Year, it does not carry over to the next year. However, withdrawals from a general account Investment Choice may be subject to a MVA. If you make a withdrawal of more than the amount described above, the excess amount will be subject to the withdrawal charge. If you make a full withdrawal, we will assess the withdrawal charge with no reductions for the partial withdrawal privilege.

The systematic withdrawal or the minimum distribution programs allow you to make withdrawals without the deduction of the withdrawal charge under certain circumstances. See section 9, Access to Your Money for a description of these programs.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals that will be purchasing the Contract or if one prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. Our prior approval is required for any reduction or elimination of the withdrawal charge.

TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer fee of $25 for each additional transfer. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Payout Phase. Transfers from a general account Investment Choice may be subject to a MVA, which may increase or decrease your Contract Value and/or the amount transferred. We reserve the right to restrict the number of transfers to 12 transfers per Contract Year and to charge for any transfer above 12. We will deduct the transfer fee from the Investment Choice from which the transfer is made. If you transfer the entire amount in the Investment Choice, then we will deduct the transfer fee from the amount transferred. If you are transferring from multiple Investment Choices, we will treat the transfer as a single transfer and we will deduct any transfer fee proportionally from the source accounts if you transfer less than the entire amount in the accounts. If the transfer is a GPV or GAV Transfer or is part of the dollar cost averaging or flexible rebalancing programs, there is no fee for the transfer and we currently do not count these transfers against any free transfers we allow.

PREMIUM TAXES

Some states and other governmental entities (for example, municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes. We will make a deduction from your Contract Value for them. Some of these taxes are due on the Issue Date, others are due on the Income Date. It is our current practice not to make deductions from the Contract to reimburse us for the taxes we pay until Annuity Payments begin, you make a full withdrawal or you die. We may discontinue this practice in the future and assess the charge when the tax is due. Premium taxes normally range from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAXES

We reserve the right to deduct from the Contract any income taxes that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) which are described in the Fee Tables and in the table of annual operating expenses for each Investment Option in Appendix A in this prospectus and in the prospectuses for the Investment Options.

8.TAXES
--------------------------------------------------------------------------------
NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is referred to as tax deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan your Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-natural person (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and income may be taxed as ordinary income every year.

QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, your Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law. A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract. We currently issue the following types of Qualified Contracts:

o TRADITIONAL INDIVIDUAL RETIREMENT ANNUITY. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Contract Owner's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

o SIMPLIFIED EMPLOYEE PENSION (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

o ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of compensation included in the Contract Owner's income and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Distributions from a Roth IRA generally are not taxed until after the total amount distributed from the Roth IRA exceeds the amount contributed to the Roth IRA. After that, income tax and a 10% penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions), or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.
o TSAS OR 403(B) CONTRACTS. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. 90-24 transfers from existing TSA or 403(b) contracts and funds from plans under the several Internal Revenue Code sections identified in our 403(b) endorsements are the only currently accepted contributions under a TSA or 403(b) Contract. However, this may change in the future.
o INHERITED IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into an Inherited IRA variable annuity contract. If we make this Contract available as an Inherited IRA Contract, the beneficiary of the previous tax-qualified investment will become the Contract Owner of the new Inherited IRA Contract. The ownership of the Contract must also reflect the name of the previous deceased owner. The purpose of the Inherited IRA Contract is to allow the Contract Owner to change the investment vehicle to an annuity and receive required minimum distribution withdrawal payments that are required by IRS Regulations instead of receiving a lump sum death benefit payment. If we make this Contract available as an Inherited IRA, the death benefit proceeds of the previous tax-qualified investment must be directly transferred into this Contract. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same owner to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. The death benefit proceeds cannot be received by the beneficiary and then applied to an Inherited IRA Contract.

     We permit you to add enhanced optional benefits to an Inherited IRA Contract. We currently believe this is allowable because enhanced optional benefits can be added to traditional IRA plans. However, the IRS has not yet issued any rulings on this issue with respect to Inherited IRA Contracts. Therefore, Contract Owners should discuss this issue with their tax and legal advisers before adding enhanced optional benefits to an Inherited IRA Contract.

QUALIFIED PLANS. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under sections of the Code where the assets are invested under this Contract. The plan is both the Contract Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representation to us that the plan is qualified under the Code on the Issue Date and will continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting will be the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we will change the qualification type of the Contract to an IRA and make the Annuitant the Contract Owner. The qualified plan will be responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(11) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser prior to purchasing more than one Non-Qualified contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. Recent guidance from the Internal Revenue Service (IRS), however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. IRS guidance provides that an exchange can go into an existing annuity contract as well as a new annuity contract. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

You, as the Contract Owner, generally will not be taxed on increases in the value of your Contract until an actual or deemed distribution occurs -- either as a withdrawal or as Annuity Payments under a full annuitization.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your
investment  in  the  Contract   (generally,   the  Purchase  Payments  or  other
consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Amounts received as a result of a partial annuitization are treated as partial withdrawals. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract. If you take a full annuitization, different rules apply. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Annuity Payments received after the Payee has received all of the Purchase Payment(s) are fully included in income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is included in income. Some distributions will be exempt from the penalty. There is an exception to this 10% penalty tax for amounts:

1) paid on or after you reach age 59 1/2;

2) paid after you die;

3) paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5) paid as annuity payments under an immediate annuity; or

6) that come from Purchase Payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified as permitted by the Code before the later of your attaining age 59 1/2 or five years from the Income Date, then the tax for the year of the modification is increased by the 10% penalty tax that would have been imposed without the exception, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments, and therefore could result in the imposition of the 10% penalty tax and interest for the period as described above.

DISTRIBUTIONS -- QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from Qualified Contracts. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is included in income. Some distributions will be exempt from the penalty. There is an exception to this 10% penalty tax for:

1) distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1/2;

2) distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3) after separation from service, distributions that are part of a series of substantially equal periodic payments made at least yearly for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;

4) distributions made to you to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 for amounts paid during the taxable year for medical care;

5)   distributions made on account of an IRS levy upon the Qualified Contract;

6) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you (or the Annuitant as applicable) and his or her spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7) distributions from an IRA made to you (or the Annuitant as applicable) to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year;

8)   distributions  from  an  IRA  which  are  qualified   first-time  homebuyer
     distributions (as defined in Section 72(t)(8) of the Code);

9) for TSA or 403(b) Contracts, distributions made to an employee who has separated from service after age 55; and

10) distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA).

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified as permitted by the Code, before the later of the Annuitant attaining age 59 1/2 or five years from the Income Date, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun may result in the modification of the series of substantially equal payments and therefore could result in the imposition of the 10% penalty tax and interest for the period as described above unless another exception to the penalty tax applies. You should obtain competent tax advice before you make any partial withdrawals from your Contract.

Generally, distributions from a Qualified Contract must commence no later than the required beginning date. For IRAs, the required beginning date is April 1 of the calendar year, following the year in which you attain age 70 1/2. For TSA or 403(b) Contracts, the required beginning date is April 1 of the calendar year following the later of the calendar year in which you reach age 70 1/2 or retire. Generally, required distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the entire value of the benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70 1/2 or older, you should consult with a tax adviser before taking a partial withdrawal.

The following distributions from a TSA or 403(b) Contract are not allowed prior to age 59 1/2, separation from service, death or disability:

o salary reduction contributions made in years beginning after December 31, 1988;
o    earnings on those contributions; and
o earnings on amounts held as of the last year beginning before January 1, 1989 (as defined in Section 403(b)(11) of the Code).

Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. We do not currently support hardship withdrawals and other liquidity benefits under TSA or 403(b) Contracts.

We do not track contributions by any years that would impact required minimum distributions and exceptions to accessing assets before age 59 1/2 under 403(b) Contracts.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a partial or full withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner's spouse (or to a former spouse incident to divorce), the Contract Owner will be taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.
The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed herein. A Contract Owner contemplating any such transfer, assignment, or exchange should consult a tax advisor as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Contract Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owners of the underlying Separate Account assets.


9.ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
The money in your Contract is available under the following circumstances:

o   by making a withdrawal;
o   by having us make Annuity Payments; or
o   when a death benefit is paid to your Beneficiary.

Withdrawals can only be made during the Accumulation Phase. When you make a full withdrawal, you will receive your Contract Value on the Business Day the withdrawal request is received at our Service Center:

o based upon the number of Accumulation Units held by your Contract on that Business Day and valued at the next available daily price established after receipt of the withdrawal request,
o    adjusted for any applicable MVA,
o    less any applicable withdrawal charge,
o    less any deductions we make for premium tax, and
o    less any contract maintenance charge.

See the Fee Tables and section 7, Expenses for a discussion of the charges.

For persons purchasing a Contract now, there will not be a minimum associated with requesting a partial withdrawal and there will not be a minimum amount of Contract Value that we require to remain in the Contract after requesting a partial withdrawal for as long as you hold the Contract. However, we reserve the right to institute a minimum partial withdrawal amount and/or require a minimum amount of Contract Value to remain in the Contract after a partial withdrawal for future Contract purchasers. In the future, if we require a minimum amount of Contract Value to remain in the Contract, we reserve the right to treat a request for a withdrawal that reduces the Contract Value below this minimum as a request for a full withdrawal of the Contract. Unless you instruct us otherwise, we will make any partial withdrawal (including any withdrawal charge) pro rata from the Investment Options. If the amount in the Investment Options is less than the partial withdrawal, then the remaining amount will come pro rata from any other available Investment Choices. Partial withdrawals from a general account Investment Choice may involve a MVA, which may increase or decrease your Contract Value and/or the proceeds you receive.

If your Contract includes the Living Guarantees, partial withdrawals are subject to the GPV or GAV Fixed Account Minimums. If you want to make withdrawals that would reduce the amounts in the FPAs below this minimum you can reset the GPV or GAV Benefit (see section 6, Guaranteed Values Under the Living Guarantees - The GPV and GAV Fixed Account Minimums).

We will pay the amount of any withdrawal from the Investment Options within seven (7) days of when we receive your request in good order unless the suspension of payments or transfers provision is in effect.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. WITHDRAWALS FROM TSAS OR 403(B) CONTRACTS MAY BE RESTRICTED. (SEE
SECTION 8, TAXES.)

GUARANTEED WITHDRAWAL BENEFIT (GWB)

If your Contract includes Living Guarantees, you will have the GWB. There is no additional charge for this benefit. Living Guarantees must be selected at Contract issue and cannot be cancelled after the Issue Date. Beginning on the second Contract Anniversary, this benefit provides you will be able to take withdrawals in each Contract Year, regardless of your Contract Value. The GWB is not available before the second Contract Anniversary. The GWB value is equal to total Purchase Payments less GWB adjusted partial withdrawals. Each Contract Year you can take GWB withdrawals of up to 10% of your total Purchase Payments (the partial withdrawal privilege). However, you cannot take a GWB withdrawal of more than your remaining GWB value. The maximum allowable GWB withdrawal that you can take in a Contract Year is the partial withdrawal that is equal to the lesser of the partial withdrawal privilege, or the remaining GWB value. You can continue to take GWB withdrawals until you have withdrawn all of the GWB value. This means that under the GWB, if your Contract Value is less than or equal to zero your Contract will continue until you have withdrawn all the Purchase Payments less GWB adjusted partial withdrawals.

The GWB is non-cumulative, which means that if you do not use your 10% in a given Contract Year, it will not carry over to the next year. GWB withdrawals are made prior to any MVA and are not subject to the withdrawal charge. Any withdrawals you take in excess of your partial withdrawal privilege may be subject to a withdrawal charge, and will reduce the amount available for future GWB withdrawals. GWB withdrawals will be treated as withdrawals for tax purposes and if you are younger than age 59 1/2 the GWB withdrawal may also be subject to a 10% penalty tax.

Withdrawals you take in excess of the partial withdrawal privilege in a Contract Year may reduce the GWB value by a greater amount than the withdrawal. If the Contract Value at the time of withdrawal is greater than the remaining GWB value for all years, the GWB value will be reduced by the dollar amount of the withdrawal. If the Contract Value at the time of withdrawal is less than the remaining GWB value for all years, the GWB value may be reduced by more than the withdrawal amount.

GWB ADJUSTED PARTIAL WITHDRAWALS PRIOR TO THE SECOND CONTRACT ANNIVERSARY = PW X GWBV. GWB ADJUSTED PARTIAL WITHDRAWALS ON OR AFTER THE SECOND CONTRACT ANNIVERSARY = GWBA + (RPWA X GWBV).

     PW = The amount of the partial withdrawal including any applicable withdrawal charge, but prior to any MVA.

     GWBA = The amount of the partial withdrawal* (prior to any MVA) that together with any previous partial withdrawals* taken during the Contract Year does not exceed the maximum allowable GWB withdrawal for the Contract Year.

     RPWA = The remaining amount of the partial withdrawal including any applicable withdrawal charge, but prior to any MVA.

     GWBV = The greater of one or (a) divided by (b) where:
          (a) = the remaining GWB value on the day of (but prior to) the partial withdrawal.
          (b) = the Contract Value on the day of (but prior to) the partial withdrawal adjusted for any applicable MVA.

* Includes GWB withdrawals.

The GWB will terminate upon the earliest of:

o    Contract termination,
o    the Income Date,
o    the GWB value is zero or less, or
o the death of the Contract Owner (unless the spouse continues the Contract as the new Contract Owner).

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. You may withdraw any amount you want under this program if your Purchase Payments are no longer subject to the withdrawal charge. The systematic withdrawal program is subject to the partial withdrawal privilege. The total systematic withdrawals that you can make each Contract Year without incurring a withdrawal charge is limited to your partial withdrawal privilege amount for that Contract Year. Any additional withdrawals in a Contract Year, when combined with systematic withdrawals that exceed the partial withdrawal privilege will be subject to any applicable withdrawal charge. For a discussion of the withdrawal charge and the partial withdrawal privilege, see section 7, Expenses. All systematic withdrawals will be made on the ninth day of the month or the previous Business Day if the ninth is not a Business Day. You will not be charged additional fees for participating in or terminating from this program.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

THE  MINIMUM  DISTRIBUTION  PROGRAM  AND  REQUIRED  MINIMUM  DISTRIBUTION  (RMD)
PAYMENTS

If you own a Qualified Contract, you may elect to participate in the minimum distribution program during the Accumulation Phase of the Contract. Under this program, we will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for Qualified Contracts. We can make payments to you on a monthly, quarterly, or annual basis. If your Contract Value is less than $25,000 we will only make payments annually. RMD payments from this Contract will not be subject to a withdrawal charge, but they will count against your partial withdrawal privilege. Any additional withdrawals in a Contract Year, when combined with RMD withdrawal payments that exceed the partial withdrawal privilege, will be subject to any applicable withdrawal charge.

INHERITED IRA CONTRACTS. If you (the Contract Owner) were the spouse of the deceased owner of the previous tax-qualified investment, and your spouse had not yet reached the date at which he/she was required to begin receiving required minimum distribution (RMD) payments, then you can elect to wait to begin receiving RMD payments until the year that your spouse would have reached age 70 1/2. Alternatively, if the deceased owner of the previous tax-qualified investment had already reached the date at which he/she was required to begin receiving RMD payments, the Contract Owner of this Inherited IRA Contract can elect to begin RMD payments based on his/her single life expectancy in the year following the deceased owner's death, or (if longer) the deceased previous owner's life expectancy in the year of his/her death reduced by one. The Contract Owner of an Inherited IRA Contract must begin to receive these RMD payments by December 31 of the year following the year of the deceased previous owner's death.

YOU CANNOT PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL AND THE MINIMUM DISTRIBUTION PROGRAMS AT THE SAME TIME. THE MINIMUM DISTRIBUTION PROGRAM IS CURRENTLY NOT AVAILABLE UNDER 403(B) CONTRACTS.

This Contract offers a choice of Guaranteed Minimum Death Benefits (GMDBs) and Living Guarantees. Required minimum distribution (RMD) payments will reduce your GPV, GAV, GWB value, GMDB value, MAV (if applicable) and amounts available under your partial withdrawal privilege. We encourage Contract Owners purchasing Qualified Contracts that are subject to RMD payments to consult a tax advisor regarding these benefits.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);
o    trading on the New York Stock Exchange is restricted;
o an emergency exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares;
o during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.

We reserve the right to defer payment for a withdrawal or transfer from any general account Investment Choice for the period permitted by law but not for more than six months.


10. ILLUSTRATIONS
--------------------------------------------------------------------------------
In order to help you  understand  how your  Contract  Values  vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the "payin", or Accumulation Phase, or the Annuity Payment or "payout" phase. Illustrations may be based upon historical performance of the Investment Options, as adjusted for certain expenses. (Any adjusted historical performance information will be accompanied by "standardized" performance information.) In the alternative, certain illustrations may be based upon an assumed rate of return not to exceed 12%. As another alternative, we may use the Standard & Poor's(R) 500 Composite Price Index (S&P 500(R)) or other recognized investment benchmarks to show how values may vary. Illustrations based on the S&P 500(R) can be found in Appendix B.

The illustrations are not guarantees or representations as to future performance or any specific rate of return. You can request an illustration free of charge by contacting your registered representative.


11.DEATH BENEFIT
--------------------------------------------------------------------------------
At the time you purchase the Contract, you may be able to select one of two death benefit options. If you do not make a selection, the Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) will apply to your Contract.

The Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB) is available at Contract issue for an additional mortality and expense risk (M&E) charge if all Owners are age 79 or younger on the Issue Date. The Enhanced GMDB does not provide any additional benefit before the first Contract Anniversary and the benefit values may be limited after age 81. As a result, any Owner who is nearing age 79 should determine if purchasing a benefit for which there is an additional cost is appropriate for their situation.

YOU MAY ONLY SELECT ONE DEATH BENEFIT AND ONCE YOU SELECT A DEATH BENEFIT YOU CANNOT CHANGE OR CANCEL IT. THE ENHANCED GMDB MAY NOT BE AVAILABLE IN YOUR STATE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY AND BE SURE TO DISCUSS WHETHER YOUR SELECTED DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

PLEASE REFER TO THE APPLICABLE ENDORSEMENTS TO YOUR CONTRACT FOR THE SPECIFIC TERMS AND CONDITIONS OF THE DEATH BENEFITS.

If you own the Contract jointly, we will use the age of the older Joint Owner to determine the death benefit. If the Contract is owned by a non-individual (for example, a qualified plan or trust), we will use the Annuitant's age to determine the death benefit for all currently offered Contracts.

The use of the term "you" in this section refers to the Annuitant if the Contract is owned by a non-individual; otherwise it refers to the Contract Owner.

Any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options will be subject to investment risk that will be borne by the Beneficiary.

DEATH OF THE CONTRACT OWNER

If any Owner (whether or not they are an Annuitant) dies during the Accumulation Phase, we will pay a death benefit to the Beneficiary. In the case of Joint Owners, if one Joint Owner dies, the surviving Joint Owner will be considered the Beneficiary. We will treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary.

If the Contract is owned jointly and one Joint Owner dies during the Payout Phase, the remaining Joint Owner becomes the Contract Owner. If all Owners die during the Payout Phase, the Beneficiary becomes the Contract Owner.

If any Owner who is not an Annuitant dies during the Payout Phase, any remaining Annuity Payments under the selected Annuity Option will continue to the Payee at least as rapidly as they were being paid at the Owner's death. If any Owner who is also an Annuitant dies during the Payout Phase, any remaining amounts payable will be as provided for in the selected Annuity Option and will be paid at least as rapidly as they were being paid at the Owner's death. For more information regarding the amounts payable upon the death of the Owner/Annuitant, please see section 2, Annuity Payments (The Payout Phase).

INHERITED IRA CONTRACTS. Upon the death of the Contract Owner under an Inherited IRA Contract, the Beneficiary can either elect to:

o continue to receive the required minimum distribution payments based on the remaining life expectancy of the previous Contract Owner and the Contract Value (less any deduction we make for premium taxes) as of the Business Day we receive due proof of death and the appropriately completed election form at our Service Center; or
o receive a lump sum payment based on the Contract Value (less any deduction we make for premium taxes) as of the Business Day we receive due proof of death and the appropriately completed election form at our Service Center.

DEATH OF THE ANNUITANT

If the Annuitant who is not an Owner dies during the Accumulation Phase, the Contract Owner will become the Annuitant unless he/she designates another Annuitant within 30 days of the death of the Annuitant. However, if the Contract is owned by a non-individual (for example, a qualified plan or trust) and the Annuitant dies during the Accumulation Phase on all currently offered Contracts:

o   we will treat the death of the Annuitant as the death of the Contract Owner,
o   we will pay a death benefit to the Beneficiary, and
o   a new Annuitant may not be named.

If the Annuitant (whether or not they are an Owner) dies during the Payout Phase, any remaining amounts payable will be as provided for in the selected Annuity Option and will be paid at least as rapidly as they were being paid at the Annuitant's death. For more information regarding the amounts payable upon the death of the Annuitant, please see section 2, Annuity Payments (The Payout Phase).

TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT (TRADITIONAL GMDB)

If the Traditional GMDB applies, the amount of the death benefit will be the greater of 1 or 2, less any deductions we make for premium tax.

1. The Contract Value determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.

2. The GMDB value, which is the total of all Purchase Payments reduced for each GMDB adjusted partial withdrawal you made.

ENHANCED GUARANTEED MINIMUM DEATH BENEFIT (ENHANCED GMDB)

If the Enhanced GMDB applies, the amount of the death benefit will be the greater of 1, 2 or 3, less any deductions we make for premium tax.

1. The Contract Value determined as of the end of the Business Day during which both due proof of death and an election of the death benefit payment option have been received at our Service Center.

2. The GMDB value, which is the total of all Purchase Payments reduced for each GMDB adjusted partial withdrawal you made.

3. The MAV, as defined below, determined as of the end of the Business Day during which both due proof of death and election of the death benefit payment option have been received at our Service Center.

The death benefit provided by the Enhanced GMDB will never be less than the death benefit provided by Traditional GMDB, however, it may be equal to the death benefit provided by Traditional GMDB.

MAXIMUM ANNIVERSARY VALUE (MAV)

The MAV on the Issue Date is equal to your initial Purchase Payment.

On each Business Day other than a Contract Anniversary and before the date of your death, the MAV is equal to:

o    its value on the immediately preceding Business Day,
o    plus any additional Purchase Payments received that day, and
o    reduced for each GMDB adjusted partial withdrawal you made that day.

On every Contract Anniversary prior to your 81st birthday and before the date of your death, the MAV is equal to:

o the highest Contract Value that occurred on the Issue Date or any Contract Anniversary,
o plus subsequent additional Purchase Payments you made since that Contract Anniversary or Issue Date, and
o reduced for each GMDB adjusted partial withdrawal you made since that Contract Anniversary or Issue Date.

Beginning with the Contract Anniversary that occurs on or after your 81st birthday and before the date of your death, we calculate the MAV in the same way that we do on any Business Day other than a Contract Anniversary.

GMDB ADJUSTED PARTIAL WITHDRAWAL =  PW  X  GMDB

     PW = The amount of the partial withdrawal including any applicable withdrawal charge, but prior to any MVA.

     GMDB = The greater of one, or (a) divided by (b) where:
          (a) = the death benefit on the day of (but prior to) the partial withdrawal.
          (b) = the Contract Value on the day of (but prior to) the partial withdrawal adjusted for any applicable MVA.

ANY WITHDRAWALS YOU TAKE IN A CONTRACT YEAR MAY REDUCE THE GMDB VALUE AND MAV BY A GREATER AMOUNT THAN THE WITHDRAWAL. If the Contract Value at the time of withdrawal is greater than the death benefit, the GMDB value and MAV will be reduced by the dollar amount of the withdrawal. If the Contract Value at the time of withdrawal is less than the death benefit, the GMDB value and MAV will be reduced by more than the withdrawal amount.

Your GMDB endorsement will terminate upon the earliest of:

o    the Income Date, or
o    Contract termination.

DEATH BENEFIT EXAMPLES

o You purchase the Contract currently offered by this prospectus with an initial Purchase Payment of $100,000. You choose not to include the Living Guarantees and you allocate your entire Purchase Payment to the Investment Options. You are the only Contract Owner and are age 69 or younger on the Issue Date.
o    You make no additional Purchase Payments.
o    The MAV on the ninth Contract Anniversary is $180,000.
o You request a partial withdrawal of $20,000 in the tenth Contract Year when the Contract Value on the date of (but prior to the partial withdrawal) is $160,000. The withdrawal charge period on the initial Purchase Payment has expired so there is no withdrawal charge on this partial withdrawal. You take no other partial withdrawals.
o    The Contract Value on the tenth Contract Anniversary is $140,000.

NOTE: The M&E charges are higher for Contracts with the Enhanced GMDB than for Contracts with the Traditional GMDB. If the differences in these charges were reflected in the assumptions listed above the Contract Values would be lower for Contracts with the Enhanced GMDB than for Contracts with the Traditional GMDB.

TRADITIONAL GMDB:

We calculate the death benefit on the tenth Contract  Anniversary as the greater of:
         1) Contract Value:                                                     $140,000
                                                                                ========

         2) Total Purchase Payments                                             $100,000
               reduced by the GMDB adjusted partial withdrawal                 -  20,000
                                                                                ---------
                                                                                $ 80,000
The GMDB adjusted partial withdrawal for (2) above is equal to:
         The amount of the partial withdrawal subject to the
              partial withdrawal privilege (10% of total Purchase
              Payments) = 0.10 x $100,000 = $10,000 PLUS The remaining amount of the partial withdrawal (including any
              withdrawal charge)                                                10,000
          Multiplied by the greater of a) or b) where:
              a) is one, and
              b)is the death benefit  divided by the Contract  Value on the date of (but prior to) the partial withdrawal = $140,0000/$160,0000 =
                0.875 X 1
                                                                             +  10,000
         Total GMDB adjusted partial withdrawal                                $20,000
                                                                               =======

Therefore,  the death benefit under the  Traditional  GMDB on the tenth Contract
Anniversary is $140,000.

ENHANCED GMDB:

We calculate the death benefit on the tenth Contract Anniversary as the greater of:

         1) Contract Value:                                                      $140,000
                                                                                 ========

         2) Total Purchase Payments                                              $100,000
               reduced by the GMDB adjusted partial withdrawal                    -21,250
                                                                                  -------
                                                                                  $78,750
         3) The MAV:
             The MAV on the ninth Contract Anniversary                           $180,000
               reduced by the GMDB adjusted partial withdrawal                  -  21,250
                                                                                ---------
                                                                                 $158,750
The GMDB adjusted partial withdrawal for (2) and (3) above is equal to:
             The amount of the partial withdrawal subject to the
                partial withdrawal privilege (10% of total Purchase
                Payments) =  0.10  x  $100,000  =                              $10,000
         PLUS
             The remaining amount of the partial withdrawal (including any
                withdrawal charge)                                              10,000
             Multiplied by the greater of a) or b) where:
                a) is one, and
                b)is the death  benefit  divided  by the  Contract  Value on the
                  date   of   (but   prior   to)  the   partial   withdrawal   =
                  $180,0000/$160,0000 = 1.125 X 1.125
                                                                               +11,250
         Total GMDB adjusted partial withdrawal                                $21,250
                                                                               =======

Therefore, the death benefit under the Enhanced GMDB on the tenth Contract Anniversary is equal to $158,750.

DEATH BENEFIT PAYMENT OPTIONS

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If the Beneficiary is the spouse of the Contract Owner, he/she can choose to continue the Contract in his/her own name at the then current Contract Value, or if greater, the death benefit value. An election by the spouse to continue the Contract must be made in a form satisfactory to us at our Service Center within 60 days after the death benefit first becomes payable by us. If a lump sum payment is requested, we will pay the amount within seven days of receipt of proof of death and the valid election, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed pending receipt of any applicable tax consents and/or forms from a state.

OPTION A: lump sum payment of the death benefit. We will not deduct the contract maintenance charge at the time of a full withdrawal if the distribution is due to death.

OPTION B: payment of the entire death benefit within five years of the date of any Owner's death. We will assess the full contract maintenance charge to each Beneficiary on each Contract anniversary.

OPTION C: payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution under this option must begin within one year of the date of any Owner's death. We will continue to assess the full contract maintenance charge on each Beneficiary's portion pro rata over the payments.

Any portion of the death benefit not applied under an Annuity Option within one year of the date of the Contract Owner's death must be distributed within five years of the date of death.

If the Beneficiary wants to receive the payment other than in a lump sum, he/she may only make such an election during the 60 day period after the day that the lump sum first became payable.


12.OTHER INFORMATION
--------------------------------------------------------------------------------
ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We offer fixed and variable annuities and group life, accident and health insurance products. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz Versicherungs-AG Holding, which is a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account's assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the Separate Account are not generalized obligations of Allianz Life.

DISTRIBUTION

USAllianz Investor Services, LLC (USAllianz), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. USAllianz, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. USAllianz is registered as a broker/dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc. USAllianz is not a member of Securities Investors Protection Corporation. More information about USAllianz is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate USAllianz for the distribution and sale of the Contracts. USAllianz does not itself sell the Contracts on a retail basis. Rather, USAllianz enters into selling agreements with other third-party broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. One of these selling firms, USAllianz Securities, Inc., is our affiliate. We pay sales commissions to the selling firms and their registered representatives. Investment Options that assess Rule 12b-1 fees make payments of the fees to USAllianz under their distribution plans in consideration for providing certain services and incurring certain expenses permitted under the Investment Option's plan. These payments equal 0.25% of an Investment Option's average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of the Investment Options may from time to time make payments for administrative services to USAllianz or its affiliates.

The maximum commission payable for Contract sales by the registered representatives of the selling firms is expected not to exceed 5.50% of Purchase Payments. Sometimes, we enter into an agreement with the selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 5.50% of Purchase Payments).

We may fund USAllianz' operating and other expenses, including: overhead; legal and accounting fees; registered representative training; compensation for the USAllianz' management team; and other expenses associated with the Contracts.
Registered representatives and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with USAllianz. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

We and/or USAllianz may pay certain selling firms additional marketing support allowances for:

o    marketing services and increased access to registered representatives;
o    sales promotions relating to the Contracts;
o costs associated with sales conferences and educational seminars for their registered representatives; and
o    other sales expenses incurred by them.


We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

o the level of existing sales through the broker/dealer firm and the potential for new or additional sales;
o the organizational "fit" between the broker/dealer firm and the type of wholesaling and marketing force we operate;
o whether the broker/dealer firm's operational, IT, and support services structure and requirements are compatible with our method of operation;
o whether the broker/dealer firm's product mix is oriented toward our core markets;
o whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent registered representative meetings and training sessions;
o the potential return on investment of investing in a particular firm's system;
o our potential ability to obtain a significant level of the market share in the broker/dealer firm's distribution channel;
o    the broker/dealer  firm's registered  representative  and customer profile;
     and
o the prominence of the broker/dealer firm in its marketing channel and its reputation.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.


We and/or USAllianz may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contract Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/USALLIANZ SERVICE CENTER

Delaware Valley Financial Services, LLC (DVFS) performs certain administrative services regarding the Contracts. DVFS is a wholly-owned subsidiary of Allianz Life. The Service Center is located at 300 Berwyn Park, Berwyn, Pennsylvania. The administrative services performed by the Service Center include:

o    Issuance of the Contracts,
o    Maintenance of Contract Owner records,
o Processing and mailing of account statements and other mailings to Contract Owners, and
o    Routine customer service including:
     -    Responding to Contract Owner correspondence and inquiries,
     -    Processing of Contract changes,
     -    Processing withdrawal requests (both partial and total), and
     -    Processing annuitization requests.


Historically we have compensated DVFS based on a specified fee per transaction and an additional negotiated fee for enhancements to computer systems used to process our business. Currently we are on a cost basis. For the past three calendar years USAllianz Investor Services, LLC, has paid DVFS $55,646,396 for performing administrative services regarding the Contracts.


To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in the Statement of Additional Information.

13. GLOSSARY
--------------------------------------------------------------------------------
This prospectus is written in plain English to make it as understandable as possible. However, there are some technical words or terms used which are defined below and are capitalized in the prospectus.

ACCOUNT PERIOD - the length of time for a Fixed Period Account. Account Periods range from one to ten years.

ACCUMULATION PHASE - the period of time before you elect to begin receiving Annuity Payments. Subject to certain restrictions, you can make additional Purchase Payments during this time.

ACCUMULATION UNIT - the units into which we convert amounts invested in the subaccounts during the Accumulation Phase.

ANNUITANT - the natural person upon whose life the Annuity Payments are based. For Qualified Contracts, the Annuitant must be the Contract Owner unless the Contract is owned by a qualified plan. The Contract Owner names the Annuitant at Contract issue.

ANNUITY OPTIONS - the income or payout options available under your Contract.

ANNUITY PAYMENTS - payments made by us to the Payee pursuant to the Annuity Option chosen. Annuity Payments may be variable, fixed or a combination of both variable and fixed.

ANNUITY UNIT - the units into which we convert amounts invested in the subaccounts during the Payout Phase.

BENEFICIARY - the person(s) or entity the Contract Owner names to receive any death benefit. The Beneficiary is named at Contract issue. Unless an irrevocable Beneficiary has been named, the Contract Owner can change the Beneficiary or contingent Beneficiary. If no Beneficiary is named, the Contract Owner's estate becomes the Beneficiary.

BUSINESS DAY - each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

CONTRACT - the deferred annuity contract corresponding to this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

CONTRACT ANNIVERSARY - an anniversary of the Issue Date of your Contract.


CONTRACT OWNER - "you," "your" and "yours". The person or entity named in the Contract who may exercise all rights granted by the Contract. The Contract Owner is designated at Contract issue, unless changed. A Non-Qualified Contract can be owned by up to two Joint Owners.


CONTRACT VALUE - on any Business Day it is equal to the sum of the values of your Investment Choices.

CONTRACT YEAR - any period of twelve (12) months commencing with the Issue Date and each Contract Anniversary thereafter.

FIXED ACCOUNT VALUE - the portion of your Contract Value that is in our general account during the Accumulation Phase.

FIXED PERIOD ACCOUNTS (FPAS) - a type of Investment Choice under our general account that earns interest and is only available during the Accumulation Phase. FPAs have Account Periods of anywhere from one to ten years and only one FPA is available for Purchase Payments or transfers in each Contract Year. You can allocate up to 50% of any Purchase Payment to the FPAs. Withdrawals/transfers out of an FPA may be subject to a Market Value Adjustment, which may increase or decrease your Contract Value and/or the amount of the withdrawal/transfer.

GPV AND GAV FIXED ACCOUNT MINIMUMS - if you elect the Living Guarantees this is the minimum amount of Contract Value that we determine must be allocated to a FPA to support the GPV or GAV Benefits. You generally cannot reduce the Fixed Account Value in the FPAs below the GPV or GAV Fixed Account Minimums.

GPV AND GAV TRANSFERS - if you elect the Living Guarantees these are the transfers we make between the FPAs and your selected Investment Options as a result of our monitoring your daily Contract Value in order to support the GPV and GAV Benefits.

INCOME DATE - the date that you begin receiving Annuity Payments under your Contract. This date must be the first day of a calendar month.

INVESTMENT CHOICES - the variable Investment Options and any general account Investment Choices available under the Contract for Purchase Payments or transfers. We may add, substitute or remove Investment Choices in the future.

INVESTMENT OPTIONS - the variable Investment Choices available under the Separate Account. You may not invest in more than 15 Investment Options at any one time.

ISSUE DATE - the date as shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

LIVING GUARANTEES - a package of benefits that you can elect to include in your Contract on the application. The package includes either the Guaranteed Principal Value (GPV) or the Guaranteed Account Value (GAV) Benefit and the Guaranteed Withdrawal Benefit. These benefits are not available individually and are not available after the Issue Date. There are no additional fees or charges for selecting the Living Guarantees with the GPV Benefit. However, there is an additional M&E charge for selecting the guarantees provided by the GAV Benefit. Once you elect these benefits, you cannot cancel them. Some of these benefits may not be available in all states.

MARKET VALUE ADJUSTMENT (MVA) - a positive or negative adjustment to amounts withdrawn or transferred from a FPA unless they are made within 30 days of the end of an Account Period.

NON-QUALIFIED CONTRACT - a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

OWNER - the Contract Owner and/or any Joint Owner.

PAYEE - the person or entity you designate to receive Annuity Payments during the Payout Phase. An Owner or Annuitant can be the Payee but it is not required under the Contract. If you do not designate a Payee by the Income Date, we will make Annuity Payments to the Contract Owner. The Contract Owner can change the Payee at any time.

PAYOUT PHASE - the phase your Contract is in once Annuity Payments begin.

PURCHASE PAYMENT - the money you put in the Contract.

QUALIFIED CONTRACT - a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(k) and H.R. 10 plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA, 403(b), or "90-24 transfer" contracts). Currently we issue Qualified Contracts which include but may not be limited to Roth IRAs, Traditional IRAs, Simplified Employee Pension (SEP) IRAs and TSA, 403(b) transfer Contracts ("90-24 transfers").

SEPARATE ACCOUNT - Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

SEPARATE ACCOUNT VALUE - the portion of your Contract Value that is in the subaccounts of the Separate Account during the Accumulation Phase. We calculate the Separate Account Value by multiplying the Accumulation Unit value in each subaccount by the number of Accumulation Units for each subaccount and then adding those results together.

SERVICE CENTER - The USAllianz Service Center. Our Service Center address and phone number are listed at the back of this prospectus.

TRUE UP - if your Contract includes Living Guarantees, on the fifth and subsequent Contract Anniversaries we will compare your Contract Value to the GPV/GAV established five years ago adjusted for any partial withdrawals made in the last five Contract Years. If your Contract Value on these occasions is less than this amount, we will credit your Contract with an amount equal to that difference. We will allocate this credit to your Investment Options in proportion to the amount of Separate Account Value in each of the Investment Options on the date of allocation. The application of this credit is called a True Up.

14. TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                                                                                    Page
     Allianz Life................................................................................     2
     Experts.....................................................................................     2
     Legal Opinions..............................................................................     2
     Distributor.................................................................................     2
     Reduction or Elimination of the
        Withdrawal Charge........................................................................     3
     Federal Tax Status..........................................................................     3
        General..................................................................................     3
        Diversification..........................................................................     4
        Contract Owner Control...................................................................     4
        Contracts Owned by Other Than Natural Persons............................................     4
        Income Tax Withholding...................................................................     5
        Required Distributions...................................................................     5
        Qualified Contracts......................................................................     5
     Guaranteed Principal Value (GPV) and Guaranteed Account Value (GAV) Transfers...............     6
     Annuity Provisions..........................................................................     7
        Annuity Units/Calculating Annuity Payments...............................................     7
     Mortality and Expense Risk Guarantee........................................................     8
     Financial Statements........................................................................     8

15. PRIVACY NOTICE
--------------------------------------------------------------------------------

A NOTICE ABOUT YOUR NONPUBLIC FINANCIAL AND HEALTH INFORMATION (FEBRUARY 2005)

PRIVACY NOTICE REVISIONS

We have amended the "Confidentiality and security of your information" section. This section has been expanded to include additional details on our safeguarding policies. We also amended the "Access and/or correction to your information" section to be applicable to customers in all states.

WE CARE ABOUT YOUR PRIVACY!

This notice is required by federal and state privacy laws. It describes the privacy policy of Allianz Life and its family of companies listed below. Your privacy is a high priority for us. It will be treated with the highest degree of confidentiality. We need to collect certain information from you so that we can provide insurance products to you. We are committed to maintaining the privacy of this information in accordance with law. All persons with access to this information must follow this policy.

WE COLLECT THE FOLLOWING INFORMATION:

o INFORMATION FROM YOU--received from our insurance and annuity applications, claim forms or other forms. Examples are your name, address, and date of birth;
o INFORMATION ABOUT YOUR TRANSACTIONS WITH US--examples are: your account balances, and your payment history;
o INFORMATION FROM THIRD PARTIES--from consumer reporting agencies; examples are: credit reports, and employment data.

WE MAY DISCLOSE THE FOLLOWING INFORMATION:

We disclose information such as your name, address, and policy information:

o TO OUR SERVICE PROVIDERS--SUCH AS PERSONS WHO collect premiums, investigate claims, and administer benefits;
o AS PERMITTED BY LAW--EXAMPLES ARE: to government regulators, to law enforcement agencies, and related to court orders;
o OTHER CIRCUMSTANCES--EXAMPLES ARE: to consumer reporting agencies to obtain underwriting information, to medical professionals to process your claim, to your insurance agent so he or she can perform services for you.

CONFIDENTIALITY AND SECURITY OF YOUR INFORMATION:

o We protect your information. The only persons who have access to your information are those who must have it to provide our products and services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.
o    We do not sell your information to others.

INFORMATION ABOUT OUR FORMER CUSTOMERS:

Information about our former customers is retained by us on a secure basis. If any disclosure of your information is made, it would be as described in this notice. We do not disclose any information about our former customers except as allowed or required by law.

ACCESS AND/OR CORRECTION OF YOUR INFORMATION:

You have a right to access and request correction of your information that is retained by us.

NOTIFICATION OF CHANGE:

If we revise our privacy practices in the future, we will notify you prior to the changes.

ALLIANZ LIFE(R) CONTACT INFORMATION:

 If you have any questions or concerns about our privacy policies or procedures, please write or call:

CORPORATE COMPLIANCE DEPARTMENT
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
PO BOX 1344
MINNEAPOLIS, MN 55440-1344
800/328-5600
WWW.ALLIANZLIFE.COM

ALLIANZ LIFE FAMILY OF COMPANIES:

o  Allianz Life Insurance Company of North America
o  USAllianz Investor Services, LLC(R)
o  Allianz Individual Insurance Group, LLC



                                                               M40018 (R-2/2005)

APPENDIX A - ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table  describes in detail the annual  expenses for each of the  Investment
Options.  We show the expenses as a percentage of an Investment Option's average daily net assets for the most recent  calendar  year.  Except for the USAZ Funds and the PIMCO VIT portfolios,  neither the variable Investment Options nor their advisers are affiliated with Allianz Life.
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                                                          ANNUAL OPERATING EXPENSES BEFORE FEE WAIVERS
                                                                   OR EXPENSE REIMBURSEMENTS                          TOTAL ANNUAL
                                                                                                                        OPERATING
                                                                                                         AMOUNT OF       EXPENSES
                                                                                                        CONTRACTUAL       AFTER
                                                                                                        FEE WAIVERS    CONTRACTUAL
VARIABLE INVESTMENT OPTION                                                                                  AND        FEE WAIVERS
                                                                                                       REIMBURSEMENTS   OR EXPENSE
                                                                                                                      REIMBURSEMENTS
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                                                                      RULE
                                                         MANAGEMENT   12B-1    SERVICE  OTHER
                                                            FEES      FEES*     FEES   EXPENSES  TOTAL
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
USAZ AIM Basic Value Fund (1)                                .75%       .25%     --       .20%    1.20%        --            1.20%
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USAZ AIM International Equity Fund (1)                       .90        .25      --       .64     1.79         .34           1.45
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Davis VA Financial Portfolio (8)                             .75        --       --       .10      .85         --             .85
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USAZ Davis NY Venture Fund - Class 1 (1), (9), (10)          .75        --       --       .20      .95         --             .95
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USAZ Davis NY Venture Fund - Class 2 (1), (9)                .75        .25      --       .20     1.20         --            1.20
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Dreyfus IP Small Cap Stock Index Portfolio - Service         .35        .25      --       --       .60         --             .60
Shares
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Dreyfus Stock Index Fund - Service Shares                    .25        .25      --       .01      .51         --             .51
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USAZ Dreyfus Founders Equity Growth Fund (1)                 .81        .25      --       .20     1.26         .06           1.20
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USAZ Dreyfus Premier Small Cap Value Fund - Class 1          .90        --       --       .36     1.26         .16           1.10
(1), (9), (10)
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USAZ Dreyfus Premier Small Cap Value Fund - Class 2          .90        .25      --       .36     1.51         .16           1.35
(1), (9)
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Franklin Global Communications Securities Fund - Class       .58        .25      --       .06      .89         --             .89
2 (2), (3)
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Franklin Growth and Income Securities Fund - Class 2         .49        .25      --       .03      .77         --             .77
(2), (3)
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Franklin High Income Fund - Class 2 (2), (3)                 .56        .25      --       .06      .87         --             .87
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Franklin Income Securities Fund - Class 2 (2), (3)           .47        .25      --       .02      .74         --             .74
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Franklin Large Cap Growth Securities Fund - Class 2          .75        .25      --       .04     1.04         --            1.04
(2), (3)
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Franklin Real Estate Fund - Class 2 (2), (3)                 .48        .25      --       .02      .75         --             .75
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Franklin Rising Dividends Securities Fund - Class 2          .68        .25      --       .03      .96         .02            .94
(2), (3), (4)
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Franklin Small-Mid Cap Growth Securities Fund - Class 2      .48        .25      --       .29     1.02         .03            .99
(2), (4)
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Franklin U.S. Government Fund - Class 2 (2), (3)             .49        .25      --       .05      .79         --             .79
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Franklin Zero Coupon Fund 2005 - Class 1 (3)                 .62        --       --       .05      .67         --             .67
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Franklin Zero Coupon Fund 2010 - Class 1 (3)                 .62        --       --       .06      .68         --             .68
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Mutual Discovery Securities Fund - Class 2 (2)               .80        .25      --       .21     1.26         --            1.26
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Mutual Shares Securities Fund - Class 2 (2)                  .60        .25      --       .15     1.00         --            1.00
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Templeton Developing Markets Securities Fund - Class 2      1.25        .25      --       .29     1.79         --            1.79
(2)
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Templeton Foreign Securities Fund - Class 2 (2), (4)         .68        .25      --       .19     1.12         .05           1.07
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Templeton Growth Securities Fund - Class 2 (2), (3)          .79        .25      --       .07     1.11         --            1.11
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USAZ Franklin Small Cap Value Fund (1)                       .75        .25      --       .23     1.23         --            1.23
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Jennison 20/20 Focus Portfolio - Class 2 (8)                 .75        .25      --       .28     1.28         --            1.28
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SP Strategic Partners Focused Growth Portfolio - Class       .90        .25      --       .53     1.68         --            1.68
2 (5), (8)
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SP William Blair International Growth Portfolio - Class      .85        .25      --       .32     1.42         --            1.42
2 (8)
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USAZ Jennison 20/20 Focus Fund (1), (7)                      .80        .25      --       .30     1.35         .15           1.20
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USAZ Jennison Growth Fund (1), (7)                           .80        .25      --       .30     1.35         .15           1.20
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USAZ Legg Mason Growth Fund (1)                              .85        .25      --       .25     1.35         .05           1.30
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USAZ Legg Mason Value Fund (1)                               .75        .25      --       .20     1.20         --            1.20
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Oppenheimer High Income Fund/VA (8)                          .72        --       --       .03      .75         --             .75
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USAZ Oppenheimer Emerging Growth Fund (1)                    .85        .25      --       .25     1.35         --            1.35
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USAZ Oppenheimer Emerging Technologies Fund (1)              .84        .25      --       .26     1.35         --            1.35
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USAZ Oppenheimer Global Fund - Class 1 (1), (9), (10)        .90        --       --       .36     1.26         .06           1.20
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USAZ Oppenheimer Global Fund - Class 2 (1), (9)              .90        .25      --       .36     1.51         .06           1.45
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USAZ Oppenheimer International Growth Fund (1)               .88        .25      --       .64     1.77         .32           1.45
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USAZ Oppenheimer Main Street Fund - Class 1 (1), (9),        .80        --       --       .24     1.04         .09            .95
(10)
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USAZ Oppenheimer Main Street Fund - Class 2 (1), (9)         .80        .25      --       .24     1.29         .09           1.20
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PIMCO VIT All Asset Portfolio - Admin. Class (6), (8)        .20        -       .15       .88     1.23         .03           1.20
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PIMCO VIT Commodity Portfolio - Admin. Class (7) , (8)       .49        -       .15       .94     1.58         .68            .90
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PIMCO VIT Emerging Markets Bond Portfolio - Admin.           .45        -       .15       .41     1.01         -             1.01
Class (7) , (8)
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PIMCO VIT Global Bond Portfolio - Admin. Class (7) , (8)     .25        -       .15       .50      .90         -              .90
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PIMCO VIT High Yield Portfolio - Admin. Class (8)            .25        -       .15       .35      .75         -              .75
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PIMCO VIT Real Return Portfolio - Admin. Class (8)           .25        -       .15       .25      .65         -              .65
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PIMCO VIT StocksPLUS Growth and Income Portfolio -           .40        -       .15       .10      .65         -              .65
Admin. Class (8)
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PIMCO VIT Total Return Portfolio - Admin. Class (8)          .25        -       .15       .25      .65         -              .65
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USAZ PEA Renaissance Fund (1)                                .75        .25      --       .30     1.30         --            1.30
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USAZ PEA Value Fund (1)                                      .75        .25      --       .20     1.20         --            1.20
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USAZ Salomon Brothers Large Cap Growth Fund (1)              .80        .25      --       .20     1.25         .05           1.20
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USAZ Salomon Brothers Small Cap Growth Fund (1), (7)         .85        .25      --       .30     1.40         .05           1.35
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USAZ Money Market Fund (1)                                   .35        .25      --       .18      .78         --             .78
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USAZ Van Kampen Aggressive Growth Fund (1)                   .90        .25      --       .21     1.36         .06           1.30
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USAZ Van Kampen Comstock Fund (1)                            .76        .25      --       .19     1.20         --            1.20
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USAZ Van Kampen Emerging Growth Fund (1)                     .85        .25      --       .20     1.30         .10           1.20
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USAZ Van Kampen Equity and Income Fund (1)                   .75        .25      --       .22     1.22         .02           1.20
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USAZ Van Kampen Global Franchise Fund (1)                    .95        .25      --       .28     1.48         .03           1.45
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USAZ Van Kampen Growth and Income Fund (1)                   .76        .25      --       .20     1.21         .01           1.20
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USAZ Van Kampen Mid-Cap Growth Fund (1)                      .85        .25      --       .22     1.32         .02           1.30
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
* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, USAllianz Investor Services, LLC, will receive 12b-1 fees, except for those classes of shares that do not pay a 12b-1 fee, as identified in footnote (9).

(1) USAllianz Advisers, LLC ("USAZ"), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses to the "after waiver" amount listed above through May 1, 2006. The Investment Option is authorized to reimburse USAZ for management fees previously waived and/or for the cost of Other Expenses paid by USAZ provided that such reimbursement will not cause the Investment Option to exceed the expense limitation noted above. The Investment Option's ability to reimburse USAZ in this manner only applies to fees paid or reimbursement made by USAZ within the previous three years.

(2) While the maximum amount payable under the Fund's class Rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

(3)  The Fund administration fee is paid indirectly through the management fee.

(4) For the Franklin Rising Dividends, Franklin Small-Mid Cap Growth Securities and Templeton Foreign Securities Funds, the managers have agreed in advance to make estimated reductions of 0.02%, 0.03%, 0.04% and 0.05%, respectively, in their fees to reflect reduced services resulting from the Investment Options' investment in a Franklin Templeton money fund for cash management. The reduction is not voluntary and is required by the Investment Options' Board of Trustees and an exemptive order of the Securities and Exchange Commission.

(5)  The investment  adviser  voluntarily  agreed to reimburse  "other expenses"
     that  exceeded  1.41%  for  the  year  ended   December  31,  2004.   These
     reimbursements are voluntary and may be terminated at any time.

(6) PIMCO has contractually agreed, for the Portfolio's current calendar year (12/31), to reduce total annual operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets for the PIMCO VIT All Asset Portfolio. Under the Expense Limitation Agreement, which renews annually for a full calendar year unless terminated by PIMCO upon at least 30 days' notice prior to calendar year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. PIMCO has elected to continue the Expense Limitation Agreement for the calendar year ending 12/31/2005.

(7) The USAZ Jennison 20/20 Focus Fund, USAZ Jennison Growth Fund, PIMCO VIT Commodity Portfolio, PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Global Bond Portfolio and the USAZ Salomon Brothers Small Cap Growth Fund commenced operations as of April 29, 2005. The expenses shown above for these variable Investment Options are estimated for the current calendar year.

(8) We may enter into certain arrangements under which we, or our affiliate USAllianz Investor Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options' advisers, distributors and/or affiliates for the administrative services and benefits which we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options of other investment portfolios from contracts that we issue or administer. Some advisers may pay us more or less than others, however, the maximum fee that we currently receive is 0.25% of the average aggregate amount invested by us in the Investment Options on a monthly basis.

(9) The USAZ Davis NY Venture Fund, USAZ Dreyfus Premier Small Cap Value Fund, USAZ Oppenheimer Global Fund, and the USAZ Oppenheimer Main Street Fund each have Class 1 shares and Class 2 shares. Class 2 shares of each Fund pay a 12b-1 fee of up to 0.25% of its average daily assets. Class 1 shares do not pay a 12b-1 fee.

(10) Not currently available.

This table describes in detail the annual expenses for each of the USAZ FusionPortfolios. We show the expenses as a percentage of an Investment Option's average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contract for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the USAZ FusionPortfolios, and the USAZ FusionPortfolios do not pay services fees for 12b-1 fees. The underlying funds of the USAZ FusionPortfolios may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

  ----------------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION           ANNUAL INVESTMENT OPTION OPERATING      AMOUNT OF     INVESTMENT    UNDERLYING TOTAL ANNUAL
                                                                                               OPTION                  OPERATING
                                                                                              OPERATING                 EXPENSES
                                                                                           EXPENSES AFTER  FUND          AFTER
                                                                              CONTRACTUAL    CONTRACTUAL   EXPENSES   CONTRACTUAL
                                                                              FEE WAIVERS    FEE WAIVERS   AND        FEE WAIVERS
                                     EXPENSES BEFORE FEE WAIVERS OR EXPENSE       AND            AND       12B-1       OR EXPENSE
                                                 REIMBURSEMENTS              REIMBURSEMENTSREIMBURSEMENTS   FEES**   REIMBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
                                     MANAGEMENT  RULE  OTHER      TOTAL
                                                 12B-1            OPERATING
                                        FEES     FEES*  EXPENSES   EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
  USAZ Fusion Balanced Fund (1),      .20%         --      .30%      .50%         .15%          .35%         1.20%        1.55%
  (2), (3)
  ----------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
  USAZ Fusion Growth Fund (1), (2),       .20%     --      .30%      .50%         .15%          .35%         1.20%        1.55%
  (3)
  ----------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------
  USAZ Fusion Moderate Fund (1),          .20%     --      .30%      .50%         .15%          .35%         1.20%        1.55%
  (2), (3)
  ----------------------------------------------------------------------------------------------------------------------------------

* The 12b-1 fees cover certain distribution and shareholder support services provided by the companies selling Contracts. Our principal underwriter, USAllianz Investor Services, LLC, will receive 12b-1 fees.

** These expenses include an arithmetic average of the expenses and 12b-1 fees of the underlying funds.

(1) USAllianz Advisers, LLC ("USAZ"), the Investment Option's investment adviser, and the Investment Option have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.35% through at least May 1, 2006. The operating expenses covered by the expense limitation include fees deducted from Fund assets such as audit fees and payments to outside trustees. The Investment Option is authorized to reimburse USAZ for management fees previously waived and/or for the cost of Other Expenses paid by USAZ provided that such reimbursement will not cause the Investment Option to exceed the expense limitations in the agreement. The Manager may request and receive reimbursement of fees waived or limited and other reimbursements made by the Manager. Any reimbursement to the Manager must be made not more than three years from the calendar year in which the corresponding reimbursement to the Investment Option was made.

(2) The Investment Option commenced operations as of April 29, 2005. The expenses shown above for the variable Investment Option are estimated for the current calendar year.

(3) Persons with Contract Value allocated to the USAZ FusionPortfolios will also indirectly pay the expenses of the underlying funds. The underlying fund fees and expenses of 1.20% after contractual fee waivers and reimbursements are an estimate computed by determining the arithmetic average of the expense ratios of the underlying funds that are available for each Investment Option to purchase. The USAZ FusionPortfolios, at the discretion of the Manager, may assign larger weightings to certain funds and may invest in underlying funds not included in this calculation. The range of fees for the underlying funds before contractual fee waivers and reimbursements of the Fund is from 0.65% to 1.45%.

     These expenses will vary, depending upon the allocation of assets to individual underlying funds. In addition, it can be expected that underlying funds may be added or deleted as investments, with a resulting change in expenses.

     The investment advisers to the underlying funds or their affiliates may pay "service fees" to the Company or its affiliates for providing customer service and other administrative services to Contract purchasers. The amount of such fees may vary by underlying fund. The underlying funds may also pay Rule 12b-1 distribution fees to the distributor of the Contracts. The underlying funds do not pay service fees or 12b-1 fees to the USAZ FusionPortfolios, and the Portfolios do not pay service fees or 12b-1 fees.

APPENDIX B - ILLUSTRATIONS BASED ON THE S&P 500(R)
--------------------------------------------------------------------------------


     HYPOTHETICAL ILLUSTRATIONS OF THE FUNCTIONING OF THE LIVING GUARANTEES

BASED ON THE PERFORMANCE OF THE STANDARD & POOR'S(R) 500 COMPOSITE PRICE INDEX (S&P 500(R))

As described elsewhere in this prospectus, the Contract is designed to offer the opportunity to participate in the market through investment in the variable Investment Options, with certain Living Guarantees providing a level of protection in the event that the market declines. The Living Guarantees provided by the Contract include the Guaranteed Withdrawal Benefit (GWB) and either the Guaranteed Principal Value (GPV) Benefit or the Guaranteed Account Value (GAV) Benefit.

To help you understand how the Contract may perform in different market environments, the following tables and graphs compare the hypothetical returns of a Contract with Living Guarantees over several extended periods with the hypothetical returns of the same Contract without Living Guarantees. The tables and graphs show how much the Contract would hypothetically be worth, and how much the GPV or GAV Benefit would be at the end of each year based on the performance of S&P 500(R) if:

o the product were offered and you purchased the variable annuity for $100,000 on January 1 of the initial year in the period shown, and
o    the Contract is in the Accumulation Phase.

The illustrations show S&P 500(R) performance (without dividends) for successive ten-year periods beginning on January 1 of the years 1965, 1975, 1985 and 1995. A ten-year period is chosen as the most relevant time horizon of most annuity buyers. Also, a five-year period illustration ending in 2004 represents the most recent economic conditions.

As noted above, the illustrations show hypothetical Contract Value both with and without selection of the Living Guarantees for both the GPV Benefit and the GAV Benefit. As discussed in section 6, Guaranteed Values Under the Living Guarantees - GPV and GAV Transfers, we monitor the value of your Contract daily and systematically transfer amounts between the Fixed Period Accounts (FPAs) and your selected Investment Options to support the GPV or GAV Benefits. This means that your Contract Value has a level of protection from deterioration when the returns from your Investment Options are declining. This also means that you may not always be able to fully participate in any upside potential returns available from the Investment Options. The model we use for effecting GPV and GAV Transfers may be revised periodically resulting in modifications to the speed with which transfers occur and the amount that is transferred to and from the FPAs. Such changes could result in Contract Values and allocations to the FPAs being higher or lower than what is shown in the following illustrations. There are no additional fees or charges for selecting the Living Guarantees with the GPV Benefit. However, there is an additional M&E charge for selecting the guarantees provided by the GAV Benefit. For Contracts with Living Guarantees, the illustrations show the hypothetical movement of Contract Value in and out of the FPAs. These illustrations assume a credited rate of 3% for all FPAs of all durations, which in some states is the minimum guaranteed credited rate. In other states, the minimum guaranteed credited rate may be as low as 1%. For this reason, under some circumstances, the FPAs as illustrated may overstate returns. FPA interest rates remain fixed at the rates for the period of the illustration. Actual rates of interest credited to the FPAs depend on the interest rates in effect at the time of the transfer and subsequent interest rates declared effective for such money. Interest rates above the minimum are not guaranteed. Transfers and withdrawals out of the FPAs may be subject to a Market Value Adjustment (MVA), which may increase or decrease the value of your Contract and/or the amount of the withdrawal or transfer. However, MVAs are not reflected in the illustrations. If MVAs were reflected, the values shown in the illustration may be higher or lower.

Contract costs and expenses reflected in the illustrations are:

o A contract maintenance charge of $40. However, we waive this charge during the Accumulation Phase if the Contract Value at the time we are to deduct the charge is at least $75,000.
o The "Cash Surrender Value with Living Guarantees" column reflects deduction of the full withdrawal charge at the end of each Contract Year without reduction for the partial withdrawal privilege. The withdrawal charge starts at 8% in the first year after we receive a payment and declines to 0% after we have had your Purchase Payment for three full years. None of the other figures in the tables reflect the effect of withdrawals. If the effect of withdrawals had been included in these figures, returns would have been lower than what is shown. Withdrawals will reduce the Contract Value, the Available GPV or GAV, the GPV or GAV Value and the value of any income and death benefits. Withdrawals may also be subject to a 10% penalty tax and income taxes.
o A mortality and expense risk (M&E) charge of 1.85% for Contracts with the Enhanced Guaranteed Minimum Death Benefit and no Living Guarantees or Living Guarantees with the GPV Benefit.
o A mortality and expense risk (M&E) charge of 1.95% for Contracts with the Enhanced Guaranteed Minimum Death Benefit and Living Guarantees with the GAV Benefit.
o An Investment Option annual operating expense of 1.09%, which is the arithmetic average of the expenses of all the currently available Investment Options after fee waivers and/or expense reimbursements.

For more information about the costs and expenses of this Contract please see the Fee Tables and section 7, Expenses.

The "S&P 500(R) NET RETURN" is the annual end of the year return of the S&P 500(R) adjusted for all Contract and Investment Option charges, except the withdrawal charge. It also does not reflect the impact of premium taxes or income taxes or early withdrawal.

The "CONTRACT VALUE" reflects all Contract and Investment Option charges, but does not include the withdrawal charge. It also does not reflect the impact of premium taxes, income taxes or penalty taxes for early withdrawal. The Contract Value is calculated as of the end of the Contract Year.

The "CASH SURRENDER VALUE WITH LIVING GUARANTEES" reflects all of the expenses and charges assessed against Contract Value and also reflects any withdrawal charge (if applicable). It does not reflect the impact of premium taxes, income taxes or the 10% federal penalty tax for withdrawals prior to age 59 1/2. The Cash Surrender Value with Living Guarantees is calculated as of the end of the Contract Year.

The "AVAILABLE GPV OR GAV" represents the guarantee provided by the GPV or GAV Benefits that are vested and available after the five-year waiting period has elapsed. The GPV and GAV Benefits guarantee that beginning on your fifth Contract Anniversary (and on each subsequent Contract Anniversary until your Income Date or Contract termination), your Contract Value will be at least equal to the GPV or GAV established five years ago, reduced by the sum of all GPV or GAV adjusted partial withdrawals that you have made in the last five years. These figures are shown for the beginning of the Contract Year.

The "GPV AND GAV VALUE" is the initial GPV or GAV that is then re-established on each Contract Anniversary. The GPV or GAV Value becomes the Available GPV or GAV after the appropriate five-year waiting period, depending on when it was established. These figures are shown for the beginning of the Contract Year.

The "TRUE UP" represents the amounts we add to the Contract Value (the GPV or GAV credit) to True Up the Contract Value to equal the Available GPV or GAV (the GPV or GAV Value that is available after the five-year waiting period). The True Up occurs on the Contract Anniversary. For any given Contract Year, the Contract Value with the Living Guarantees plus the True Up will equal the Available GPV or GAV at the beginning of the next Contract Year. For example, in the GAV Benefit Illustration for January 1, 1965 to December 31, 1974 that follows, the Contract Value with Living Guarantees in Contract Year six, plus the True Up is equal to the Available GAV at the beginning of Contract Year seven.

THIS IS AN ILLUSTRATION NOT A CONTRACT. Past performance is not a guarantee of future results. No representation is made as to future performance. Investment returns and principal value will fluctuate with market conditions so that units, when redeemed, may be worth more or less than the original cost. Product and features may not be available in all states. All product guarantees are based on the claims paying ability of Allianz Life. You cannot invest directly in the S&P 500(R) Index.

The GPV or GAV Benefit is reset at the request of the Contract Owner. Resets are not included in these illustrations. The effect of a reset would be the same whether the Contract has the GPV or GAV Benefit. A reset:

o cancels any Available GPV or GAV and True Up that would have applied any time between the reset date and the Contract Anniversary that occurs five years on or after the reset date;
o sets the GPV or GAV Value to be at least equal to the Contract Value with Living Guarantees on the reset date; and
o allocates 100% of the Contract Value with Living Guarantees to the Investment Choices according to your most recent allocation instructions, unless you instruct us otherwise.

If GPV or GAV resets were included in these illustrations there would be fewer True Ups made to the Contract than what is shown. Values may be higher or lower than what is shown depending on when the reset occurs.

The illustration information shown is hypothetical and is not representative of actual Contract returns. Hypothetical information is shown from dates before the Contract was first offered for sale.

        GPV BENEFIT ILLUSTRATION FOR JANUARY 1, 1965 TO DECEMBER 31, 1974

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GPV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GPV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1         6.6%     $102,585     $94,585      $100,000        $0           68% / 32%       $106,610
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        -15.6%     $93,730     $86,730      $100,000        $0           48% / 52%       $90,006
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        16.7%     $102,752     $97,752      $100,000        $0           61% / 39%       $105,005
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4         4.9%     $106,152     $106,152     $100,000        $0           56% / 44%       $110,128
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        -13.9%    $101,363     $101,363     $100,000        $0           45% / 55%       $94,827
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -2.8%     $100,204     $100,204     $100,000     $100,000        42% / 58%       $92,208
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7         7.6%     $102,917     $102,917     $100,000     $100,000        49% / 51%       $99,238
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        11.5%     $110,040     $110,040     $100,000     $100,000        63% / 37%       $110,665
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        -19.7%    $101,482     $101,482     $100,000     $100,000        45% / 55%       $88,834
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -31.7%     $97,926     $97,926      $100,000     $100,000        38% / 62%       $60,609
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**               $2,074       $2,074
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

This was a period of market volatility and generally declining values. The hypothetical Contract with the GPV Benefit would have provided a buffer against this sort of market environment. On the tenth Contract Anniversary a $2,074 True
Up occurs and results in a Contract Value with Living Guarantees equal to the initial Purchase Payment of $100,000.






        GPV BENEFIT ILLUSTRATION FOR JANUARY 1, 1975 TO DECEMBER 31, 1984

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GPV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GPV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        27.8%     $127,804     $119,804     $100,000        $0           100% / 0%       $127,804
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        15.4%     $147,471     $140,471     $100,000        $0           100% / 0%       $147,471
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -14.0%    $126,780     $121,780     $100,000        $0           100% / 0%       $126,780
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        -1.8%     $124,467     $124,467     $100,000        $0           100% / 0%       $124,467
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5         9.1%     $135,796     $135,796     $100,000        $0           100% / 0%       $135,796
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        22.2%     $165,919     $165,919     $100,000     $100,000        100% / 0%       $165,919
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        -12.3%    $145,496     $145,496     $100,000     $100,000        100% / 0%       $145,496
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        11.5%     $162,205     $162,205     $100,000     $100,000        100% / 0%       $162,205
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        13.9%     $184,789     $184,789     $100,000     $100,000        100% / 0%       $184,789
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -2.2%     $180,724     $180,724     $100,000     $100,000        100% / 0%       $180,724
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

As the Contract Value rises in excess of the GPV Value, GPV Transfers to the FPAs become less likely and over ten years this hypothetical Contract with Living Guarantees and the GPV Benefit experiences no transfers to the FPAs.
Therefore, its performance exactly matches that of the same Contract without Living Guarantees and only one line of performance is visible on the chart above.




        GPV BENEFIT ILLUSTRATION FOR JANUARY 1, 1985 TO DECEMBER 31, 1994


             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GPV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GPV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        22.7%     $122,737     $114,737     $100,000        $0           100% / 0%       $122,737
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        11.3%     $136,665     $129,665     $100,000        $0           100% / 0%       $136,665
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -0.9%     $135,453     $130,453     $100,000        $0           100% / 0%       $135,453
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4         9.4%     $148,235     $148,235     $100,000        $0           100% / 0%       $148,235
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        23.6%     $183,245     $183,245     $100,000        $0           100% / 0%       $183,245
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -9.2%     $166,334     $166,334     $100,000     $100,000        100% / 0%       $166,334
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        22.7%     $204,094     $204,094     $100,000     $100,000        100% / 0%       $204,094
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8         1.5%     $207,116     $207,116     $100,000     $100,000        100% / 0%       $207,116
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9         4.0%     $215,396     $215,396     $100,000     $100,000        100% / 0%       $215,396
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -4.4%     $206,023     $206,023     $100,000     $100,000        100% / 0%       $206,023
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

Except for a one-day sharp decline, the market was generally up. Again this hypothetical Contract with the Living Guarantees and the GPV Benefit experiences no GPV Transfers to the FPAs and its performance matches that of the same
Contract without Living Guarantees. Therefore, only one line of performance is visible on the chart above.





        GPV BENEFIT ILLUSTRATION FOR JANUARY 1, 1995 TO DECEMBER 31, 2004

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GPV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GPV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        30.3%     $130,293     $122,293     $100,000        $0           100% / 0%       $130,293
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        16.1%     $151,291     $144,291     $100,000        $0           100% / 0%       $151,291
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        27.3%     $192,547     $187,547     $100,000        $0           100% / 0%       $192,547
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        23.1%     $236,934     $236,934     $100,000        $0           100% / 0%       $236,934
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        16.1%     $275,112     $275,112     $100,000        $0           100% / 0%       $275,112
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -13.5%    $237,931     $237,931     $100,000     $100,000        100% / 0%       $237,931
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        -15.5%    $200,986     $200,986     $100,000     $100,000        100% / 0%       $200,986
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        -25.6%    $149,621     $149,621     $100,000     $100,000        100% / 0%       $149,621
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        22.8%     $183,694     $183,694     $100,000     $100,000        100% / 0%       $183,694
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10         4.9%     $192,641     $192,641     $100,000     $100,000        100% / 0%       $192,641
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

The market was  substantially up, and then dramatically down during this period.
As the Contract Value rises in excess of the GPV Value, GPV Transfers to the FPAs become less and less likely, even during the dramatic decline in Contract
Years six through eight. This hypothetical Contract with the Living Guarantees and the GPV Benefit experiences no GPV Transfers to the FPAs and its performance matches exactly that of the same Contract without Living Guarantees. Therefore, there is only one line of performance visible on the chart above.







        GPV BENEFIT ILLUSTRATION FOR JANUARY 1, 2000 TO DECEMBER 31, 2004

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GPV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GPV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        -13.5%     $91,009     $83,009      $100,000        $0           48% / 52%       $86,492
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        -15.5%     $85,538     $78,538      $100,000        $0           10% / 90%       $73,022
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -25.6%     $85,673     $80,673      $100,000        $0           8% / 92%        $54,320
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        22.8%      $89,497     $89,497      $100,000        $0           9% / 91%        $66,650
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5         4.9%      $92,327     $92,327      $100,000        $0           0% / 100%       $69,856
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**               $7,673       $7,673
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

This  was a  period  of  generally  declining  markets.  On the  fifth  Contract
Anniversary a $7,673 True Up to the GPV Value that was established at Contract issue results in a Contract Value with Living Guarantees of $100,000. The same
Contract without Living Guarantees would have experienced a loss of principal over this period.







        GAV BENEFIT ILLUSTRATION FOR JANUARY 1, 1965 TO DECEMBER 31, 1974

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GAV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GAV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1         6.5%     $102,501     $94,501      $100,000        $0           67% / 33%       $106,610
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        -15.7%     $93,626     $86,626      $102,501        $0           48% / 52%       $90,006
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        16.6%     $102,533     $97,533      $102,501        $0           61% / 39%       $105,005
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4         4.8%     $105,884     $105,884     $102,533        $0           61% / 39%       $110,128
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        -14.0%    $101,194     $101,194     $105,884        $0           39% / 61%       $94,827
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -2.9%     $101,887     $101,887     $105,884     $100,000        40% / 60%       $92,208
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**                $614         $614
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7         7.5%     $105,252     $105,252     $105,884     $102,501        48% / 52%       $99,238
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        11.4%     $112,519     $112,519     $105,884     $102,501        57% / 43%       $110,665
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        -19.8%    $106,109     $106,109     $112,519     $102,533        42% / 58%       $88,834
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -31.8%    $103,268     $103,268     $112,519     $105,884        42% / 58%       $60,609
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**               $2,616       $2,616
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

This was a period of market volatility and generally declining values. The hypothetical Contract with the Living Guarantees and the GAV Benefit experiences two True Ups of the Contract Value to the GAV Value, on the sixth and tenth
Contract Anniversaries. After the second True Up, the Contract Value with Living
Guarantees matches the GAV Value of $105,884, established on the fourth Contract
Anniversary (or the beginning of the fifth Contract Year) and locked in again on the fifth Contract Anniversary.





        GAV BENEFIT ILLUSTRATION FOR JANUARY 1, 1975 TO DECEMBER 31, 1984
             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GAV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GAV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        27.7%     $127,681     $119,681     $100,000        $0           100% / 0%       $127,804
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        15.3%     $147,185     $140,185     $127,681        $0           100% / 0%       $147,471
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -14.1%    $133,457     $128,457     $147,185        $0           48% / 52%       $126,780
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        -1.9%     $132,684     $132,684     $147,185        $0           32% / 68%       $124,467
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5         9.0%     $137,365     $137,365     $147,185        $0           26% / 74%       $135,796
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        22.1%     $144,827     $144,827     $147,185     $100,000        38% / 62%       $165,919
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        -12.4%    $145,341     $145,341     $147,185     $127,681        39% / 61%       $145,496
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**               $1,844       $1,844
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        11.4%     $149,013     $149,013     $147,185     $147,185        45% / 55%       $162,205
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        13.8%     $159,340     $159,340     $149,013     $147,185        61% / 39%       $184,789
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -2.3%     $156,453     $156,453     $159,340     $147,185        56% / 44%       $180,724
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

The first GAV Transfer to the FPAs occurs during the third Contract Year, as the Contract Value with Living Guarantees falls below the GAV Value of $147,185 established at the second Contract Anniversary (or the beginning of the third
Contract Year). The FPAs help to dampen the effect of market fluctuations from that point on. There are also reallocations of Contract Value back into the variable Investment Options at the end of the sixth, seventh, eighth and ninth
Contract Years.





        GAV BENEFIT ILLUSTRATION FOR JANUARY 1, 1985 TO DECEMBER 31, 1994

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GAV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GAV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        22.6%     $122,618     $114,618     $100,000        $0           100% / 0%       $122,737
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        11.2%     $136,400     $129,400     $122,618        $0           100% / 0%       $136,665
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -1.0%     $127,878     $122,878     $136,400        $0           58% / 42%       $135,453
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4         9.3%     $135,884     $135,884     $136,400        $0           61% / 39%       $148,235
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        23.5%     $156,700     $156,700     $136,400        $0           65% / 35%       $183,245
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -9.3%     $148,377     $148,377     $156,700     $100,000        59% / 41%       $166,334
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        22.6%     $168,830     $168,830     $156,700     $122,618        65% / 35%       $204,094
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8         1.4%     $172,122     $172,122     $168,830     $136,400        65% / 35%       $207,116
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9         3.9%     $178,283     $178,283     $172,122     $136,400        65% / 35%       $215,396
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10        -4.4%     $174,986     $174,986     $178,283     $136,400        58% / 42%       $206,023
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

Except for a one-day sharp decline, the market was generally up and the Contract without Living Guarantees benefited from full participation in the market.
However, because of the fees associated with the Living Guarantees, aggregate return for the Contract with Living Guarantees was lower. The GAV Benefit, on the other hand, helped balance the highs and lows, reducing volatility.





        GAV BENEFIT ILLUSTRATION FOR JANUARY 1, 1995 TO DECEMBER 31, 2004

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GAV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GAV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        30.2%     $130,167     $122,167     $100,000        $0           100% / 0%       $130,293
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        16.0%     $150,998     $143,998     $130,167        $0           100% / 0%       $151,291
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        27.1%     $191,987     $186,987     $150,998        $0           100% / 0%       $192,547
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        22.9%     $217,349     $217,349     $191,987        $0           65% / 35%       $236,934
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5        16.0%     $241,152     $241,152     $217,349        $0           65% / 35%       $275,112
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   6        -13.6%    $222,554     $222,554     $241,152     $100,000        56% / 44%       $237,931
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   7        -15.6%    $209,102     $209,102     $241,152     $130,167        15% / 85%       $200,986
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   8        -25.6%    $209,236     $209,236     $241,152     $150,998        5% / 95%        $149,621
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   9        22.7%     $217,569     $217,569     $241,152     $191,987        6% / 94%        $183,694
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                  10         4.8%     $224,323     $224,323     $241,152     $217,349        0% / 100%       $192,641
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**              $16,829      $16,829
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC:  THE TABLE ABOVE IS ALSO  REPRESENTED  HERE GRAPHICALLY IN THE PRINTED
PROSPECTUS IN THE FORM OF A LINE CHART.]

This  illustrates  how the  systematic  GAV Transfers  occurring with the Living
Guarantees dampens the effect of market volatility. With the Living Guarantees, on the tenth Contract Anniversary the Contract Value is guaranteed to be at least equal to the GAV Value of $241,152 established on the fifth Contract
Anniversary (or the beginning of Contract Year six).






        GAV BENEFIT ILLUSTRATION FOR JANUARY 1, 2000 TO DECEMBER 31, 2004

             -----------------------------------------------------------------------------------------------------------
             CONTRACT YEAR S&P        CONTRACT       CASH      GAV VALUE*   AVAILABLE     % OF CONTRACT      CONTRACT
                                                  SURRENDER                                                   VALUE
                           500(R)      VALUE WITH   VALUE WITH                            VALUE WITH LIVING    WITHOUT
                           NET         LIVING       LIVING                                GUARANTEES IN       LIVING
                            RETURN   GUARANTEES   GUARANTEES                   GAV*       VARIABLE/FIXED    GUARANTEES
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                 Issue                $100,000     $92,000      $100,000                     100% / 0%       $100,000
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   1        -13.6%     $90,962     $82,962      $100,000        $0           48% / 52%       $86,492
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   2        -15.6%     $85,483     $78,483      $100,000        $0           10% / 90%       $73,022
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   3        -25.6%     $85,660     $80,660      $100,000        $0           7% / 93%        $54,320
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   4        22.7%      $89,449     $89,449      $100,000        $0           8% / 92%        $66,650
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
                   5         4.8%      $92,267     $92,267      $100,000        $0           0% / 100%       $69,856
             -----------------------------------------------------------------------------------------------------------
             -----------------------------------------------------------------------------------------------------------
               True Up**               $7,733       $7,733
             -----------------------------------------------------------------------------------------------------------

*These values are shown as of the beginning of the Contract Year. All other values are shown as of the end of the Contract Year. **True Ups occur on the first day of the next Contract Year.

[GRAPHIC: THE TABLE ABOVE IS ALSO REPRESENTED HERE GRAPHICALLY IN THE PRINTED PROSPECTUS IN THE FORM OF A LINE CHART.]

This was a period of generally declining markets. The Contract Value with Living Guarantees at the end of the fifth Contract Year is $92,267, which is less than the GAV Value of $100,000 established at Contract issue. This results in a True Up of $7,733 to the Contract Value with Living Guarantees on the fifth Contract Anniversary. The same Contract without Living Guarantees would have experienced a loss of principal over this period.

A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the phone number or address listed below. The table of contents of the SAI appears before the Privacy Notice in this prospectus.

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your registered representative. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the variable Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can also review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 942-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC's website. If you do not have access to the website you can get copies of information from the website upon payment of a duplication fee by writing to:

     PUBLIC REFERENCE SECTION OF THE COMMISSION
     450 Fifth Street NW
     Washington, DC 20549-0102

You can contact us at:

     ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
     5701 Golden Hills Drive
     Minneapolis, MN  55416
     (800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service
Center:

     USALLIANZ SERVICE CENTER
     P.O. Box 1122
     Southeastern, PA 19398-1122
    (800) 624-0197

                        STATEMENT OF ADDITIONAL INFORMATION

                            USALLIANZ HIGH FIVE(R) L
                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       VARIABLE DEFERRED ANNUITY CONTRACT
                                    issued by
            ALLIANZ LIFE(R) VARIABLE ACCOUNT B (the Separate Account)
                                       and
   ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Allianz Life, we, us, our)

                                 April 29, 2005

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract's prospectus, call or write us at:

                 Allianz Life Insurance Company of North America
                             5701 Golden Hills Drive
                              Minneapolis, MN 55416
                                 (800) 624-0197

                Table of Contents
                                                                                                      Page
                Allianz Life........................................................................    2
                Experts.............................................................................    2
                Legal Opinions......................................................................    2
                Distributor.........................................................................    2
                Reduction or Elimination of the
                    Withdrawal Charge...............................................................    3
                Federal Tax Status..................................................................    3
                    General.........................................................................    3
                    Diversification.................................................................    4
                    Contract Owner Control..........................................................    4
                    Contracts Owned by Other Than Natural Persons...................................    4
                    Income Tax Withholding..........................................................    5
                    Required Distributions..........................................................    5
                    Qualified Contracts.............................................................    5
                Guaranteed Principal Value (GPV) and Guaranteed Account Value (GAV) Transfers.......    6
                Annuity Provisions..................................................................    7
                    Annuity Units/Calculating Annuity Payments......................................    7
                Mortality and Expense Risk Guarantee................................................    8
                Financial Statements................................................................    8

                                                               HIGHFIVELSAI-0505

Allianz Life
--------------------------------------------------------------------------------

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc.
(AZOA), which is a financial holding company. AZOA is a subsidiary of Allianz Versicherungs-AG Holding (Allianz AG), which is a provider of integrated financial services. Allianz AG is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities, and group life, accident and health insurance.

Allianz Life does not have a separate custodian for the assets, for example, mutual fund shares, owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Experts
--------------------------------------------------------------------------------

The financial statements of Allianz Life Variable Account B as of and for the year ended December 31, 2004 and the consolidated financial statements of Allianz Life as of December 31, 2004 and 2003 (restated) and for each of the years in the three years ended December 31, 2004 included in this SAI have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report included in this SAI and are included herein in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, MN.

As described in note 2 to the consolidated financial statements of Allianz Life, the 2003 consolidated financial statements have been restated.

As described in note 1 to the consolidated financial statements of Allianz Life, Allianz Life changed its method of accounting for goodwill in 2002 and its method of accounting for non-traditional long-duration insurance contracts in 2004.

Legal Opinions
--------------------------------------------------------------------------------

Stewart D. Gregg, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
--------------------------------------------------------------------------------

USAllianz Investor Services, LLC (USAllianz), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. USAllianz does not sell the Contracts on a retail basis. Rather, USAllianz enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.


We pay commissions for sales of the Contracts. USAllianz passes through most of the commissions it receives to selling firms for their sales. No Contracts had been sold as of December 31, 2004, therefore, USAllianz has not provided information regarding sales compensation with respect to the Contracts.


We may fund USAllianz' operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the USAllianz' management team; and other expenses associated with the Contracts. We also pay for USAllianz' operating and other expenses, including overhead, legal and accounting fees.

As  described   above,   USAllianz   sells  its  Contracts   primarily   through
"wholesaling", in which USAllianz sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, USAllianz has agreements with approximately 1,200 retail broker/dealers to sell its Contracts. All of the broker/dealer firms except one is non-affiliated. As described in the prospectus, USAllianz may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, USAllianz makes marketing support payments to approximately 35-40 firms. These payments vary in amount. In 2004, the five firms receiving the largest payments are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

 -----------------------------------------------------------------------------
                 Firm Name                       2004 Marketing Support Paid
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
             AIG Advisor Group                             $833,739
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
        National Planning Holdings                         $635,269
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
     Raymond James Financial Services                      $431,997
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
           H D Vest Investments                            $423,699
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
          Securities America Inc.                          $227,440
 -----------------------------------------------------------------------------

Reduction or Elimination of the Withdrawal Charge
--------------------------------------------------------------------------------

We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:

o    the size of the group;
o the total amount of Purchase Payments expected to be received from the group;
o the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Contract Owners will continue to hold the Contracts for a certain period of time);
o the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
o any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed.

We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

Federal Tax Status
--------------------------------------------------------------------------------

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. General

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. A Contract Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments under the selected Annuity Option. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as this Contract meets the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as this Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

o no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;
o no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;
o no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and
o no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that all Investment  Options  underlying the Contracts will be managed
by  the  investment   advisers  in  such  a  manner  as  to  comply  with  these diversification requirements.

Contract Owner Control

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Contract Owner if the Owner is a non-natural person, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by qualified retirement plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Income Tax Withholding

All distributions or the portion thereof which is included in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain  distributions  from  retirement  plans  qualified  under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

o a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of 10 years or more; or
o    distributions which are required minimum distributions; or
o the portion of the distributions not includible in gross income (for example, returns of after-tax contributions); or
o    hardship withdrawals.

Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Required Distributions

In order to be treated as an annuity  contract for federal  income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a Contract Owner. Specifically, Section 72(s) requires that:

o if any Owner dies on or after the Income Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
o if any Owner dies prior to the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Contract Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person, then the death or change of an Annuitant is treated as the death of the Contract Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Qualified Contracts

The Contract is designed to be suitable for use under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Contract Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. These annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, 20% of the taxable amount must by law be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information see prospectus section 8, Taxes - Distributions - Qualified Contracts.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans. For more information see prospectus section 8, Taxes - Distributions - Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may chose not to allow pension or profit-sharing plans to purchase this Contract.


Guaranteed Principal Value (GPV) and Guaranteed Account Value (GAV) Transfers
--------------------------------------------------------------------------------

When you purchase a Contract, you can invest all your money in the Investment Options. Generally, GPV or GAV Transfers out of the Investment Options into the FPAs occur as the Contract Value falls relative to the level of guarantees provided by the benefit. For the GAV Benefit, a transfer to the FPAs generally first occurs when the Contract Value drops from its last high point by a cumulative amount of 1% to 4%. For the GPV Benefit, the level of guarantees is typically lower, and the first transfer to the FPAs generally occurs after a larger cumulative drop in Contract Value of 1% to 10%.

If the Contract Value continues to fall, more GPV or GAV Transfers to the FPAs will occur. For both the GPV and GAV Benefits, the initial amount of the GPV or GAV Transfer to the FPAs is typically between 39% and 44% of your Contract Value. For the GAV Benefit, subsequent transfer amounts to the FPAs typically range between 6% and 10% of your Contract Value. Since the GPV Benefit guarantees are typically lower, subsequent GPV Transfers to the FPAs are slightly smaller, typically between 5% and 9% of your Contract Value.

As the time remaining until application of the guarantees shortens, the frequency and amount of GPV or GAV Transfers to the FPAs will increase, particularly in poorly performing markets. Withdrawals you take may reduce the Contract Value relative to the GPV or GAV Benefit guarantees and may result in additional transfers to the FPAs. Purchase Payments you make may change the proportion of Fixed Account Value to the Separate Account Value and may also result in additional GPV or GAV Transfers to the FPAs. We do not expect to make more than four GPV or GAV Transfers to the FPAs per month. In the first two Contract Years, the Fixed Account Value cannot be more than 50% of your Purchase Payments immediately after any GPV or GAV Transfer to the FPAs.

To provide you with an example of the potential GPV or GAV Transfers, we modeled hypothetical Contracts issued on the 1st and the 15th of each month between January 1st, 1965 and December 15th, 1993, with each Contract terminating at the end of ten years. We used the return of the Standard & Poor's 500 Composite Price Index (S&P 500(R)), not including dividend income, as the hypothetical return on these Contracts. On average we would have made three GPV or GAV Transfers to the FPAs every Contract Year. There is a wide range in the amounts transferred from the Investment Options to the FPAs, depending on the modeled returns. For the GAV Benefit, the range was between 25% and 70% of the Contract Value in the first five Contract Years, and between 30% and 80% of the Contract Value in the remaining Contract Years. For the GPV Benefit, the range was between 15% and 75% of the Contract Value in the first five Contract Years, and between 5% and 75% of the Contract Value in the remaining Contract Years. Furthermore, 1 in 10 of the modeled Contracts with the GPV Benefit experienced no GPV Transfers into the FPAs at all.

We also would have made an average of two GPV or GAV Transfers out of the FPAs into the variable Investment Options every Contract Year. GPV or GAV Transfers out of the FPAs may be subject to a Market Value Adjustment (MVA), which may increase or decrease your Contract Value and/or the amount of the transfer. If you fully withdraw or completely transfer the Contract Value in the FPAs, the minimum value of the amount transferred or withdrawn after any MVA will be at least equal to the FPA Guaranteed Minimum Value. See section 5, Our General Account in the prospectus for more information on the FPAs, MVAs and the FPA Guaranteed Minimum Value.

It is important to note that this example is provided as an illustration. The S&P 500(R) returns are not indicative of the returns of any Investment Option and are not necessarily indicative of future results. Also, the numbers given above are averages. The actual systematic GPV or GAV Transfers made to or from the FPAs for your Contract may be more or less than indicated in the illustration. For an example of illustrations based on the S&P 500(R) please see Appendix B to the prospectus.

Annuity Provisions
--------------------------------------------------------------------------------

We base your monthly Annuity Payment upon:

o whether you select a fixed payout, variable payout, or a combination of both fixed and variable payouts;
o the adjusted Contract Value (Contract Value adjusted for any MVA, less any deduction we make for premium tax on the Income Date);
o    the Annuity Option you select;
o    the age of the Annuitant and any joint Annuitant; and
o    the sex of the Annuitant and joint Annuitant where allowed.

We guarantee fixed payouts as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you elect to receive any portion of your Annuity Payments as a fixed payout, the amount of adjusted Contract Value that you elect to apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payouts are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.

Annuity Units/Calculating Annuity Payments

The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date adjusted for any applicable MVA and any deduction we make for premium tax, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected
Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:

o multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

o    divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3%, 5% or 7% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer or liquidation. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the surviving joint Annuitant elects to receive Traditional Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.


Mortality and Expense Risk Guarantee
--------------------------------------------------------------------------------

Allianz Life guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.

Financial Statements
--------------------------------------------------------------------------------

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2004, included herein should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2004 are also included herein.